UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

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Securities Exchange Act of 1934

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Willis Towers Watson Public Limited Company

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2025 Year-End Proxy Statement

Willis Towers Watson Public Limited Company

wtwco.com

Notice of Annual General Meeting of Shareholders

Date and Time:	Wednesday, May 20, 2026 at 7:45 a.m. IST. Registration begins at 7:15 a.m. IST.
Location:	Carton House, Carton Demesne, Maynooth, Co. Kildare, W23 TD98, Ireland

We are pleased to invite you to join Willis Towers Watson Public Limited Company’s 2026 Annual General Meeting of Shareholders (the “AGM”).

Items of business:

1)
Election of nine directors
2)
Advisory (non-binding) vote to ratify the appointment of the independent auditors and binding vote to fix the independent auditors’ remuneration
3)
Advisory (non-binding) vote to approve named executive officer compensation
4)
Renewal of the Board's existing authority to issue shares under Irish law
5)
Renewal of the Board's existing authority to opt out of statutory pre-emption rights under Irish law
6)
Approval of the WTW Amended and Restated Employee Share Purchase Plan (the “Plan”), including the increase of the number of shares authorized for issuance under the Plan, among other amendments

Who can vote:

•
Only shareholders of record on March 23, 2026 are entitled to receive notice of, and to attend and vote at, the meeting and any adjournment or postponement of the meeting.

How to vote:

•
Shareholders may vote by mail, over the Internet, by telephone, or in person at the annual meeting. See “Additional Information — Information about the Proxy Materials and the 2026 AGM” in this Proxy Statement for more information.

Attending the meeting:

•
Shareholders entitled to attend and vote at the 2026 AGM may attend at Carton House, Carton Demesne, Maynooth, Co. Kildare, W23 TD98, Ireland.
•
We encourage our shareholders to vote by proxy prior to 4:59 a.m. IST on May 20, 2026. With respect to shares held through a Company employee share plan, shareholders must vote by proxy prior to 4:59 a.m. IST on May 16, 2026.
•
Shareholders who wish to attend the meeting in person should review “Additional Information — Information about the Proxy Materials and the 2026 AGM — What do I need in order to be admitted to the AGM?”, “How do I vote?” in this Proxy Statement. You will need proof of record or beneficial ownership of the Company’s ordinary shares as of that date in order to enter the meeting.

Date of mailing:

•
This Proxy Statement, the Company’s Annual Report on Form 10-K and the Irish Statutory Accounts are available at www.proxyvote.com. These materials were mailed or made available to shareholders on or about March 27, 2026.

Your vote is important. We urge you to participate in deciding the items on the agenda and to read this Proxy Statement and accompanying materials for additional information concerning the matters to be considered at this meeting. Shareholders present at the meeting will have an opportunity to ask questions regarding the Irish Statutory Accounts and related reports to the representatives of our independent auditors. The only matters that will be addressed at the AGM will be the items of business on the agenda included in this Proxy Statement.

On behalf of the Board of Directors,

Nicole Napolitano

General Counsel, Corporate Governance & Public Company;

Company Secretary

March 27, 2026

Important Notice Regarding the Availability of Proxy Materials for the Company’s AGM to be held on Wednesday, May 20, 2026. This Proxy Statement, the Company’s Annual Report on Form 10-K and the Irish Statutory Accounts are available at www.proxyvote.com.

2025 YEAR-END PROXY STATEMENT

Table of Contents

Proxy Statement Highlights		i
Proposal No. 1:	Elect Directors	1
Corporate Governance		16
Proposal No. 2:	Advisory (Non-binding) Vote to Ratify the Appointment of Independent Auditors and a Binding Vote to Authorize the Board of Directors, Acting through the Audit Committee, to Fix the Independent Auditors’ Remuneration	30
Proposal No. 3:	Advisory (Non-binding) Vote on Named Executive Officer Compensation	33
Executive Compensation: Compensation Discussion and Analysis		34
Human Capital and Compensation Committee Report		57
Human Capital and Compensation Committee Interlocks and Insider Participation		57
Compensation Tables		58
Proposal No. 4:	Renew the Board's Existing Authority to Issue Shares under Irish Law	92
Proposal No. 5:	Renew the Board's Existing Authority to Opt Out of Statutory Pre-emption Rights under Irish Law	93
Proposal No. 6:	Approval of the WTW Amended and Restated Employee Share Purchase Plan	95
Additional Information:		104
Security Ownership of Certain Beneficial Owners and Management		104
Incorporation by Reference		107
Information about the Proxy Materials and the 2026 AGM		107
Shareholder and Other Proposals for the 2027 AGM		111
Disclaimer Regarding Forward-Looking Statements		112
Exhibit A:	The WTW Amended and Restated Employee Share Purchase Plan (as last amended and restated as of May 20, 2026)	113

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 1

2025 YEAR-END PROXY STATEMENT

Proxy Statement Highlights

Willis Towers Watson Public Limited Company is a leading global advisory, broking and solutions company that helps clients around the world turn risk into a path for growth. We have approximately 47,000 colleagues and service clients in more than 140 countries and markets. In this Proxy Statement, we refer to Willis Towers Watson as the “Company,” “WTW,” “we” and “our.”

VOTING MATTERS

Proposal	Page number	Board vote recommendation	Vote Requirement
Proposal No.1: Elect Directors To elect the nine persons named in this Proxy Statement to serve as directors for a one-year term until the next AGM	1	FOR	Majority of votes cast
Proposal No. 2: Ratify the Appointment of the Independent Auditors in an Advisory (Non-binding) Vote and Fix the Independent Auditors’ Remuneration in a Binding Vote To ratify, on a non-binding advisory basis, the selection of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte Ireland LLP to audit our Irish Statutory Accounts, and to authorize the Board, acting through the Audit Committee, to fix the remuneration of the independent auditors on a binding basis	30	FOR	Majority of votes cast
Proposal No. 3: Approve Named Executive Officer Compensation in an Advisory (Non-binding) Vote To approve, in an advisory (non-binding) vote, the compensation of the Company’s named executive officers	33	FOR	Majority of votes cast
Proposal No. 4: Renew the Board's Existing Authority to Issue Shares under Irish Law To renew the Board's authority to issue up to approximately 20% of the Company’s issued ordinary share capital as of March 23, 2026, for a period expiring 18 months from the passing of the resolution	92	FOR	Majority of votes cast
Proposal No. 5: Renew the Board's Existing Authority to Opt Out of Statutory Pre-emption Rights under Irish Law To renew the Board's authority to issue, free of pre-emptive rights, up to 20% of the Company’s issued ordinary share capital as of March 23, 2026 for a period expiring 18 months from the passing of the resolution	93	FOR	75% of votes cast
Proposal No. 6: Approve the WTW Amended and Restated Employee Share Plan, including the Increase of the Number of Shares Authorized for Issuance under the Plan To approve the Plan, including the increase of the number of shares authorized for issuance under the Plan by 3,122,500 shares, among other amendments described in the proposal	95	FOR	Majority of votes cast

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY i

2025 YEAR-END PROXY STATEMENT

Key Governance Practices and Policies

Board Composition

During a period of active Board refreshment, nine new directors, including a new CEO and eight new independent directors, one of whom is now our Board Chair, joined the Board from 2022 through 2024. Our Board composition reflects a mix of gender, race, ethnicity, nationality, backgrounds, experiences and skill sets.

67%
Non-US
Citizenship
67% Non-US Citizenship
33% US Citizenship

89%
Independent
89% Independent
11% Not Independent

The figures in the above pie charts relate to our director nominees and are rounded to the nearest whole number.

Recent Evolution of Corporate Governance - Board Committee Structure and Board Chair Succession

The Board continually reviews and adapts its oversight structure to align with the critical needs of the business. Following the completion of the three-year remit of the Operational Transformation Committee at the end of 2024 in connection with the conclusion of the Company’s Operational Transformation Program ("Transformation Program"), the Board revisited its Committee structure and determined to maintain four Board Committees and restructured the Committees' responsibilities in a manner that it believes helps support the Company’s strategy.

Accordingly, effective January 1, 2025, the Board:

•
restructured the Audit Committee (formerly the Audit and Risk Committee) to focus on traditional audit committee matters; and
•
created the Risk and Operational Oversight Committee to focus on oversight of the Company’s enterprise risk management, including among other things, its management of operational risks such as cybersecurity risks, and oversight of its continued efforts to seek operational improvements.

The Board maintained the Human Capital and Compensation Committee and Corporate Governance and Nominating Committee in their current forms, with no material changes to their remits.

Additionally, the Board elected Paul Reilly to replace Paul Thomas as its non-Executive Chair, effective as of the conclusion of the 2025 AGM in connection with Mr. Thomas’s departure from the Board.

ii WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2025 YEAR-END PROXY STATEMENT

Corporate Governance Highlights

✓

Completion of multi-year Board succession and refreshment; maintaining focus on ensuring alignment of the Board’s composition and the evolving needs of the business, including through robust annual Board evaluation process

✓	Regular review and refreshment of Board leadership to provide fresh perspectives
✓

Regular review of Board Committee structure, responsibilities and focus; for example:

•
Successful completion of the Operational Transformation Committee remit, which terminated at the end of December 2024 pursuant to its charter at the conclusion of the Transformation Program, which the Committee was charged with overseeing
•
The creation of the Risk and Operational Oversight Committee to replace the Operational Transformation Committee, reflecting the Board's intention to continue to adapt to and provide appropriate oversight of the needs of the Company

✓	Regular review of Board composition, including tenure in accordance with the director tenure policy
✓	Active Board participation in management succession
✓	Oversight of Company strategic planning in furtherance of the Board’s strategic focus
✓	Onboarding and regular continuing director education
✓	Formal Board and Board Committee oversight of sustainability initiatives, artificial intelligence and cybersecurity
✓	Insider trading policies and procedures applicable to directors, officers and WTW associates as well as a policy applicable to the Company's repurchase of WTW securities

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY iii

2025 YEAR-END PROXY STATEMENT

Board Committee Overview

The Board Committees assist the Board in overseeing, among other things, the following:

Audit Committee

•
integrity of the Company’s financial statements
•
independent auditors and the internal audit function
•
compliance with legal and regulatory requirements (including data privacy), and internal accounting controls and procedures
•
significant legal matters and related persons transactions

Corporate Governance and Nominating Committee

•
Board Committee purpose, structure and operations
•
director selection process, the development of director qualification standards and the identification of director nominees
•
evaluation of director time commitments, including with respect to other board leadership positions
•
sustainability initiatives, as discussed more below (with the relevant Board Committees managing their specific sustainability responsibilities pursuant to their respective charters), including the Company’s environmental sustainability program and charitable contributions

Human Capital and Compensation Committee

•
compensation philosophy and the development and implementation of compensation programs in accordance with the philosophy
•
executive officer compensation, annual corporate goals and objectives relevant to their compensation, and their performance in light of those goals
•
compensation policies as well as incentive compensation and equity-based plans for the executive officers
•
implementation of the Company’s human capital and talent strategy

Risk and Operational Oversight Committee

•
overall Company risk management, including enterprise risk management framework, policies and practices used to identify, assess and manage key risks facing the Company and its subsidiaries
•
management of risks arising out of the Company's operations that support the Company's businesses
•
management initiatives to drive operational efficiencies and improvement
•
management's approach to risk identification, risk tolerance and risk management with respect to the Company's key operational risks, including without limitation, cybersecurity, technology, information security and artificial intelligence risk, among others

Refer to the section entitled “Corporate Governance – Willis Towers Watson Board Committees” for more information on the Board Committees’ responsibilities.

iv WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2025 YEAR-END PROXY STATEMENT

Sustainability

Approach: Our clients, colleagues and other stakeholders expect us to conduct our business with integrity and in an environmentally and socially responsible manner. We take these expectations seriously and, consistent with what we believe enhances long-term value, have embraced principles that are aligned with our business priorities and support the communities in which we operate across the globe. "Sustainability" is how we refer to our environmental, people and community and governance strategy that guides our internal operations. See Sustainability Oversight for more information on sustainability including management and board oversight of activities.

Management Oversight: The Company has a cross-functional management committee to coordinate and facilitate communication of the Company’s sustainability initiatives applicable to its own operations.

Board Oversight: The Board takes an approach that the most appropriate Committee maintains oversight over a particular issue rather than concentrating all sustainability initiatives into any one Committee. The Committees report to the Board on sustainability matters as appropriate.

To learn more about our sustainability principles, goals and related statements, and to review our Sustainability Report and SASB appendix and our TCFD disclosure, visit: www.wtwco.com/en-us/about-us/sustainability-report. The information on, or accessible through, our website and our other reports is not part of or incorporated by reference into this Proxy Statement and is current only as of the date it was first published.

Shareholder Outreach

We conduct a semi-annual shareholder outreach program whereby we reach out to shareholders holding at least a majority of our outstanding shares. Over the past several years, we have incorporated feedback from our shareholders into our executive compensation and governance programs.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY v

2025 YEAR-END PROXY STATEMENT

Our Business

WTW

Segment Overview

Health, Wealth & Career (“HWC”)

Portfolio of leading businesses providing advisory and consulting services within human capital, employee benefits and retirement verticals

Health provides advice, broking, solutions and software for employee benefit plans, HR organizations and management teams of our clients	Wealth provides advice and management for retirement and investment asset owners using a sophisticated framework for managing risk	Career provides compensation advisory services, employee experience software and platforms, and other career-related consulting services to our clients	Benefits Delivery & Outsourcing provides medical exchange and outsourcing services to active employees and retirees across the group and individual markets as well as pension outsourcing

Risk & Broking (“R&B”)

Risk advisory and solutions business delivering innovative, integrated solutions tailored to client needs and underpinned by cutting edge data and analytics, technology and experienced risk thinkers

Corporate Risk & Broking provides a broad range of risk advice insurance brokerage and consulting services to clients worldwide ranging from small businesses to multinational corporations	Insurance Consulting and Technology provides advice and technology solutions to the insurance industry to help clients measure and manage risk and capital and improve performance

vi WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2025 YEAR-END PROXY STATEMENT

Key Executive Compensation Practices and Policies

2025 Named Executive Officers (“NEOs”)	• Our 2025 NEOs are Carl Hess (CEO), Andrew Krasner (CFO), Julie Gebauer (President, HWC), Lucy Clarke (President, R&B) and Matthew Furman (General Counsel).
Pay for Performance: Short-Term Incentive (“STI”) and Long-Term Incentive Program (“LTIP”) Awards
•
Significant portion of each NEO's compensation is variable and at-risk, including STI awards (cash) and LTIP awards (equity).
•
Incentive plans are designed to reward exceptional performance and contributions at the enterprise, segment and individual levels, and incorporate the following financial metrics: Adjusted Net Revenue, Adjusted Operating Margin, Free Cash Flow Margin, Three-Year Average Annual Adjusted Net Revenue Growth, Three-Year Average Annual Adjusted Operating Margin Improvement and Relative TSR.
•
Based on our financial performance, achievements against our strategic priorities and other factors taken into consideration, NEO 2025 STI awards were earned at 99.3% to 131.1% of target and 2023 LTIP performance-based restricted share units (“PSUs”), with a performance period that concluded at the end of 2025, were earned at 195.1% of target.

Shareholder Aligned Executive Compensation Program
•
LTIP awards are delivered through PSUs (75%) and time-based restricted share units (“RSUs”) (25%). Collectively, LTIP awards represent the largest portion of the CEO’s target total direct compensation (74%) and, on average, 52% of the other NEOs’ target total direct compensation.
•
2025 PSU performance metrics align a significant portion of NEO compensation with WTW’s strategic priorities and commitment to driving shareholder value.
•
NEO STI awards are based on enterprise and segment financial performance, as well as a qualitative assessment of progress relative to our strategic priorities. This supports and incentivizes successful execution of the Company's strategy.
•
Share ownership policy applicable to executive officers; minimum guideline of 6x base salary for CEO and 3x base salary for all other executive officers.

Compensation Recoupment	• Compensation recoupment policy applicable to NEOs’ cash and equity incentive awards in the event of financial restatement or detrimental conduct.
Executive Severance Plans
•
Executive severance plans provide for the payment of certain severance benefits to NEOs in the event of: (i) involuntary termination outside of a change in control period and (ii) involuntary termination or good reason resignation during a change in control period.
•
Severance amounts are generally competitive with market practices and determined as a multiple of each NEO’s base salary and STI target, and may also include a pro-rata portion of the STI award payable for the year of termination and the cost of continued medical coverage for a period following termination.
•
NEOs do not receive any form of tax gross-ups, significant perquisites or automatic payments in connection with a change in control of the Company.

Say-on-Pay
•
We hold an annual Say-on-Pay advisory vote on the compensation of our NEOs.
•
Shareholder support of our executive compensation program with a Say-on-Pay approval rate of approximately 97% at the 2025 AGM.

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2025 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors

Our Board is responsible for overseeing our global business in a manner consistent with the respective fiduciary duties of each member of the Board. The Corporate Governance and Nominating Committee (the “Governance Committee”) continuously assesses the Board’s size and composition to determine if it is effective and represents the long-term interests of shareholders. As discussed further below, the Governance Committee believes that the slate of director nominees as a whole reflects the collective knowledge, integrity, reputation and leadership abilities, and the overall mix of skills, experience and attributes, that are appropriate for the Company’s governance and oversight. At the Governance Committee’s recommendation, the Board has nominated the persons listed in this Proposal No. 1 to serve until the next AGM unless they are removed or resign before that meeting.

The Board unanimously recommends a vote “FOR” the election of each of the directors.

Required Vote

Our directors are elected by way of separate resolutions, each of which requires the affirmative vote of a majority of the votes cast by shareholders at the 2026 AGM, and, upon their elections, will hold office until the next AGM unless they are removed or resign before that meeting. Any nominee for director who does not receive a majority of the votes cast is not elected to the Board.

Evolution of Board Composition and Structure

Over the past several years, the composition and structure of the Board substantially changed as the result of the Board's strategic refreshment process. As part of this multi-year succession planning program, including input from a third-party consulting firm, the Board:

•
appointed nine new directors, including a new CEO and eight new independent directors.
•
formed a new Operational Transformation Committee, effective in 2022 through the end of 2024, to oversee the implementation of the Company’s three-year Transformation Program and a number of the Company’s operational risks.
•
rotated and refreshed Board Committee Chairs and Committee members.
•
after a regular review of Board Committee responsibilities and focus areas, renamed the “Compensation Committee” as the “Human Capital and Compensation Committee” to demonstrate its ongoing focus on human capital matters in addition to compensation.
•
adopted tenure limits in relation to service as a director, Board Committee Chair and Board Chair.
•
elected Paul Reilly to replace Paul Thomas as its non-Executive Chair, effective as of the conclusion of the 2025 AGM in connection with Mr. Thomas’s retirement from the Board.
•
revisited and restructured the Board Committees to continue to provide proper oversight following the completion of the Operational Transformation Committee’s remit, which terminated at the end of December 2024 pursuant to its charter at the conclusion of the Transformation Program; the Risk and Operational Oversight Committee was formed to replace the Operational Transformation Committee, reflecting the Board's intention to continue to adapt to and provide appropriate oversight of the needs of the Company and its strategy.

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2025 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

This refreshment strategy balanced the importance of adding new directors to the Board while also facilitating onboarding by providing incoming directors with the opportunity to work with more tenured directors before the latter retire from the Board. The Board believes the right balance of skills, background and experience helps the Company drive its strategy forward and accounted for this in its succession strategy. The directors have a wide range of skills, including expertise in insurance, finance, transformation and technology. The directors’ skills, background and experience are detailed further below.

Board Diversity

Both the Board and the Governance Committee believe that Board diversity helps to ensure a balanced Board with a rounded perspective. Diversity is broadly interpreted by the Board to include viewpoints, background, attributes, experience, industry knowledge and geography. Our Board composition reflects a mix of gender, race, ethnicity, nationality, backgrounds, experiences and skill sets, including as follows: 44% of directors identify as female; 11% of directors identify as LGBT+; 11% of directors identify as Black; 66% of directors have non-U.S. citizenship; and 75% of Board Committee Chairs are female and 50% identify as Black or LGBT+.

Director Qualifications

When recommending an individual for new or continued membership on the Board, the Governance Committee considers each nominee’s individual qualifications in light of the size of the Board (which it considers appropriate), the overall mix of attributes represented on the Board, and the Company’s current and future needs. In its assessment of each nominee, the Governance Committee considers, among other things, the person’s integrity, experience, reputation, judgment, independence, maturity, skills and personality, commitment and, for current directors, tenure and performance on the Board and its Committees.

Additionally, the Governance Committee:

•
believes that knowledge of the Company’s business and industries, finance, operational transformation, as well as technology and information security, including cyber-security, is also important. Based on such knowledge, the Governance Committee believes the director nominees are uniquely positioned to oversee the Company’s long-term strategy.
•
believes that the Board, as a whole, has the skills to support oversight of sustainability matters (i.e., our ESG efforts relating to our internal operations) as reflected by directors’ experience in the areas of public policy, talent management solutions, healthcare, global management, strategy and risk management, among other areas and as further described below.
•
believes that, as the Company’s business also requires continuous compliance with the regulatory requirements of various agencies, experience with regulated financial services is helpful.
•
considers each director’s ability to devote the time and effort necessary to fulfill responsibilities to the Company and, for current directors, whether each director has attended at least 75% of the aggregate of the total number of meetings held by the Board and any committee on which he or she served. In 2025, all directors satisfied these criteria.
•
believes service on other public or private boards in markets around the world enhances a director’s knowledge and board experience.
•
considers the experience of a director on other boards and board committees in both nomination decisions and in recommending the membership slate for each of the Company’s Board Committees.
•
believes that leadership experience, including through employment as CEO or senior executive of a public company or membership on the board of directors of a public company, is important to the Board’s ability to oversee management and the Company’s growth strategy.
•
believes that, because of the Company’s global reach, international experience or knowledge of or experience in a key geographic area is important.

2 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

2025 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

•
seeks a high level of financial literacy and experience for the Board and its Committees, in light of the Company’s public and global nature (including conducting business in different countries and currencies).

In assessing whether directors and director nominees have sufficient time to devote to Board duties and responsibilities, the Governance Committee considers, among other things, the number of other public company boards of directors on which a director serves as well as other commitments. The Company’s Corporate Governance Guidelines restrict the number of public company boards on which our directors may serve. None of the Company’s directors are considered “overboarded” under the Guidelines. The Board believes that each director has demonstrated the ability to devote sufficient time and attention to Board and Committee duties, and otherwise fulfill the responsibilities required of directors.

The Board evaluates each director nominee and each director’s continued service on the Board, based on his or her own merits, knowledge, experience and attributes. For this reason, the Board has not adopted a mandatory retirement age as it believes that doing so might hinder the selection or continued service of a director who would serve as an asset to the Board. However, in consideration of the Board’s recent refreshment process and the current tenures of our directors, the Board has adopted a twelve-year tenure limit for service on the Company's Board, unless the Board otherwise determines, at the recommendation of the Governance Committee, that a longer tenure for such director is in the best interest of the Company.

The Governance Committee has utilized a director skills matrix similar to the one below in its consideration of Board refreshment and director nominations. The matrix summarizes some of the experience, qualifications, attributes and skills of each individual director nominee. This summary is not intended to be an exhaustive list of each of our director nominee’s skills or contributions to the Board. Further information on each director nominee, including some of their specific experience, qualifications, attributes or skills are below under “Director Biographical Information.”

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2025 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Willis Towers Watson PLC Director Skills and Experience Matrix

		Dame Inga Beale	Fumbi Chima	Stephen Chipman	Michael Hammond	Carl Hess	Jacqueline Hunt	Paul Reilly	Michelle Swanback	Fredric Tomczyk
Business & Industry	Human Capital and/or Benefits Advisory				●	●	●	●		●
	Insurance and Reinsurance	●			●	●	●			●
	Investment Advisory and Management			●		●	●	●		●
	Professional Services Company (Provider)			●	●	●	●	●	●
Financial	Background and experience in banking, financial services, investing, and accounting.	●	●	●	●	●	●	●	●	●
	M&A and Capital Markets	●		●	●	●	●	●	●	●
Information Technology and Cybersecurity	Expertise in information systems and security and/or significant experience overseeing risks related to cybersecurity.		●						●
International Business(1)	Background living or working in, or management responsibility for a business or function in key geographic areas outside the U.S.	●	●	●	●	●	●	●	●	●
Management/ Executive Leadership	Background in roles such as CEO, Senior Executive of a large company and/or global company with a significant transformation program.	●	●	●	●	●	●	●	●	●
Public Board	Previous directorships on other public company boards and board committees.	●	●				●	●		●
Technology Oversight	Experience related to overseeing risks related to technology and technology services.	●	●	●	●	●	●	●	●	●
Age	< 60		●				●		●
Citizenship	European/UK Citizenship	●	●	●	●		●
	Other Non-US Citizenship									●
	US Citizenship		●	●		●		●	●
1)
All directors have significant experience working with businesses with international operations.

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2025 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Board Evaluation Process

The Governance Committee considers the Board’s size, composition and effectiveness throughout the year. This includes a constructive annual evaluation process, which the Board recognizes is an essential component of good corporate governance and Board effectiveness.

The Governance Committee oversees the process and format of the evaluations of the Board and its Committees. As the process is dynamic, the format may change from year-to-year at the discretion of the Governance Committee to ensure that honest and actionable feedback is solicited and obtained from the directors. As the Board manages evolving expectations for how boards should meet their oversight duties and assess their own performance, the format of the evaluations may vary from written questionnaires completed by each director analyzed by the office of the Corporate Secretary to interviews of each director, including from time to time by a third-party facilitator.

Typically, the annual evaluation involves a multi-step process, as set forth below, that aims to generate robust comments and discussion at all levels of the Board and each Committee, with topics ranging from Board composition to processes to materials:

•
Step 1: The Governance Committee reviews and approves the process and outline for questions (whether in the form of written questionnaires or questions to be used for open dialogue), including whether to appoint a third-party facilitator.
•
Step 2: Directors provide responses to the questions, which address a variety of topics including, among other things:
o
Board composition and structure;
o
meetings, materials and topics;
o
Board interaction with management;
o
continuing education; and
o
effectiveness of the Board.
•
Step 3: The evaluation results are then discussed in closed-session discussions:
o
with the Governance Committee, which reviews the results of the full Board as well as each Committee evaluation;
o
by each Committee (as necessary), with discussions being led by the independent Committee Chairs; and
o
by the full Board, with discussions being led by the Non-Executive Board Chair. Each Committee Chair also reports to the full Board regarding any discussions held at the Committee closed sessions.
•
Step 4: Based on evaluation results, the Non-Executive Board Chair and Committee Chairs work to implement changes in practices or procedures, as appropriate.

The evaluation process has resulted in enhancements or changes to, among other things, meeting materials, meeting topics, meeting structure, committee structure and composition and the evaluation process itself.

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2025 YEAR-END PROXY STATEMENT

Proposal No. 1: Elect Directors (continued)

Director Orientation and Continuing Education

Director Orientation: Our robust orientation program familiarizes new directors with the Company’s businesses, strategies and policies, and assists new directors in developing company and industry knowledge to optimize their service on the Board. The orientation also provides new directors with an understanding of their fiduciary duties and other requirements associated with serving on the Board of an Irish-domiciled company with shares listed on NASDAQ.

Continuing Education: Regular continuing education programs enhance the skills and knowledge directors use to perform their responsibilities. These programs may include internally developed materials and presentations, programs presented by third parties, and financial and administrative support to attending qualifying academic or other independent programs.

Over the course of the last few years, the New Director Orientation and Continuing Education Program has been a standing agenda item on the Governance Committee’s agenda. The Committee has overseen the orientation of the eight new independent directors, solicited input from the directors as to how to better onboard new directors and incorporated feedback into the program.

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Proposal No. 1: Elect Directors (continued)

Director Biographical Information

We have highlighted below some key qualifications, attributes, skills and experiences of each director nominee at the AGM that were considered by the Governance Committee. The absence of a particular bullet point does not mean that a director does not possess other important qualifications or skills.

Independent Director Since: 2022 Age: 62 Board Committees: Audit Committee (Chair); Risk and Operational Oversight Committee Key skills and experience: • Management • Industry • Financial

Dame Inga Beale

Background:

Ms. Beale is the former Chief Executive Officer of Lloyd’s of London, a role she held from 2014 to 2018. Previously, Ms. Beale was Chief Executive Officer of Canopius Group Ltd, with its principal operations at Lloyd’s, from 2012 to 2014. Prior to that, from 2008 through 2011, she was Global Chief Underwriting Officer and Head of Mergers & Acquisitions, Organizational Transformation and Internal Consulting for Zurich Insurance Group. She held the role of Group CEO of Swiss reinsurer Converium Ltd in 2006 and 2007, after having spent 14 years in a variety of international roles for GE Insurance Solutions in both Europe and the US. She was appointed Dame Commander of the Order of the British Empire (DBE) in the 2017 New Year Honours for services to the economy.

Ms. Beale currently serves as Chair of South Pole Holding AG, a privately-owned company that helps realize decarbonization pathways across industries, and serves on the public company boards of NN Group N.V. and Crawford and Company. Ms. Beale served as a member of the Geneva Association Board from 2014 to 2018, a member of the UK Government’s Financial Services Trade and Investment Board from 2015 to 2018, and a member of the London Mayor’s Business Advisory Board from 2016 to 2021. She previously served on the public company board of Mediclinic International plc, where she had served as Chair. Ms. Beale is a Chartered Insurer and studied economics and accounting at Newbury College, Berkshire, England.

Qualifications:

The Board has concluded that Ms. Beale should continue to serve on the Board due to, among other things, her previous executive and management experience in the insurance and reinsurance industry, including her time as CEO of multiple insurance and reinsurance companies. The Board believes that Ms. Beale’s management and directorship experience provides significant insight into global management, strategy, transformation and risk management.

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Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2022

Age: 51

Board Committees:

Corporate Governance and Nominating (Chair);

Audit Committee

Key skills and experience:

• Executive/management

• International business

•  Information technology and oversight of information security

Fumbi Chima

Background:

Ms. Chima has served in leadership roles at various companies in the retail and financial sectors. Most recently, from 2020 to 2023, Ms. Chima served as Executive Vice President and Chief Information Officer of Boeing Employees’ Credit Union (BECU), a not-for-profit financial cooperative. Prior to BECU, Ms. Chima served as Chief Information Officer at Adidas AG, from 2019 to 2020, Chief Information Officer at Fox Networks Group, from 2017 to 2019, Chief Information Officer at Burberry Group plc, from 2015 to July 2017, and Chief Information Officer — Asia, at Walmart, Inc., from 2014 to 2015. Ms. Chima also previously served in other leadership roles at Walmart, Inc. from 2010 to 2014, and as Vice President of Corporate Systems at American Express Co. from 2006 to 2010.

Ms. Chima currently serves on the public company board of SPS Commerce, Inc., a leading electronic data interchange, sales and item data company. Previously, she served on the public company boards of Whitbread plc, a British hospitality company, from March 2021 to June 2024, AZEK Company, Inc., a manufacturer of residential and commercial building products, from November 2020 to September 2023, Ted Baker plc, a British luxury clothing company (which delisted from the London Stock Exchange in October 2022), from August 2021 to September 2022, and Africa Prudential plc, a technology-driven share registration and investor service provider, from August 2020 through March 2022. Additionally, she served on the board of directors of Global Sources Ltd., a business-to-business media company with a focus on the Greater China market, from September 2016 to September 2017. Ms. Chima previously served in advisory roles for SAP Executive Advisory, from 2019 to 2020, and Apptio EMEA Advisory, in 2020. Ms. Chima received her Bachelor of Arts in Politics and Philosophy from the University of Hull. Ms. Chima’s career accolades include, among others, One of the Top 100 Women in STEM, 2018 One of the Most Influential Black Executives in Corporate America, 2015 Trailblazer Award by Face-to-Face Africa and 2012 IT Leader of the Year.

Qualifications:

The Board has concluded that Ms. Chima should continue to serve on the Board due to, among other things, her global business and technology experience, including information technology expertise and oversight of information security, and for her leadership in diversity and inclusion efforts, including advocating for women in business globally. The Board believes that Ms. Chima’s broad range of experience with public and private company leadership positions and directorships provides significant insight into the Company’s global operations and information technology.

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Proposal No. 1: Elect Directors (continued)

G

Independent Director Since: 2023

Age: 64

Board Committees:

Audit Committee;

Risk and Operational Oversight Committee

Key skills and experience:

•  Executive/management

• International business

• Financial

Stephen Chipman

Background:

Mr. Chipman has served in executive roles at several organizations. Most recently, from 2018 to 2019, Mr. Chipman served as Group Managing Director of Vistra, a private equity portfolio company, after its purchase of Radius, a private equity-backed global company providing technology-enabled services and solutions, where Mr. Chipman had served as CEO from 2016 through 2018. Prior to that, Mr. Chipman served as CEO of Grant Thornton LLP, a role he held from 2009 to 2014. Mr. Chipman held several roles at Grant Thornton including CEO of Grant Thornton China Management Corp. from 2006 to 2009; US Central Region Managing Partner and Office Managing Partner of Grant Thornton LLP from 2001 to 2006; Managing Partner, Global Services & Worldwide Director, at Grant Thornton LLP from 1996 to 2000; Asia Pacific Regional Technical Director with Grant Thornton International from 1992 to 1995; and Audit Professional at Grant Thornton from 1981 to 1991.

Mr. Chipman currently serves as a director of Prudential Insurance Funds overseeing the management and performance of approximately $160 billion of assets in over 100 funds and strategies. He also serves on the boards of Stout, a private equity-backed global advisory firm, One Sky Foundation, a not-for-profit organization, and Doeren Mayhew, a private equity-backed professional services firm. He previously served on the board of Auxadi Holdo, a private equity-backed international corporate services company, where he served as chair. Mr. Chipman was educated at Plymouth College and Plymouth Polytechnic in Plymouth UK. He is a U.S. Certified Public Accountant and a Chartered Accountant in England and Wales.

Qualifications:

The Board has concluded that Mr. Chipman should continue to serve on the Board due to, among other things, his significant management and strategic experience gained from a multitude of leadership roles. The Board believes that Mr. Chipman’s various executive officer positions provide significant insight into executive management and financial and risk management.

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Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2022

Age: 68

Board Committees:

 Risk and Operational Oversight Committee (Chair);

Human Capital and Compensation Committee

Key skills and experience:

•  Executive/management

•  International business

•  Industry

Michael Hammond

Background:

Mr. Hammond is a retired senior executive with experience at several international insurance broking firms. Most recently, he served in a variety of senior roles at Lockton until 2017. This included Chairman and CEO, Lockton Overseas, from 2016 to 2017, Chairman, Lockton International Holdings Ltd., from 2016 to 2017, CEO of Lockton International Holdings Ltd., from 2006 to 2016, and CEO of Lockton Companies LLP from 2010 to 2015. He previously served as CEO of JLT Risk Solutions and a member of the Board of JLT Group plc, from 2004 to 2005, and CEO of Marsh UK Ltd., from 2000 to 2003.

Mr. Hammond previously served on the board of directors of Lockton Cos., from 2011 to 2016, and, from 2006 to 2017, he served on the boards of directors at a number of privately-owned companies and subsidiaries of Lockton Cos., including as Chairman of Lockton Overseas Ltd., an investment management company, and as a director of Lockton, Inc., a risk management, insurance and employee benefits service provider, Lockton (MENA) Ltd., an insurance service provider, and Lockton Wattana (Thailand) pte, an insurance broker. Previously, Mr. Hammond also served on the boards of directors at JLT, a provider of insurance, reinsurance, employment benefits advice and brokerage services that was acquired by MMC, from 2005 to 2006, Marsh, Inc. (“Marsh”), a global professional services firm, from 2002 to 2003, and certain Marsh subsidiaries, from 2000 to 2003, as well as a member of the University of East Anglia Student Business Enterprise Fund and Advisory Board. Mr. Hammond currently serves as the Chairman of The London Insurance Market Charitable Trust. Mr. Hammond received his Bachelor of Arts in Economics and Social Studies from the University of East Anglia.

Qualifications:

The Board has concluded that Mr. Hammond should continue to serve on the Board due to, among other things, his significant experience as CEO at large global insurance broking entities and his industry expertise. The Board believes that Mr. Hammond’s relevant management and board experience provides significant insight into global strategy and operations.

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Proposal No. 1: Elect Directors (continued)

Chief Executive Officer Director Since: 2022 Age: 64 Key skills and experience: • CEO/management experience • International business experience • Financial expertise

Carl Hess

Background:

Mr. Hess has served as Chief Executive Officer of the Company since January 1, 2022. Previously, Mr. Hess served as President from August 16, 2021 and, before that, as Head of Investment, Risk and Reinsurance from October 27, 2016 to August 16, 2021. Prior to that, Mr. Hess served as the Co-Head of North America at Willis Towers Watson from January 4, 2016, following the merger of legacy Willis Group and legacy Towers Watson, until October 27, 2016, and as Managing Director, The Americas, of Towers Watson from February 1, 2014 until January 4, 2016. Before that, he served as the Managing Director of Towers Watson’s Investment business from January 1, 2010 until February 1, 2014. Before his service at Towers Watson, Mr. Hess worked in a variety of roles for over 20 years at Watson Wyatt, lastly as Global Practice Director of Watson Wyatt’s Investment business. Mr. Hess is a Fellow of the Society of Actuaries and the Conference of Consulting Actuaries and a Chartered Enterprise Risk Analyst. Mr. Hess has a Bachelor of Arts cum laude in logic and language from Yale University.

Qualifications:

The Board has concluded that Mr. Hess should continue to serve on the Board due to, among other things, his appointment as CEO and significant experience with and considerable knowledge of Willis Towers Watson, which he gained through his combined years of service as an employee, manager and officer of Willis Towers Watson, legacy Towers Watson and legacy Watson Wyatt. This includes over 20 years of experience in various management roles. The Board believes that Mr. Hess’s substantive expertise in a wide range of the Company’s business, including investments, brokerage and employee benefits and actuarial consulting, as well as his education and affiliations as a Fellow of the Society of Actuaries and member of the Conference of Consulting Actuaries, provides significant insight into Willis Towers Watson’s business and management of a global business.

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Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2023

Age: 57

Board Committees:

 Corporate Governance and Nominating Committee;

Human Capital and Compensation Committee

Key skills and experience:

• Executive/management

•  Financial

•  Industry

Jacqueline Hunt

Background:

From 2016 until 2021, Ms. Hunt served as a member of the Allianz SE management board with executive responsibility for the asset management and U.S. life insurance divisions. Prior to that, she served as executive director of Prudential plc and CEO of Prudential UK, Europe and Africa from 2013 to 2015. She served as group CFO of Standard Life from 2010 to 2013. Ms. Hunt has also held a number of senior management positions in companies including Aviva, Hibernian Group, Norwich Union Insurance, PricewaterhouseCoopers and RSA Insurance.

Ms. Hunt currently serves on the public company board of Standard Chartered PLC, a multi-national bank with operations in consumer, corporate and institutional banking, and treasury services. Previously, Ms. Hunt served on the public company boards of Man Group PLC, an active investment management business from February 2022 to March 2023, and Rothesay Life PLC, the UK’s pensions insurance specialist, from July 2022 to April 2023. Ms. Hunt holds a Bachelor of Commerce and a Bachelor of Accounting degree from the University of the Witwatersrand and earned the Chartered Accountant designation.

Qualifications:

The Board has concluded that Ms. Hunt should continue to serve on the Board due to, among other things, her industry experience, her significant management experience at various global companies, as well as her financial expertise. The Board believes that Ms. Hunt’s industry experience and management experience provide significant insight into global management and strategy as well as financial and risk management.

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Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2022

Non-Executive Chair of the Board

Age: 71

Board Committees:

 Corporate Governance and Nominating Committee;

Human Capital and Compensation Committee

Key skills and experience:

•  Executive/management

•  Financial

•  International business

Paul Reilly

Background:

Mr. Reilly is currently the Executive Chair of the Board of Raymond James Financial, a multi-national independent investment bank and financial services company. Mr. Reilly served as the CEO and Chair of the Board of Raymond James Financial from May 2010 through February 2025. He served on the firm's management team as president and CEO-designate from May 2009 to May 2010. Prior to that, he served on the firm’s management team as president and CEO-designate from May 2009 to May 2010. He has served on the firm’s board of directors since 2006. From July 2007 to April 2009, Mr. Reilly was Executive Chairman of Korn/Ferry International, a global provider of talent management solutions with more than 90 offices in 39 countries throughout North America, Latin America, Europe, the Middle East, Africa and Asia Pacific. Mr. Reilly began his tenure with Korn/Ferry International as Chairman and CEO in 2001. Prior to that, he was CEO at KPMG International, a global network of professional services firms and one of the Big Four accounting organizations, where he was responsible for the overall strategy and implementation of the firm’s products, services and infrastructure on a global basis. Before being named CEO at KPMG, Mr. Reilly ran the firm’s financial services business and earlier had held senior management positions in its real estate consulting group.

Mr. Reilly serves on the board of the American Securities Association (ASA), where he previously served as Chair through December 2023, and as a member of the Board at Large of the Securities Industry and Financial Markets Association (SIFMA). He is also active with the Bank Policy Institute. Mr. Reilly’s charitable causes include involvement with the National Leadership Roundtable on Church Management and Our Lady of Divine Providence House of Prayer in Clearwater, Florida. Formerly, he acted as a board member of United Way Suncoast and as the Chair of the American Heart Association Heart Walk and Heart Ball. He received his Bachelor of Science degree and MBA from the University of Notre Dame and remains active with the school, serving on the Business Advisory Council, and being recognized as a recipient of the Distinguished Alumnus Award in 2004-2005. In addition to his degrees, he earned the Certified Public Accountant designation.

Qualifications:

The Board has concluded that Mr. Reilly should continue to serve on the Board due to, among other things, his significant experience as CEO at both a financial services company and a professional services company as well as his international business experience and financial expertise. The Board believes that Mr. Reilly’s relevant executive management and public company board experience provides significant insight into global strategy and operations.

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Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2022

Age: 57

Board Committees:

Human Capital and Compensation Committee (Chair); Risk and Operational Oversight Committee

Key skills and experience:

•  Executive/management

•  Technology

•  Operational transformation

Michelle Swanback

Background:

Ms. Swanback has served in executive roles at several organizations leading large digital and technology-led transformations. Most recently, she served as the CEO of TTEC Engage, a business unit of TTEC, from May 2022 through December 2024, and as President of TTEC Holdings, Inc. from November 2022 through December 2024. Previously, she served as President, Product and Platform, of The Western Union Company from 2020 to 2022. From 2014 to 2020, Ms. Swanback served as the Group Operating Officer at Accenture Digital. She previously served as the lead for Accenture Technology, North America from 2012 to 2014. Prior to that, she served as a managing director in the North American operating unit of the Accenture Communications, Media, and Technology operating group from 2011 to 2012. Ms. Swanback has a Bachelor of Science, Computer Information Systems and Finance from Colorado State University, and completed the IMD Executive Management program at Lausanne in Switzerland.

Qualifications:

The Board has concluded that Ms. Swanback should continue to serve on the Board due to, among other things, her executive management experience as well as her technology and operational transformation experience. The Board believes that Ms. Swanback’s experience, including her leadership positions at global technology companies, provides significant insight into the Company’s global operations and information technology.

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Proposal No. 1: Elect Directors (continued)

Independent Director Since: 2023

Age: 70

Board Committees:

Audit Committee;

Corporate Governance and Nominating Committee

Key skills and experience:

•  Executive/management

•  Financial

•  International business

Fredric Tomczyk

Background:

Mr. Tomczyk served as the CEO of CBOE Global Markets, Inc., a publicly traded securities exchange holding company, from September 2023 to May 2025, and has served as a member of its board of directors since July 2019.

Mr. Tomczyk previously served as president and CEO of TD Ameritrade from 2008 to 2016 and, prior to that, as Chief Operating Officer from 2007 to 2008 with responsibility for the implementation of the company’s growth strategy. Prior to joining TD Ameritrade, Mr. Tomczyk served as the vice chair of corporate operations for TD Bank Group from 2002 through 2007. He also held a number of executive roles for Canada Trust, which later became TD Canada Trust. Prior to joining Canada Trust in 1998, he served as the president and CEO of London Life.

Mr. Tomczyk previously served as the lead independent director of Sagen MI Canada Inc., a publicly traded company, and of its operating subsidiary, Sagen Mortgage Insurance Company Canada. He also previously served as a director of Knight Capital Group, Inc. and a trustee of Liberty Property Trust, both formerly publicly traded companies, and as a director of the Securities Industry and Financial Markets Association. Mr. Tomczyk holds a B.S. degree in applied economics and business management from Cornell University and earned the Chartered Accountant designation.

Qualifications:

The Board has concluded that Mr. Tomczyk should continue to serve on the Board due to, among other things, his significant experience as CEO at a financial services company as well as his financial expertise. The Board believes that Mr. Tomczyk’s management and directorship experience provides significant insight into global management, strategy and risk management.

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Corporate Governance

We believe that good governance is critical to achieving long-term shareholder value. As such, we are committed to governance policies and practices that serve the long-term interests of the Company and its shareholders.

Corporate Governance Highlights

• Separate CEO and independent Board Chair roles.

• Formal CEO and management succession planning process.

• Share ownership guidelines for directors and executive officers.

• Insider trading policies applicable to directors, officers, WTW associates and the Company itself.

• Directors and employees prohibited from hedging Company shares.

• Directors and executive officers prohibited from having margin accounts and pledging Company shares.

• Majority voting for directors in uncontested elections; directors that do not receive a majority vote are not elected to the Board.

• Ongoing approach to Board refreshment and Board succession to meet evolving Board composition and Company needs.

• Annual Board and Committee self-evaluations.

• Active oversight of Company strategic planning.

• Board and Board Committee oversight of sustainability initiatives, risks and disclosures.

• Semi-annual shareholder engagement.

• No poison pill.

• Shareholders holding 10% of the Company’s share capital can convene a special meeting.

• Annual elections of directors and tenure limitations for directors, Board Chair and Committee Chairs.

• Regular executive sessions of independent directors.

• Conditional director resignations required for the Governance Committee’s and the Board’s consideration in the event a director experiences materially changed circumstances.

• Limit on the number of public boards on which directors may serve and assessment of a director’s continued service if he or she accepts membership on another public board.

o For each director, other than a director who serves an executive officer at WTW or any other public company, maximum of three other public company boards (in addition to WTW).

o For each director who serves as a public company executive officer (including WTW’s CEO), maximum of one other public company board (in addition to WTW).

• All independent directors other than CEO.

• Annual review of Board Committee composition.

• Continued assessment and evolution of Board Committee structure to provide proper oversight of the Company's evolving business strategy and needs.

• Onboarding and regular continuing director education.

• Board composition reflects a mix of backgrounds, experiences and skill sets.

• Tenure guidelines for directors, Board Committee Chairs and the Board Chair.

o No re-nomination after completing 12 years of service as a Willis Towers Watson PLC director (unless otherwise determined by the Board at the recommendation of the Governance Committee).

o Board and Committee Chairs elected annually and not expected to serve for more than 6 consecutive years (unless otherwise determined by the Board at the recommendation of the Governance Committee).

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Corporate Governance (continued)

Board and Committee Member Independence

Based on the recommendation of the Governance Committee, the Board has determined that, with the exception of Mr. Hess, the Company's CEO, (i) each of the current directors and director nominees and (ii) each of the Board Committee members is independent under the relevant U.S. Securities and Exchange Commission (“SEC”) rules, NASDAQ listing standards and the Board’s Director Independence Standards included in the Company’s Corporate Governance Guidelines.

As discussed above, each director has significant experience and affiliations with other organizations that bring relevant expertise to the oversight of the Company. In evaluating the independence of each director, the Governance Committee considered that, in the ordinary course of business, the Company provides services (such as insurance broking or consulting services) to, or receives services from, certain organizations affiliated with the directors by virtue of directorship, employment status or share ownership. The Governance Committee determined that, in all of the above cases, the transactions do not impair the relevant director’s independence under the applicable SEC rules, NASDAQ listing standards or the Board’s Director Independence Standards.

Board Meetings and Attendance

The Board met formally eight times in 2025. Additionally, the Board and its Committees met informally with management on numerous occasions during the course of the year to discuss, among other things, strategic, operational, management, compensation and governance issues. The independent directors held separate executive sessions without management either before or after the Board’s regularly scheduled meetings in 2025. The Non-Executive Chair of the Board chaired each executive session. Neither the CEO nor any member of management at any level attends the executive sessions of the independent directors unless invited to discuss a particular matter.

All directors are expected to make every effort to attend meetings of the Board and the Board Committees on which they serve as well as each AGM. All directors who were on the Board in 2025 attended at least 75% of the aggregate number of meetings held by the Board and any Board Committee on which they served in 2025. Further, all directors participated in the 2025 AGM.

Board Leadership Structure

Our Corporate Governance Guidelines provide the Board with flexibility to choose the appropriate leadership structure for the Board based on what it believes is best for the Company at any given point in time. The Board believes that strong independent leadership is important for its performance and effectiveness and to help maintain independent oversight of management. Currently, the Board has an independent, non-Executive Chair. However, when the Board Chair and the CEO are the same individual or the Board Chair does not qualify as independent under NASDAQ rules, our Corporate Governance Guidelines provide for the appointment of a Presiding Independent Director. This structure promotes strong independence in Board leadership.

Furthermore, the Board continues to believe that the Company and its shareholders are best served by having the roles of Board Chair and CEO undertaken by different individuals. The separation allows our CEO to focus on executing our strategy and managing our business, and our Chair is able to focus on Board governance and effectiveness while providing independent Board leadership. Board committee chair roles continue to be filled by other directors, all of whom are independent and play an active role in our strategic planning and oversee such critical matters as the compensation policy for executive officers, nomination and corporate governance practices, and the integrity of financial statements and internal controls over financial reporting.

The Board generally reviews and renews, as appropriate, the term of the Board Chair annually. In furtherance of the Board's refreshment philosophy, the Board elected Paul Reilly to be the new non-executive Board Chair, effective as of the 2025 AGM.

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Corporate Governance (continued)

Under the Corporate Governance Guidelines, the Non-Executive Board Chair (or the Presiding Independent Director, if any):

•
convenes and presides at executive sessions of the independent and non-management directors;
•
serves as principal liaison on Board-related issues between the independent and non-management directors and the CEO and provides the CEO with feedback from executive sessions;
•
prior to Board meetings, discusses with the CEO the information to be provided to directors and reviews and approves such information;
•
approves Board meeting agenda items and, with the CEO, proposes for Board approval the Board’s calendar, including the number and frequency of Board meetings, to ensure there is sufficient time for discussion of all agenda items;
•
recommends to the Board the retention of outside advisors and consultants who report directly to the Board on Board-related issues;
•
consults with the Governance Committee on the appointment of chairs and members for Board Committees;
•
is available for consultation and communication with shareholders in appropriate circumstances, as instructed by the Board; and
•
performs such other functions and responsibilities as requested by the Board from time to time.

Willis Towers Watson Board Committees

Critical matters such as the compensation policy for executive officers, nomination and corporate governance practices, and the integrity of financial statements and internal controls over financial reporting, and enterprise-wide risk management are overseen by the Board and its Committees, which are comprised solely of independent directors.

The Board Committees, members and a description of each Committee’s function are set forth below in further detail. Each of our Board Committees has its own respective charter, which can be found, along with our Corporate Governance Guidelines in the “Investor Relations — Corporate Governance” section of our website at www.wtwco.com. Copies are also available free of charge on request from the Company Secretary.

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Corporate Governance (continued)

Board Committee Composition

The current Board Committee composition is as follows:

	Audit	Human Capital and Compensation	Corporate Governance and Nominating	Risk and Operational Oversight
Dame Inga Beale	X*			X
Fumbi Chima	X		X*
Stephen Chipman	X			X
Michael Hammond		X		X*
Carl Hess
Jacqueline Hunt		X	X
Paul Reilly		X	X
Michelle Swanback		X*		X
Fredric Tomczyk	X		X

*Designates Board Committee Chair.

General Description of Board Committee Responsibilities

The Audit Committee generally assists the Board with overseeing the following:

•
the integrity of the Company’s financial statements, including the auditing, accounting and financial reporting processes of the Company;
•
the selection and oversight of the independent auditors, including their compensation and retention;
•
the Company’s compliance with financial, legal and regulatory requirements and management of related risks;
•
the independent auditors’ qualifications and independence;
•
the performance of the independent auditors and the Company’s internal audit function;
•
the Company’s establishment and maintenance of proper internal accounting controls and procedures;
•
the review and disclosure, as needed, of financial statement errors;
•
the preparation of an audit committee report as required by the SEC for inclusion in the Company’s annual proxy statement and as required by NASDAQ;
•
the treatment of concerns regarding accounting, auditing, securities law and other matters reported by employees under the Company’s whistleblower policy;
•
the review of the Company’s corporate and tax arrangements and structures in connection with the Directors’ Compliance Statement contained in the Irish Statutory Accounts; and
•
to coordinate with the Risk Operational Oversight Committee to review and discuss overlapping matters in furtherance of fulfilling their respective duties and responsibilities delegated by the Board.

Given the attendant risks to the items listed above and to ensure appropriate oversight and coordination among the committees, pursuant to the Audit Committee charter, the Audit Committee coordinates with the Risk and Operational Oversight Committee (including through the Committee Chairs) regarding common areas of interest and meets jointly with that Committee to discuss some of these common areas.

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Corporate Governance (continued)

The Audit Committee provides an avenue for communication among internal audit, the independent auditors, management and the Board. The members of management that join the Committee meetings include, among others, the Chief Financial Officer, the Controller, the General Counsel as well as the Heads of Internal Audit and Compliance. In addition, the Audit Committee discusses with management and, if appropriate, the independent auditors, matters such as the guidelines and policies governing the process by which senior management and the relevant departments of the Company assess and manage the Company’s exposure to risk relating to audit, financial disclosure, tax matters, pension matters and foreign exchange hedging. With respect to compliance, the Audit Committee discusses with the Chief Compliance Officer the compliance and regulatory risks of the Company and receives a report outlining the main activities of the compliance function, material regulatory interactions review, progress against the annual compliance plan and the adequacy of resources. The Committee also discusses with the General Counsel any significant legal matters that may have a material effect on the Company. There is also an overlap of members between the Audit Committee and Risk and Operational Oversight Committee to ensure proper oversight of all Company risks.

Dame Inga Beale is an audit committee financial expert, as defined by Regulation S-K, and all Audit Committee members are financially sophisticated under NASDAQ listing standards in light of their financial experience.

In 2025, the Audit Committee met formally four times. In addition to holding formal meetings, the Audit Committee members meet informally from time to time to discuss and review financial matters related to the Company and its SEC filings, including earnings releases. The Audit Committee also frequently met in executive sessions, including separate meetings with management, the internal auditors and external auditors.

The Human Capital and Compensation Committee ("HCC Committee") generally assists the Board with the following:

•
establishing, in consultation with senior management, the Company’s general compensation philosophy and overseeing the development and implementation of compensation programs in accordance with the philosophy;
•
reviewing and approving annual corporate goals and objectives relevant to the compensation of the CEO, evaluating the performance of the CEO in light of those goals and objectives, and (either as a Committee or together with the other independent directors) determining and approving the CEO’s compensation based on this evaluation, which compensation shall be ratified by the independent directors of the Board;
•
with respect to the executive officers other than the CEO, after consideration of the CEO’s recommendations, reviewing and approving annual corporate goals and objectives relevant to their compensation, evaluating their performance in light of those goals and objectives and determining and approving their compensation;
•
reviewing and approving compensation policies applicable to the executive officers, including with respect to the recovery of incentive-based compensation and the administration of and compliance with such policies;
•
evaluating executive compensation competitive practices and trends;
•
reviewing and approving incentive compensation plans for the executive officers, and equity-based plans, subject to any necessary shareholder approval;
•
in consultation with senior management, overseeing regulatory compliance with respect to compensation matters;
•
reviewing and discussing with senior management the Compensation Discussion and Analysis and approving its inclusion in the Company’s Proxy Statement and Annual Report on Form 10-K;
•
reviewing the results of the “say-on-pay” and “say-on-frequency” proposals included in this Proxy Statement and the appropriate response;
•
providing input and advice on the implementation of the Company’s human capital and talent strategy;
•
making recommendations to the Board on the compensation for non-employee directors, Board Committee Chairs and Board Committee members;
•
making recommendations to the Board on director and executive officer share ownership guidelines and monitor compliance therewith;
•
annually evaluating the independence of the Committee’s compensation consultants, legal counsel and/or other advisors, taking into consideration the factors enumerated in NASDAQ listing standards;

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Corporate Governance (continued)

•
reviewing the nature of services provided by the Committee’s compensation consultant, any remuneration provided to such consultant and evaluating, in accordance with SEC rules, whether any conflict of interest exists with respect to such consultant;
•
reviewing an assessment of the Company’s compensation programs to determine whether they create risks that would be reasonably likely to have a material adverse effect on the Company.

In 2025, the HCC Committee met formally four times. In addition to holding formal meetings, from time to time, the HCC Committee members meet informally to discuss compensation-related matters and act by unanimous written consent. After regularly scheduled meetings, the Committee also met in executive session, which included meetings with the compensation consultant.

The Governance Committee generally assists the Board with the following:

•
recommending to the Board, in light of the Board’s qualifications, the director nominees to stand for election by shareholders and in the event of any director vacancy;
•
developing and recommending director independence standards to the Board, periodically reviewing those standards and evaluating directors’ independence;
•
developing and recommending to the Board the director selection process for identifying, considering and recommending candidates to the Board and director qualification standards for use in selecting new nominees and periodically reviewing the process and standards;
•
assisting the Board in its evaluation of its non-employee directors’ independence, skills, qualifications, and time commitments, including with respect to other board leadership positions;
•
reviewing the appropriateness of continued service on the Board of members whose circumstances have changed, including if members contemplate accepting a directorship at another company or an appointment to an audit committee of another company;
•
making recommendations to the Board on matters relating to director tenure, which may include the retirement of Board members, term limits or a mandatory retirement age;
•
establishing, overseeing and recommending the purpose, structure and operations of the various Board Committees, and the qualifications and criteria for membership on each Board Committee;
•
recommending to the Board, from time to time, changes the Committee believes is desirable to the size of the Board or any Committee thereof;
•
recommending to the Board a nominee for Chair (or, if applicable, recommending to the independent and non-management directors a nominee for Presiding Independent Director) and recommending to the Board the nominees and the Chair for each Board Committee;
•
establishing, overseeing and recommending the purpose, responsibilities, structure and operations of the various committees of the Board, including making any recommendations regarding the periodic rotation of directors among the committees;
•
reviewing periodically and recommending changes to the Board, from time to time, to the Company’s Corporate Governance Guidelines;
•
reviewing the orientation process for all new directors and a continuing education program for all directors;
•
developing a policy with regards to the Committee’s consideration of any director candidates recommended by the Company’s shareholders and consider director candidates recommended by the Company’s shareholders in accordance with such policy;
•
administering and overseeing, on behalf of the Board, the evaluation process for the overall effectiveness of the Board (including the effectiveness of the Board Committees and the Board’s performance of its governance responsibilities);
•
reviewing succession plans prepared by management for all senior management;

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Corporate Governance (continued)

•
overseeing the Company’s sustainability initiatives (i.e., the Company's ESG efforts related to its internal operations), except as delegated to other Board Committees, with the relevant Board Committees managing their specific ESG responsibilities as set forth in their respective charters, and reporting to the Board, as appropriate;
•
reviewing the Company’s sustainability disclosure in the Proxy Statement;
•
approving any charitable contributions over a threshold delegated by the Board;
•
reviewing any Company shareholder engagement plans, including referring to another Board Committee for review, if appropriate, or otherwise making recommendations to the Board with respect to shareholder proposals properly submitted for inclusion in the Proxy Statement or for consideration at an AGM; and
•
reviewing government relations activities and overseeing any policies regarding political activity.

The Governance Committee believes in fostering strong governance practices and, from time to time, reviews governance principles set out by investors or other outside groups.

In 2025, the Governance Committee met formally four times. After each regularly scheduled meeting, the Governance Committee also met in executive session. In addition to holding formal meetings, the Committee members meet informally from time to time during the course of the year.

The Risk and Operational Oversight Committee generally assists the Board with the following:

•
discussing and reviewing with management its overall efforts and strategy to evaluate and manage the Company’s business, from an enterprise risk management perspective;
•
overseeing management's efforts to identify the most significant elements of enterprise risk and advising management on prioritized business risks;
•
overseeing the overall enterprise risk management framework and practices of the Company, including assessing and managing key and significant emerging risks, developing and monitoring risk mitigation plans, and evaluating and monitoring the overall effective of the Company’s enterprise risk mitigation strategies and activities;
•
assisting the Board with reviewing any new material transaction requiring Board approval;
•
reviewing and making recommendations regarding the adequacy of resources needed to perform enterprise risk management responsibilities and the oversight of management’s initiatives to drive operational efficiencies and improvements;
•
discussing and reviewing with management its efforts to develop, implement and monitor operational efficiencies;
•
overseeing management’s approach to risk identification, risk tolerance, risk monitoring, risk management and key operational risks, including, without limitation, technology, cybersecurity, information security, artificial intelligence and related competitive risks;
•
overseeing insurance programs purchased by the Company;
•
receiving reports and presentations from management and outside advisors regarding risks the Company faces and the Company’s overall risk assessment and management;
•
referring to the Audit Committee any items that have a significant financial statement impact or require significant financial statement or regulator disclosures and any other similar significant issues.

Given the attendant risks to the items listed above and to ensure appropriate oversight and coordination among the committees, pursuant to the Risk and Operational Oversight Committee charter, the Risk and Operational Oversight Committee coordinates with the Audit Committee (including through the Committee chairs) regarding common areas of interest and meets jointly with that Committee to discuss some of these common areas.

In 2025, the Risk and Operational Oversight Committee met formally four times. After each regularly scheduled meeting, the Risk and Operational Oversight Committee also met in executive session. In addition to holding formal meetings, the Committee members meet informally from time to time during the course of the year. In addition to presenting to the Committee on a regular basis with respect to cybersecurity and artificial intelligence, management also presents on such matters to the Board periodically.

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Corporate Governance (continued)

Director Nomination and Selection Process

The Governance Committee identifies potential director nominees by preparing a candidate profile based upon the current Board’s strengths and needs, including based on the Company’s strategy and goals for the future, and through a variety of sources, including by engaging search firms, considering input from stakeholders or utilizing the professional networks of the Board and senior management. Nominees must meet minimum qualification standards with respect to a variety of criteria including integrity, reputation, judgment, knowledge, experience, maturity, skills and personality, commitment and independence. The Governance Committee may also take into consideration additional factors that it may deem appropriate, which may include, among other factors, experience with business and other organizations, the interplay of the candidate’s experience with the experience of other Board members and the extent to which the candidate would be a desirable addition to the Board and any committee thereof.

Further, the Board believes it is important to maintain diversity among its members and is committed to the principles of diversity and inclusion, broadly interpreted to include viewpoints, background, experience, attributes, industry knowledge and geography. In recommending candidates for nomination or re-nomination to the Board, the Governance Committee will consider, in connection with director qualification criteria, the composition of the Board as a whole. During its multi-year Board succession and refreshment process, the Governance Committee considered a wide slate of potential candidates, including women as well as racially and ethnically diverse candidates.

With feedback from the Board members, members of the Governance Committee initiate contact with preferred candidates and, following feedback from interviews conducted by Governance Committee and Board members, recommend candidates to join the Board. The Governance Committee has the authority to retain a search firm to assist with this process. The Governance Committee considers candidates nominated by shareholders and ensures that such nominees are given appropriate consideration in the same manner as other candidates. Recommendations may be submitted to any member of the Governance Committee pursuant to the procedures set forth below under “Communications with Shareholders and Other Constituencies” by writing to the Company Secretary at corporatesecretary@wtwco.com.

Board Oversight of Senior Management Succession

In addition to the HCC Committee's regular review of talent and human capital management matters, the Board meets annually with the CEO and Chief Human Resources Officer to assess the succession potential and role readiness for each member of the executive leadership team. This review includes a discussion about development plans for executive officers to help prepare them for future succession and contingency plans in the event the CEO is unable to serve for any reason. Additionally, this discussion includes a review of all succession candidates for each executive officer role, including readiness assessments and related development plans for each candidate. The Chief Human Resources Officer then works with the CEO and executive officers to support candidate development.

The Board’s Role in Risk Oversight

The Company’s management is responsible for the day-to-day assessment and management of the Company’s risks. This includes identifying key risks, implementing appropriate controls, and providing regular updates to the Board and its Committees. These updates provide the Board visibility into significant risks and the mitigation strategies management employs to address them. The Board is responsible for overseeing these enterprise risk management efforts.

Board Oversight Structure

The full Board oversees the Company’s risks, including through delegating oversight of certain risks to its Committees, which report back to the Board. The full Board oversees risks related to, among other things, the Company’s long-term strategy, capital allocation, acquisitions and dispositions, crisis preparedness, and other material financial and operational matters.

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Corporate Governance (continued)

Each Committee is responsible for assisting the Board with overseeing specific areas of risk, as outlined in the respective Committee Charters. The Committee Chairs regularly report to the Board on their risk oversight activities. The below is a general outline of the risks overseen by each Committee. For more information on the Board Committees, their responsibilities and areas of risk oversight, see the section above entitled “ — General Description of Board Committee Responsibilities”.

•
Audit Committee: Oversees financial and compliance risks, including those related to litigation, internal investigations, privacy, whistleblower claims, internal control matters, tax matters and pension matters, among other matters.
•
Risk and Operational Oversight Committee: Oversees the overall enterprise risk management framework, including processes for identifying, assessing and managing key risks facing the Company and significant emerging risks, and reviews the adequacy of the Company’s resources to perform its enterprise risk management responsibilities.

The Committee also oversees key operational risks, such as technology, cybersecurity, information security, artificial intelligence and related competitive risks, operations functions and processes, processes that support quality control within the businesses, market-derived income governance, business continuity activities, market security processes, supplier management, material new products and services that create significant operational risks, and climate-related operational risks, if identified as having a material impact on the business strategy or operations, among other matters.
•
HCC Committee: Oversees risks related to compensation, talent matters and equity-based incentive plans.
•
Governance Committee: Oversees risks related to corporate governance, including Board effectiveness, Board and Committee composition, Board size and structure, director independence, Board succession and sustainability matters. For more information, also see the section below entitled “ — Sustainability Oversight, Initiatives and Activities.”

To learn more about the Company's cybersecurity risk management and strategy, the Board’s oversight framework and management’s roles and responsibilities, review the discussion in "Item 1C.Cybersecurity" included in the Company’s Annual Report on Form 10-K for the year ending December 31, 2025. See also Part I, “Item 1A, “Risk Factors” in the same report for risks facing the Company and any risk factors updated in the Company's subsequent filings with the SEC. The risks described in such filings are not the only risks facing the Company. Additional risks and uncertainties not currently known or that currently may not be considered material also may materially adversely affect the Company’s business, financial condition or results of operations in future periods.

Sustainability Oversight

Our clients, colleagues and other stakeholders expect us to conduct our business with integrity and in an environmentally and socially responsible manner. We take these expectations seriously and, consistent with what we believe enhances long-term value, have implemented sustainability programs that are aligned with our business priorities and support the communities in which we operate across the globe.

Sustainability is how we refer to our environmental, people and community, and governance efforts that relate to our own internal operations. To guide these activities, the Sustainability Taskforce is a cross-functional management committee sponsored by our General Counsel and comprised of representatives from across the global functions. The taskforce provides central governance over our sustainability efforts across the organization to ensure our activities are aligned with the Company’s business and strategic priorities. Members of the taskforce provide updates to the CEO and executive management, and meet with the Governance Committee several times a year.

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Corporate Governance (continued)

With respect to Board oversight of sustainability matters, the Board believes that the most appropriate Committee should maintain oversight over relevant issues rather than concentrating the oversight of all sustainability initiatives into any one Committee. The Committees report to the Board as appropriate. For example:

•
The Governance Committee has general oversight of sustainability initiatives (with the other relevant Board Committees managing their specific sustainability responsibilities as set forth in their respective charters), reviews sustainability disclosure in the proxy statement and discusses with management, on at least a biannual basis, its corporate responsibility initiatives, which include the Company’s environmental programs, charitable contributions and sustainability reporting strategy.
•
The Risk and Operational Oversight Committee has the primary responsibility of assisting the Board in its oversight of the framework, policies and practices used by management to identify, assess and manage key operational risks facing the Company, including risks arising out of the Company’s operational processes and functions that support the Company’s businesses; as such, it reviews business continuity risks, including climate-related operational risks, if identified as having a material impact on the business strategy or operations.
•
The Audit Committee reviews sustainability reporting and financial disclosure included in documents filed with the SEC or required under Irish law.
•
The HCC Committee reviews human capital, talent strategy and culture.

To learn more about our sustainability principles, goals and related statements, and to review our Sustainability Report, Sustainability Accounting Standards Board (SASB) appendix, and Taskforce on Climate-Related Financial Disclosure (TCFD) report, visit: https://www.wtwco.com/en-us/about-us/sustainability. The information on, or accessible through, our website and the other reports is not part of or incorporated by reference into this Proxy Statement and is currently only as of the date it was first published.

Non-Employee Director Compensation

Willis Towers Watson’s non-employee director compensation takes into account, among other things, the Company’s size and complexity as well as the compensation paid by its peer companies and other similarly situated Irish-domiciled, U.S.-listed companies.

Outlined below are the fees paid to the non-employee directors for each term of service (which runs from the date of the AGM to the date of the next meeting the subsequent year) under the current Compensation Policy and Share Ownership Guidelines for Non-Employee Directors.

All Non-Employee Directors
•
$125,000 cash fee, payable 100% in equity at the non-employee director’s election; and
•
RSUs equal to $220,000 that vest in full on the earlier of (x) the one-year anniversary of the grant date and (y) the next subsequent AGM following the grant date.

Non-Executive Chair of the Board
•
$200,000, payable 50% in equity and 50% in cash, or 100% in equity at the Non-Executive Chair’s election.
•
If the Chair of the Board also serves as a Chair of a Committee, he or she is not permitted to receive Committee Chair fees.

Audit Committee Chair	• $30,000 cash fee
Risk & Operational Oversight Committee Chair	• $30,000 cash fee
HCC Committee Chair	• $25,000 cash fee
Governance Committee Chair	• $20,000 cash fee

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Corporate Governance (continued)

The following table sets forth cash and other compensation paid or accrued to the non-employee directors of Willis Towers Watson during 2025.

Willis Towers Watson Non-Employee Director	Fees Earned or Paid in Cash ($)	Share Awards ($) (1)	All Other Compensation ($) (2)	Total ($)
Dame Inga Beale (3)	155,000	220,000	—	375,000
Fumbi Chima (4)	20,000	345,000	—	365,000
Stephen Chipman	125,000	220,000	—	345,000
Michael Hammond (5)	155,000	220,000	—	375,000
Fredric Tomczyk	125,000	220,000	—	345,000
Jacqueline Hunt	125,000	220,000	—	345,000
Paul Reilly (6)	187,912	320,000	—	507,912
Michelle Swanback (7)	150,000	220,000	—	370,000

(1)
On May 15, 2025, each of the non-employee directors received 709.655 RSUs, except for (i) Ms. Chima who received 1,112.867 RSUs in connection with her base director fee equity election; and (ii) Mr. Reilly who received 1,032.225 RSUs in connection with his Non-Executive Chair fee. The RSUs vest in full on the earlier of the one-year anniversary of the grant date and the Company’s 2026 AGM. The share award value shown is the full fair value as of the date of grant.
(2)
The Company reimburses directors for reasonable travel and related expenses incurred in connection with their participation in Board or Board Committee meetings. The Company also hired tax consultants, whose fees are expected to be approximately €15,000 in the aggregate, in Dublin, Ireland and the U.S. to prepare the directors’ Irish and U.S. 2025 tax documentation.
(3)
The above fees reflect Dame Inga Beale’s role as the Audit Committee Chair.
(4)
The above fees reflect Ms. Chima’s role as the Governance Committee Chair.
(5)
The above fees reflect Mr. Hammond’s role as the Risk and Operational Oversight Committee Chair.
(6)
The above fees reflect Mr. Reilly's role as the Non-Executive Chair of the Board.
(7)
The above fees reflect Ms. Swanback’s role as the HCC Committee Chair.

Share Ownership Guidelines

Under our share ownership guidelines, which are reviewed with the HCC Committee, non-employee directors are required to accumulate Willis Towers Watson shares equal to five times the directors’ annual cash retainer of $125,000 (i.e., $625,000) within eight years of their appointment to the Board. The threshold dollar amount is intended to ensure alignment with the Company’s long-term strategy and the time period is intended to attract and retain qualified new board members and candidates. Ordinary shares, deferred shares, share equivalents, RSUs and restricted shares count toward satisfying the guidelines, but options to purchase shares do not. Each director is prohibited from transferring these shares until six months after leaving Board service (other than to satisfy tax obligations on the vesting/distribution of existing equity awards), but is permitted to transfer any shares in excess of this amount. If, as a result of share price decline subsequent to a non-employee director meeting the ownership requirement, the non-employee director no longer satisfies the ownership requirement, such director is not required to buy additional shares to meet the ownership requirement. In the event a non-employee director has not met the share ownership requirement, he or she is prohibited from transferring any Willis Towers Watson shares (other than to satisfy tax obligations on the vesting/distribution of existing equity awards). In the case of financial hardship, the ownership guidelines may be waived in the discretion of the HCC Committee until the hardship no longer applies or such other appropriate time as the Committee determines. All directors have satisfied this requirement or are expected to satisfy the requirement within the appropriate timeframe.

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Corporate Governance (continued)

The following table sets forth the non-employee directors’ equity ownership as of December 31, 2025.

Non-Employee Director	Shares		RSUs
Dame Inga Beale	1,554		709.655
Fumbi Chima	2,319		1,112.867
Stephen Chipman	978		709.655
Michael Hammond	1,554		709.655
Jacqueline Hunt	978		709.655
Paul Reilly	1,339	(1)	1,032.225
Michelle Swanback	1,554		709.655
Fredric Tomczyk	978		709.655

(1) Includes 48 shares held via revocable trust.

For more information regarding the number of shares beneficially owned by each director as of March 23, 2026, see the section entitled “Additional Information — Security Ownership of Certain Beneficial Owners and Management — Directors, Director Nominees, Named Executive Officers and Other Executive Officers.”

Review and Approval of Related Person Transactions

The Company has adopted written policies and procedures governing the review and approval of transactions between the Company and any of its directors or executive officers, director nominees, any security holder who is known to the Company to own of record or beneficially more than 5% of any class of the Company’s voting securities or their immediate family members (each, a “Related Person”) to determine whether such persons have a direct or indirect material interest. The Company’s directors, director nominees and executive officers complete an annual director and officer questionnaire, which requires the disclosure of Related Person transactions. In addition, directors, director nominees and executive officers are obligated to advise the Audit Committee of any Related Person transaction of which they are aware, or become aware, and, in the event that any such transactions involve difficult or complex issues, the directors and executive officers are obligated to advise the General Counsel. Further, transactions that are determined to be directly or indirectly material to a Related Person are disclosed in the Company’s Proxy Statement or Annual Report on Form 10-K in accordance with SEC rules. The Audit Committee reviews and approves or ratifies any Related Person transaction that is required to be disclosed. In the course of its review and approval or ratification of a disclosable related person transaction, the Audit Committee considers, among other factors it deems appropriate:

•
the position within or relationship of the Related Person with the Company;
•
the materiality of the transaction to the Related Person and the Company, including the dollar value of the transaction, without regard to profit or loss;
•
the business purpose for and reasonableness of the transaction (including the anticipated profit or loss from the transaction), taken in the context of the alternatives available to the Company for attaining the purposes of the transaction;
•
whether the transaction is comparable to a transaction that could be available on an arms-length basis or is on terms that the Company offers generally to persons who are not Related Persons;
•
whether the transaction is in the ordinary course of the Company’s business and was proposed and considered in the ordinary course of business; and
•
the effect of the transaction on the Company’s business and operations, including on the Company’s internal control over financial reporting and system of disclosure controls or procedures, and any additional conditions or controls (including reporting and review requirements) that should be applied to such transaction.

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Corporate Governance (continued)

Any member of the Audit Committee who is a Related Person with respect to a transaction under review may not participate in the deliberations or vote regarding the approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting at which the Audit Committee considers the transaction.

2025 Related Person Transactions under Item 404 of Regulation S-K

BlackRock, Inc. (“BlackRock”) filed a Schedule 13G/A with the SEC reporting that, as of March 31, 2025, BlackRock and certain of its subsidiaries were beneficial owners of more than 5% of our outstanding shares. During 2025, BlackRock Advisors (UK) provided services to Willis Group Services Limited with respect to Willis Pension Trustees Limited and the UK pensions scheme trust. BlackRock received approximately $312,140 for these services, investment administration services, and software solutions, which were provided in the ordinary course of business on an arm’s-length basis.

No other transactions require disclosure under Item 404 of Regulation S-K.

Communications with Shareholders and Other Constituencies

The CEO is responsible for establishing effective communications with the Company’s stakeholder groups, including shareholders, the press, analysts, clients, suppliers, governments and representatives of the communities in which it operates. It is the policy of the Company for the CEO to appoint individuals to communicate and interact fully with these stakeholders. The Chair or another spokesperson chosen by the Board will speak for the Board when the Board determines it is appropriate for the Board to have a distinct and separate spokesperson. Often the Board will look to senior management to speak for the Company; however, the Board is also committed to engaging with shareholders to promote open and sustained dialogue in a manner consistent with the Company’s communications policies and procedures.

Non-employee directors are not precluded from communicating directly with shareholders or other constituencies about Company matters, although directors are required under the Corporate Governance Guidelines to coordinate with the Chair and senior management before doing so. An interested person may communicate with independent directors or the non-management directors as a group by writing to the Company Secretary at corporatesecretary@wtwco.com. The Company Secretary will forward the communication to the director(s) to whom it is addressed.

All communications should include the following information:

•
if the person submitting the communication is a security holder, a statement of the type and amount of the securities of the Company that the person holds;
•
if the person submitting the communication is not a security holder and is submitting the communication as an interested party, the nature of the person’s interest; and
•
the address, telephone number and e-mail address, if any, of the person submitting the communication.

Please note that communications may be shared with Company management.

Please see the section “Additional Information — Shareholder and Other Proposals for the 2027 AGM” at the end of this Proxy Statement for shareholders seeking to present a proposal for inclusion in the Company’s proxy materials for the 2027 AGM.

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Corporate Governance (continued)

Shareholder Outreach Program

The Company regularly engages with its shareholders. In addition to continuous communication throughout the year, we formally reach out to shareholders holding at least a majority of our shares in the aggregate on an annual basis, during the spring and fall seasons, and then discuss their feedback with our Board. The purpose of our formal year-round outreach is to foster relations with our shareholders by enhancing communications on corporate governance, executive compensation and sustainability topics and to provide our shareholders with a forum to discuss any questions they may have or voice any concerns. We also use the opportunity to explain various proposals included within the Proxy Statement. Members of management and directors, from time to time, participate in discussions with shareholders.

The Governance and HCC Committees are both involved in the outreach program. Generally, we review our outreach plans and the results of our outreach efforts and discuss any significant feedback with both Committees (and the full Board, as appropriate). The Committees continue to value and consider shareholder feedback and the results of the Say-on-Pay vote, among other factors, in their evaluation of the Company’s executive compensation program and corporate governance structure. We have received feedback from shareholders and have reviewed and in certain cases incorporated aspects of that feedback in parts of our Board succession plans and executive compensation programs, such as incorporating various financial metrics in executive compensation incentive plan designs.

In 2025, we reached out to shareholders holding approximately 60% of our outstanding shares, with approximately 40% of outstanding shares responding to the outreach in some manner. Shareholders were overwhelmingly supportive of the Company’s proposals, including our Say-on-Pay proposal approving our NEOs’ compensation, which received approximately 97% support at the 2025 AGM.

Vote Required for Special Meetings

Shareholders holding 10% of the Company’s share capital have the ability to convene a special meeting.

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Proposal No. 2: Advisory (Non-binding) Vote to Ratify the Appointment of the Independent Auditors and a Binding Vote to Authorize the Board of Directors, Acting through the Audit Committee, to Fix the Independent Auditors’ Remuneration

For the fiscal year ending December 31, 2026, the Willis Towers Watson Audit Committee approved, and the Board ratified, the appointment of (i) Deloitte & Touche LLP, Independent Registered Public Accounting Firm, to audit the financial statements of Willis Towers Watson and (ii) Deloitte Ireland LLP, Independent Statutory Audit Firm, to audit the Irish Statutory Accounts of Willis Towers Watson. Deloitte & Touche LLP and Deloitte Ireland LLP are the respective U.S. and Irish member firms of the Deloitte Touche Tohmatsu Limited network.

We are seeking ratification of both of these appointments in a non-binding advisory vote from our shareholders at the 2026 AGM. We are not required to have our shareholders ratify the appointments of our independent auditors, but we are nonetheless doing so because we believe it to be a matter of good corporate governance practice. If our shareholders do not ratify the appointments, it will be regarded as notice to the Board and the Audit Committee to consider selecting different firms. Even if the appointments are ratified, the Audit Committee may select different independent auditors at any time if it determines that such selections would be in the best interest of Willis Towers Watson and our shareholders.

The Board unanimously recommends that you vote, on a non-binding advisory basis, “FOR” the ratification of the appointment of (i) Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm and (ii) Deloitte Ireland LLP as the Company’s Statutory Audit Firm for the Irish Statutory Accounts; and, on a binding basis, the authorization of the Board, acting through the Audit Committee, to fix the independent auditors’ remuneration.

A majority of the votes cast by shareholders at the 2026 AGM is required for the proposals. We expect that one or more representatives of Deloitte & Touche LLP and Deloitte Ireland LLP will be present at the 2026 AGM. Each of these representatives will have the opportunity to make a statement, if he or she desires, and is expected to be available to respond to appropriate questions.

The Audit Committee reviews the auditors’ independence and performance in deciding whether to retain them or engage different independent auditors. In the course of this review, the Committee considers, among other things, the auditors’:

▪
independence and process for maintaining independence;
▪
historical and recent performance on the audit;
▪
capability and expertise in handling the breadth and complexity of our worldwide operations;
▪
appropriateness of fees for audit and non-audit services; and
▪
status as a registered public accounting firm with the Public Company Accounting Oversight Board (“PCAOB”).

Fees Paid to the Independent Auditors

The fees that the Company incurs for audit, audit-related, tax and other professional services reflect the complexity and scope of the Company’s operations, including:

▪
operations of the Company’s subsidiaries in multiple, global jurisdictions in more than 140 countries;
▪
the complex, often overlapping regulations to which the Company and its subsidiaries are subject in each of those jurisdictions; and
▪
the operating companies’ responsibility for preparing audited financial statements.

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Proposal No. 2: Advisory (Non-binding) Vote to Ratify the Appointment of the Independent Auditors and a Binding Vote to Authorize the Board of Directors, Acting through the Audit Committee, to Fix the Independent Auditors’ Remuneration (continued)

The following fees have been, or will be, billed by Deloitte & Touche LLP or its respective affiliates for professional services rendered to Willis Towers Watson for the fiscal years ended December 31, 2025 and December 31, 2024 ($ in thousands).

	2025	2024
Audit fees (1)	$ 16,067	$ 17,068
Audit-related fees (2)	1,017	1,300
Tax fees (3)	111	198
All other fees (4)	8	46
Total fees	$ 17,203	$ 18,612

(1)
Fees for the audits of annual financial statements of Willis Towers Watson, reviews of the financial statements included in the quarterly reports for that fiscal year and statutory audits for subsidiary undertakings.
(2)
Fees for assurance and audit-related services that are traditionally performed by the Company’s independent auditor, such as employee benefit plan audits, review of SEC filings and attest services not required by statute or regulation.
(3)
Tax fees comprise fees for various tax compliance, consultation and planning services.
(4)
All other fees includes other permitted services, which in 2025 and 2024, consisted of research, subscription-based fees and presentations.

Audit Committee Pre-Approval Process

The Audit Committee has adopted a policy regarding the pre-approval of services provided by the Company’s independent auditors, which can be found in the “Investor Relations — Corporate Governance” section of the Company’s website at www.wtwco.com. This policy requires all services provided by the Company’s independent auditors, both audit and permitted non-audit services, to be pre-approved by the (i) Audit Committee, (ii) the Audit Committee Chair or (iii) in the Chair’s absence, any other independent member of the Committee ((ii) and (iii) defined as a “designated member”). The decisions of a designated member of the Audit Committee shall be reported to the Audit Committee at its next regularly scheduled meeting.

The pre-approval of audit and permitted non-audit services may be given at any time before engagement for a specified service. Further, the policy outlines the audit and non-audit services that have been pre-approved by the Audit Committee. Pre-approval fee levels for these services to be provided by the independent auditor will be established by the Audit Committee at an annual fee meeting and pre-approved for the 12 months thereafter. All other services not listed in the policy must be specifically pre-approved by the Audit Committee or a designated member. For pre-approved services that arise between regularly scheduled Committee meetings and exceed the pre-approval fee levels set in the annual fee meeting, the Audit Committee has pre-approved an additional pre-established fee level, which is to be administered by the Controller. The Audit Committee approved all services described in the “— Fees Paid to the Independent Auditors” section above in accordance with this policy.

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Proposal No. 2: Advisory (Non-binding) Vote to Ratify the Appointment of the Independent Auditors and a Binding Vote to Authorize the Board of Directors, Acting through the Audit Committee, to Fix the Independent Auditors’ Remuneration (continued)

Audit Committee Report

The Audit Committee is currently composed of four non-employee directors: Dame Inga Beale (Chair), Fumbi Chima, Stephen Chipman and Fredric Tomczyk. Dame Inga Beale is an independent audit committee financial expert, as defined by Regulation S-K, and all Audit Committee members are considered to be financially sophisticated under NASDAQ listing standards in view of their respective financial expertise.

The Audit Committee operates under a Charter, which is described in detail under “Corporate Governance — Willis Towers Watson Board Committees.” Among its other responsibilities described in its Charter referenced above, the Audit Committee assists the Board in its oversight of the quality and integrity of the Company’s financial reporting, internal controls over financial reporting, financial management processes and risk management at the Company and subsidiary level as well the appointment, retention, performance and compensation of the Company’s independent auditor. The Audit Committee meets with members of management, including the Chief Financial Officer, the Controller, the General Counsel as well as the Heads of Internal Audit, Compliance and Risk. The Audit Committee’s focus on risk relates to major financial risk exposure, pertaining to, among other items, regulatory, litigation, audit, financial disclosure, tax matters, pension matters and foreign exchange hedging, and the steps management has taken to monitor and control such risks. Executive management is responsible for the Company’s financial statements and overall reporting process, including the system of internal controls. The independent auditors are responsible for conducting annual audits and quarterly reviews of the Company’s financial statements in accordance with auditing standards of the PCAOB and expressing an opinion as to the conformity of the annual financial statements with U.S. generally accepted accounting principles (“GAAP”). With respect to compliance, the Audit Committee discusses with the Chief Compliance Officer the compliance and regulatory risks of the Company, and the Committee receives a report outlining the main activities of the compliance function, material regulatory interactions review and progress against the annual compliance plan.

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements as of and for the year ended December 31, 2025, with management and the independent auditors. These discussions included the quality, the clarity of the disclosures and the appropriateness of the accounting principles and underlying estimates and other communications required to be discussed under PCAOB standards. The Audit Committee has also discussed with the auditors, the auditors’ independence from Willis Towers Watson and its management, including the written disclosures and the report received from the auditors regarding the auditors’ communications with the Audit Committee concerning independence as required by the PCAOB in Rule 3526, Communication with Audit Committees Concerning Independence. The independent auditors and the Company’s internal auditors had full access to the Audit Committee, including at regular meetings without management present. It is not the duty or responsibility of the Audit Committee to conduct auditing or accounting reviews or procedures. In performing their oversight function, members of the Audit Committee rely, without independent verification, on the information provided to them and on the representations made by management and the independent auditors. Accordingly, the Audit Committee’s considerations and discussions do not assure that the audit of the Company’s financial statements has been carried out in accordance with GAAP or that the financial statements are presented in accordance with GAAP.

Based upon the review and discussions described in this report, and subject to the limitations on the role and responsibilities referred to above, the Audit Committee agreed that the audited financial statements referred to above be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC.

Submitted by the Audit Committee of the Board of Directors of Willis Towers Watson

Dame Inga Beale (Chair), Fumbi Chima, Stephen Chipman and Fredric Tomczyk

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Proposal No. 3: Advisory (Non-binding) Vote on Named Executive Officer Compensation

Recognizing that executive compensation is an important matter for our shareholders, and in accordance with SEC rules, we are asking our shareholders to approve an advisory resolution on the compensation of our named executive officers as disclosed in this Proxy Statement.

This proposal, commonly known as a “say-on-pay” proposal, is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and our executive compensation philosophy, policies and practices as described in this Proxy Statement. Although the voting results are not binding, the Board and the HCC Committee will take into account the results of the vote when considering future executive compensation arrangements.

We encourage our shareholders to read the Compensation Discussion and Analysis, which immediately follows this proposal. The Compensation Discussion and Analysis describes in more detail our executive compensation program and related policies and practices and explains the decisions the HCC Committee has made under this program and the factors considered in making those decisions. We also encourage our shareholders to review the 2025 Summary Compensation Table and other related compensation tables and narratives, which provide detailed information on the compensation of our named executive officers.

Accordingly, we ask our shareholders to vote “FOR” the following resolution, which requires the affirmative vote of a majority of the votes cast:

“RESOLVED, that the shareholders of Willis Towers Watson Public Limited Company approve, on an advisory basis, the compensation of the Company’s named executive officers as disclosed in the Company’s Proxy Statement for the 2026 AGM in accordance with the SEC’s rules, including in ‘Executive Compensation: Compensation Discussion and Analysis,’ ‘Compensation Tables — Summary Compensation Table’ and related tables and disclosure.”

The Board of Directors unanimously recommends a vote “FOR” the advisory (non-binding) resolution approving the overall executive compensation of Willis Towers Watson’s named executive officers, described in this Proxy Statement pursuant to the compensation disclosure rules of the SEC.

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Executive Compensation: Compensation Discussion and Analysis

The Compensation Discussion and Analysis (“CD&A”) describes our compensation philosophy and provides an overview and analysis of (i) our 2025 compensation programs and policies for our NEOs; (ii) the material compensation decisions made by the HCC Committee under those programs and policies as reflected in the executive compensation tables that appear following this CD&A; and (iii) the material factors that the HCC Committee considered and the process it utilized in making those decisions.

CD&A Table of Contents

2025 NEOs	• Carl Hess – CEO • Andrew Krasner – CFO • Julie Gebauer – President, HWC • Lucy Clarke – President, R&B • Matthew Furman – General Counsel

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Executive Compensation: Compensation Discussion and Analysis (continued)

Executive Summary

NEO 2025 Compensation at a Glance

2025 Incentive Plans Overview

Our incentive plans aim to align rewards with our financial performance and progress against our strategic priorities. The Company’s 2025 incentive designs remained largely consistent with 2024, with modest updates to the STI design to further emphasize accountability for financial performance results: (i) the financial performance weighting was increased to 100% for all NEOs and (ii) the weighted individual performance component was eliminated and replaced with an individual performance modifier. In addition, enterprise financial metric weightings were set consistently for all NEO roles. There were no changes to the LTIP design.

	2025 STI Design	2025 LTIP Design
Components	CEO, CFO and General Counsel: • 100% enterprise financial Segment Heads: • 50% enterprise financial • 50% segment financial	All NEOs: • 75% PSUs • 25% RSUs
Performance Determination

Enterprise Financial Metrics:

•
37.5% Adjusted Net Revenue
•
37.5% Adjusted Operating Margin
•
25% Free Cash Flow Margin

Segment Financial Metrics:

•
50% Adjusted Net Revenue
•
50% Adjusted Operating Margin

Individual Performance Modifier:

•
Up to +/-20% adjustment for individual contributions and performance factors not otherwise captured by financial performance results

PSU Financial Metrics:

•
50% Three-Year Average Annual Adjusted Net Revenue Growth
•
50% Three-Year Average Annual Adjusted Operating Margin Improvement

PSU Modifier:

•
Up to +/-20% adjustment based on relative TSR performance vs. the S&P 500

Payout Opportunity	0% – 200% of target*	0% – 200% of target*

* Inclusive of metrics and modifier

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Executive Compensation: Compensation Discussion and Analysis (continued)

Summary of NEO 2025 Target Total Direct Compensation

The HCC Committee approved the 2025 NEO target compensation levels set forth in the table below. These values differ from those reflected in the Summary Compensation Table, which reports actual STI outcomes and the grant date fair value of LTIP awards in accordance with SEC rules. Target compensation for Mr. Krasner and Ms. Gebauer was increased by 26% and 21%, respectively, following a review of external market data and internal pay equity, and in light of continued strong performance in their roles. There were no changes to the other NEOs’ target compensation.

NEO	Base Salary	STI Target		LTIP Target		Target Total Direct Compensation[1]
	($)	(%)	($)	(%)	($)	($)
Mr. Hess	1,000,000	200%	2,000,000	850%	8,500,000	11,500,000
Mr. Krasner	800,000	150%	1,200,000	350%	2,800,000	4,800,000
Ms. Gebauer	784,875	125%	981,094	275%	2,158,406	3,924,375
Ms. Clarke[2]	806,563	125%	1,008,203	225%	1,814,766	3,629,532
Mr. Furman	619,500	125%	774,375	175%	1,084,125	2,478,000

(1)
For additional detail regarding the above target total compensation, as well as actual compensation earned by the NEOs in 2025, including NEO pension benefits, see the discussion under “Compensation Decisions and Outcomes” and the Summary Compensation Table under “Compensation Tables” below.
(2)
The figures for Ms. Clarke have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2021 – 2025) (£1:$1.2905).

WTW 2025 Highlights

WTW delivered strong performance in 2025, driven by consistent execution of our strategy and continued progress against our strategic priorities to accelerate performance, enhance efficiency and optimize our portfolio.

Key financial1 highlights for 2025 are as follows:

•
Revenue: Total revenue decreased 2% to $9.7 billion, due to the sale of TRANZACT. WTW delivered 5% organic revenue growth, in line with the target of mid-single digit organic growth. Top line growth was driven primarily by the continued success of our R&B specialization strategy, investments in talent and innovation and strong demand for benefits and human capital services within HWC.
•
Profitability: GAAP operating margin was 23.0%, an increase of 1,670 basis points compared to prior year, primarily due to impairment charges in 2024 related to the sale of TRANZACT. Adjusted operating margin was 25.2%, an increase of 130 basis points compared to prior year, primarily driven by greater operating leverage and efficiencies, along with a 50 basis point tailwind from the TRANZACT divestiture.
•
Earnings: GAAP diluted EPS was $16.26; the variance from prior year results is not considered meaningful or representative of the Company’s results given the impairment charges in 2024 related to the sale of TRANZACT. Adjusted EPS growth was 5%, primarily driven by revenue growth, margin expansion and $1.6 billion in share repurchases. Excluding TRANZACT, adjusted EPS growth was 13%.

1 See pages 58 – 64 of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025, filed with the SEC on February 25, 2026, for a reconciliation of GAAP to non-GAAP figures identified in this CD&A. All financial results are presented on a continuing operations basis except where stated otherwise.

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Executive Compensation: Compensation Discussion and Analysis (continued)

•
Cash Flow: WTW generated free cash flow of $1.5 billion with a free cash flow margin of 15.9%, compared to free cash flow of $1.3 billion with a free cash flow margin of 12.8% in the prior year. Improvement was primarily driven by operating margin expansion and the abatement of remaining Transformation Program cash outflows.
•
Capital Return: WTW returned $2.0 billion to shareholders through $1.6 billion in share repurchases and $358 million in dividends.

The financial accomplishments above were also driven by our achievements against our strategic priorities in 2025, which are summarized below.

Delivered on our Strategic Priorities in 2025
Accelerate Performance
•
Invested strategically in talent and innovation: Our global specialization strategy in R&B continued to drive sustainable growth, supporting new business wins and client renewals.
•
Focused on smart connections strategy and innovative recurring solutions: HWC delivered steady organic growth, driven by our differentiated solutions which were bolstered by our digital platforms and advanced data and analytics.

Enhance Efficiency
•
Leveraged our WTW Enterprise Delivery Organization (WE DO), AI and automation: Our focus on work, place, tools and space continued to enhance our efficiency, modernize how we operate and drive further margin expansion.

Optimize Portfolio
•
Announced the acquisitions of Newfront, Cushon and FlowStone Partners: Strengthened our business with the announcement of these acquisitions, expanding our reach across the value chain, while seeking to optimize our portfolio for growth and profitability in a disciplined and thoughtful way.

The results described above provide context for the HCC Committee’s evaluation of performance under the Company’s executive officer incentive compensation programs, which is described in the sections that follow.

Shareholder Engagement and Say-on-Pay

Over the course of 2025, we reached out to shareholders holding approximately 60% of our outstanding shares, with approximately 40% of outstanding shares responding to the outreach in some manner. In connection with the 2025 proxy season outreach, shareholders were overwhelmingly supportive of the Company’s proposals, including our 2025 Say-on-Pay proposal approving our NEOs’ compensation, which received over 97% support at the 2025 AGM. We generally consider feedback from our shareholders during our outreach, as well as the results of the Say-on-Pay vote, when considering any potential changes to our compensation program. For more information on our shareholder outreach program, see “Corporate Governance — Shareholder Outreach Program.”

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Executive Compensation: Compensation Discussion and Analysis (continued)

Executive Compensation Design

Pay Philosophy

Our vision is to excel as an advisory, broking and solutions company for the benefit of all stakeholders – creating competitive advantages and delivering sustainable, profitable growth. As we focus on creating long-term value for our shareholders, it remains critical for us to attract and retain highly qualified executives and colleagues who embrace our vision and support our growth strategy in a collaborative manner, in alignment with the long-term interests of our shareholders. Our compensation policy is governed by the following principles, which guide how we structure our executive compensation program and reach compensation decisions for our NEOs:

Principle	How We Achieve This
Attract, motivate and retain highly qualified executives
•
In determining appropriate target pay opportunities, the HCC Committee evaluates a number of factors, including but not limited to an individual’s role, tenure, experience, contribution and performance, as well as comparisons to peers and market practices.
•
Although the HCC Committee considers each component of compensation (base salary, STI, LTIP and pension) separately, it also considers total rewards in aggregate to ensure competitiveness, incentivize top performance and drive alignment between and among the executive team and shareholders.

Align executive interests with our strategy of maximizing shareholder value
•
LTIP awards are delivered through PSUs (75%) and RSUs (25%).
•
Collectively, LTIP awards represent the largest portion of the CEO’s target total direct compensation (74%) and, on average, 52% of the other NEOs’ target total direct compensation.
•
PSU metrics are based on enterprise financial and relative TSR performance, aligning a significant portion of NEO compensation with WTW’s strategic priorities and commitment to driving shareholder value.
•
RSUs align executive rewards with share price performance and support retention.

Align executive team interests to drive profitable growth
•
STI metrics are based on enterprise and segment financial performance, as well as a qualitative assessment of progress relative to our strategic priorities.
•
This supports and incentivizes successful execution of the Company’s strategy.

Pay for performance
•
A significant portion of each NEO's compensation is variable and at-risk, including STI awards (cash) and LTIP awards (equity).
•
91% of the CEO’s and, on average, 79% of the other NEOs' 2025 target total direct compensation was variable.
•
Incentive plans are designed to reward exceptional performance and contributions at the enterprise, segment and individual levels.

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Executive Compensation: Compensation Discussion and Analysis (continued)

NEO 2025 Target Direct Compensation Pay Mix

Elements of Executive Compensation

The following table summarizes the core elements of our executive compensation program in 2025.

Pay Component	Key Features
Base Salary Market-competitive fixed pay to attract and retain highly talented executives	• Reflects role, responsibilities and individual performance • Salary adjustments made only to reflect changes in responsibilities and/or when market or internal conditions warrant
Short-Term Incentive Compensation Cash awards based on achievement of financial objectives and a qualitative assessment of individual performance
•
NEO Target Range: 125% to 200% of base salary
•
Component Weightings: 100% enterprise financial for CEO, CFO and General Counsel; 50% enterprise financial and 50% segment financial for Segment Heads
•
Performance Metrics: Adjusted Net Revenue; Adjusted Operating Margin; Free Cash Flow Margin
•
Modifier: Up to +/-20% adjustment for individual contributions and performance factors not otherwise captured in financial performance results
•
Payout Opportunity: 0% to 200% of target

Long-Term Incentive

Compensation

Equity awards that align executive interests with those of our shareholders, incent and reward long-term decision making and meaningful value creation and aim to retain high-performing executives

•
NEO Target Range: 175% to 850% of base salary
•
Component Weightings: 75% PSUs; 25%RSUs
•
Performance Metrics: Three-Year Average Annual Adjusted Net Revenue Growth; Three-Year Average Annual Adjusted Operating Margin Improvement
•
Modifier: Up to +/-20% adjustment based on relative TSR performance vs. S&P 500
•
Payout Opportunity: 0% to 200% of target

Retirement / Other Benefits Encourage retention and provide future retirement security; promote health and well-being
•
Retirement Plans: Qualified and supplemental non-qualified retirement plans
•
Benefits: NEOs are eligible to participate in the medical, life insurance and other welfare benefits available to all other colleagues

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Executive Compensation: Compensation Discussion and Analysis (continued)

Compensation Practices at a Glance

We maintain a comprehensive compensation and governance framework aligned with market practices and standards.

What We Do	What We Don’t Do
✓
Annual Say-on-Pay vote (as recommended by the Board and management and as supported by a majority of shareholders)
✓
Independent compensation consultant selected, engaged and overseen by the HCC Committee
✓
A substantial majority of total compensation for executives tied to performance
✓
A substantial portion of annual LTIP equity awards for executive officers subject to performance-based vesting requirements
✓
Dividend equivalents accrued on PSUs and RSUs only paid if and when the underlying shares vest
✓
Compensation recoupment policy applicable to executive officers’ cash and equity incentive awards in the event of financial restatement as well as detrimental conduct, as discussed under “Compensation Recoupment Policy” below
✓
All LTIP awards subject to double-trigger vesting upon change in control
✓
Significant share ownership guidelines for executive officers and non-employee directors
✓
HCC Committee oversight of risks associated with compensation policies and practices

X No excise tax gross-ups in connection with a change in control

X No share reserve automatic replenishment (evergreen) provision in any share-based plan

X No pledging by directors and executive officers or hedging by directors and employees of Company shares

X No significant perquisites for NEOs

X No CEO employment agreement

X No backdating of share options and no option repricing without shareholder approval

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Executive Compensation: Compensation Discussion and Analysis (continued)

Compensation Decisions and Outcomes

Base Salary

The HCC Committee strives to set base salary at a competitive level based on an executive’s position in the relevant markets in which the executive operates. The HCC Committee generally does not provide annual merit increases to executives; adjustments to base salaries are made to reflect changes in responsibilities and/or when competitive market or internal conditions warrant. In February 2025, following a review of external market data, the HCC Committee approved a base salary increase for 2025 of 15% for Ms. Gebauer. There were no other changes to NEO base salaries in 2025.

Short-Term Incentive Compensation

STI awards are intended to reward exceptional performance in executing Company strategy over the near-term. NEO target awards are expressed as a percentage of base salary and established by the HCC Committee based on an evaluation of each NEO’s total compensation, market practice and pre-existing employment arrangements (where applicable). In February 2025, the HCC Committee approved an increase to Mr. Krasner’s STI target from 125% to 150% of base salary. There were no other changes to NEO STI targets in 2025.

2025 STI Design

2025 awards were based on financial performance, with a +/-20% individual performance modifier, replacing the prior design that was based on weighted financial and individual performance metrics. The framework reflects differences in NEO roles and responsibilities: (i) for the CEO, CFO and General Counsel, STI is based entirely on enterprise financial performance, reflecting their Company-wide leadership responsibilities and (ii) for Segment Heads, 50% of STI is based on the same enterprise financial performance and 50% on segment financial performance, reflecting direct accountability for their respective segment financial results, while maintaining strong alignment with overall Company performance. As part of the 2025 refinements, the HCC Committee also simplified the enterprise financial performance component, introducing a single, consistent set of metric weightings for all NEOs. The 2025 STI performance metrics were intended to generally align with external reporting, subject to further adjustments, to better measure organic performance on a constant currency basis.

Enterprise and Segment Financial Performance Metric Definitions
Adjusted Net Revenue

Total “Revenue” as reported by the Company in its Form 10-K for the fiscal year ended December 31, 2025, calculated on a “Constant Currency” basis, which represents the year over year change in revenues excluding the impact of foreign currency fluctuations, and on an organic basis to exclude the impact of acquisitions and divestitures during the same period.

Adjusted Operating Margin

“Income from operations” generated during the performance period[1] as reported by the Company in its Form 10-K for the fiscal year ended December 31, 2025, adjusted for the items defined in the Form 10-K for the performance period[1] (and for the segment metric only, any broad-based STI adjustments above or below the broad-based STI target2), divided by Adjusted Net Revenue. Total Adjusted Operating Margin targets and results will be modified for acquisitions and divestitures closed during the performance period[1].

Free Cash Flow Margin

Free cash flow as a percentage of revenue, which represents free cash flow as reported by the Company in its Form 10-K divided by Adjusted Net Revenue, with results modified for acquisitions, divestitures and pension settlements closed during the performance period[1]. Free cash flow is defined as cash flows from operating activities less cash used to purchase fixed assets and software for internal use.

(1) Performance period means January 1, 2025 through December 31, 2025.

(2) Broad-based STI was assumed at 100% of target when segment financial targets were approved in early 2025.

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Executive Compensation: Compensation Discussion and Analysis (continued)

In determining enterprise and segment financial performance targets for 2025, the HCC Committee considered the Company’s strategic priorities and set what it determined to be challenging but achievable target levels at 100% payout to incent strong financial performance. The financial targets were based on the budget agreed upon by the Board with management during the first quarter of 2025, consistent with past practice. The HCC Committee then approved the sliding scales; the HCC Committee believed the maximum level represented very strong financial performance and very significant stretch improvement above target, which would have been difficult to attain but if attained, would have materially contributed to the creation of substantial long-term value.

2025 STI Awards

The following table sets forth the STI awards approved by the HCC Committee and paid in cash to the NEOs for the fiscal year ended December 31, 2025.

NEO	Base Salary	STI Target		Performance Results			STI Award
	$	% of Base	$	Enterprise Financial	Segment Financial	Individual Modifier	$	% of Target
Mr. Hess	1,000,000	200%	2,000,000	119.2%	—	N/A	2,384,000	119.2%
Mr. Krasner	800,000	150%	1,200,000	119.2%	—	+10.0%	1,573,440	131.1%
Ms. Gebauer	784,875	125%	981,094	119.2%	114.5%	+10.0%	1,261,049	128.5%
Ms. Clarke*	806,563	125%	1,008,203	119.2%	79.4%	N/A	1,001,146	99.3%
Mr. Furman	619,500	125%	774,375	119.2%	—	N/A	923,055	119.2%

* The figures for Ms. Clarke have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2021 – 2025) (£1:$1.2905).

Below we discuss the component elements and performance that were used to determine the NEOs’ 2025 STI awards.

Enterprise Financial Performance

Actual performance for the enterprise financial metrics, as defined above, was measured against target performance, and the resulting payout percentage was determined using the applicable sliding scale.

Adjusted Net Revenue (37.5% of Result)		Adjusted Operating Margin (37.5% of Result)		Free Cash Flow Margin (25% of Result)
Target ($M)	Payout as % of Target	Target (%)	Payout as % of Target	Target (%)	Payout as % of Target
≥ 10,010.0	200.0%	≥ 25.8%	200.0%	≥ 16.6%	200.0%
9,765.8	100.0%	24.8%	100.0%	15.6%	100.0%
9,375.2	50.0%	24.2%	50.0%	14.6%	50.0%
< 9,375.2	0.0%	< 24.2%	0.0%	14.1%	25.0%
				< 14.1%	0.0%

Actual Performance:
9,704.4	92.1%	25.2%	137.3%	15.9%	132.6%

Enterprise Financial Performance Result: 119.2%

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Executive Compensation: Compensation Discussion and Analysis (continued)

Segment Financial Performance

Actual performance for the segment financial metrics, as defined above, was measured against target performance and the resulting payout percentage for each Segment Head (Ms. Gebauer and Ms. Clarke) was determined using the applicable sliding scale.

HWC Performance

Ms. Gebauer – President, HWC

Adjusted Net Revenue (50% of Result)		Adjusted Operating Margin (50% of Result)
Target ($M)	Payout as % of Target	Target (%)	Payout as % of Target
≥ 5,426.4	200.0%	≥ 33.2%	200.0%
5,294.1	100.0%	32.2%	100.0%
5,188.2	50.0%	31.7%	50.0%
< 5,188.2	0.0%	< 31.7%	0.0%

Actual Performance:
5,253.7	80.9%	32.7%	148.1%

HWC Financial Performance Result: 114.5%

R&B Performance

Ms. Clarke – President, R&B

Adjusted Net Revenue (50% of Result)		Adjusted Operating Margin (50% of Result)
Target ($M)	Payout as % of Target	Target (%)	Payout as % of Target
≥ 4,485.4	200.0%	≥ 25.6%	200.0%
4,376.0	100.0%	24.6%	100.0%
4,244.7	50.0%	24.1%	50.0%
< 4,244.7	0.0%	< 24.1%	0.0%

Actual Performance:
4,331.0	82.9%	24.4%	75.9%

R&B Financial Performance Result: 79.4%

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Executive Compensation: Compensation Discussion and Analysis (continued)

Individual Performance Modifier

Beginning in 2025, the previously weighted individual performance component was replaced with an individual performance modifier of up to +/-20%, to be applied to the calculated financial performance results, subject to an overall payout cap of 200% of target. This design feature enables the HCC Committee to reflect in the STI award outcomes individual contributions and performance factors not otherwise captured in the financial performance results.

Accordingly, the HCC Committee considered (based on the CEO’s recommendations for NEOs other than himself) the individual performance of each of the NEOs to determine what, if any, modifier should be applied to the calculated STI award. After its review of the NEOs’ individual performance in 2025, the Committee determined to apply a positive modifier for Mr. Krasner and Ms. Gebauer for the reasons described below.

For Mr. Krasner, the HCC Committee approved an individual performance modifier of +10% in recognition of his exceptional leadership in advancing the Company’s financial and capital allocation priorities, including driving meaningful free cash flow expansion, enhancing investor engagement and executing disciplined portfolio optimization efforts, including the strategic acquisitions of Newfront, Cushon and FlowStone Partners.

For Ms. Gebauer, the HCC Committee approved an individual performance modifier of +10% in recognition of her exceptional leadership in advancing the Company’s strategic priorities through the expansion of differentiated client solutions and enterprise capabilities to support future growth, as well as significant contributions in connection with the strategic acquisitions of Newfront, Cushon and FlowStone Partners.

Long-Term Incentive Compensation

2025 – 2027 LTIP Design

The 2025 LTIP design approved by the HCC Committee in February 2025 remained consistent with the 2024 LTIP design, except for the PSU financial metric targets. LTIP awards were delivered through PSUs and RSUs, weighted 75% and 25%, respectively.

The PSU financial metrics are comprised of three-year average annual Adjusted Net Revenue Growth and Adjusted Operating Margin Improvement, each weighted 50% (as defined below). Management and the HCC Committee believe that delivering improved margins and revenue growth support the successful execution of our strategic priorities to the benefit of all stakeholders, including shareholders. Accordingly, the HCC Committee believes that the PSU metrics, which are intended to measure organic performance, align a significant portion of NEO compensation with the Company's strategic priorities and commitment to driving shareholder value.

The LTIP design also includes a relative TSR modifier (+/- 20%) which measures the Company’s TSR relative to that of the S&P 500 companies for the performance period. The use of relative TSR aligns the Company’s performance with the shareholder experience, requiring that we outperform the market to earn an upward adjustment to the financial performance result. The S&P 500 constituents were selected as a performance-benchmark because they are objectively determined, and the HCC Committee believes that the executives should be rewarded for outperforming the broader stock market returns, as represented by the S&P 500.

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Executive Compensation: Compensation Discussion and Analysis (continued)

PSU Financial Metric and Modifier Definitions
2025-2027 Average Annual Adjusted Net Revenue Growth (50% of PSU Results)

Adjusted Net Revenue Growth means the average of the Company’s annual organic growth in Adjusted Net Revenue during the performance period* (commencing on the first date of the performance period* to the last date of the performance period*) as reflected in the organic growth figures determined based on the methodology applied by the Company in its Form 10-K for the last fiscal year comprising the performance period*. Adjusted Net Revenue Growth is determined on a "Constant Currency” basis which represents the year over year change in the Company's revenue growth excluding the impact of foreign currency fluctuations and on an organic basis to exclude the impact of acquisitions and divestitures.

2025-2027 Average Annual Adjusted Operating Margin Improvement (50% of PSU Results)

Adjusted Operating Margin Improvement means the average of the basis point changes in Adjusted Operating Margin for each year from 2025 through the end of the performance period*. Total Adjusted Operating Margin Improvement targets and results will be modified for acquisitions and divestitures closed during the performance period*.

Adjusted Operating Margin means “Income from operations” generated by the Company during the performance period* determined based on the methodology applied by the Company in its Form 10-K for the last fiscal year of the performance period* and adjusted for the items defined in the Form 10-K for the performance period*, divided by Adjusted Net Revenue.

2025-2027 Relative TSR Modifier (Potential +/-20% Modifier on PSU Financial Performance Result)

Annualized TSR means the following:

For purposes of this calculation, dividends are assumed to be reinvested on each ex-dividend date during the performance period* and “Adjusted Ending Share Value” reflects the ending share price taking into account such deemed dividend reinvestment.

*Performance period means January 1, 2025 through December 31, 2027.

Determination of Earned PSUs

Following the end of the performance period, earned PSUs will be determined based on performance against the financial metrics and modifier as described below, and the performance achievements will be certified by the HCC Committee.

PSU Financial Performance Metrics

Earned PSUs will be determined based on a sliding scale for each PSU financial metric with a 100% (target) payout if the applicable target performance goal is achieved. The sliding scales for each financial metric contain thresholds, such that there is a potential of a 0% payout for each metric if the threshold performance goal is not achieved and a 200% payout if the maximum performance goal is achieved. Payouts between defined performance goals are calculated on a straight-line interpolation basis. The performance ranges for each financial metric are independent; it is possible for a payout on one metric and not the other (assuming the threshold has been met on that metric). The Company believes that the details of the financial performance targets and ranges prior to the end of the applicable performance period for the PSUs is competitively sensitive information.

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Executive Compensation: Compensation Discussion and Analysis (continued)

PSU Modifier

The relative TSR modifier will be determined based on the Company’s annualized TSR over the performance period relative to the TSR of the S&P 500 constituents as of the last day of the performance period, as set forth in the table below:

WTW’s TSR Relative to the S&P 500 Constituents (Modifies PSU Financial Performance Result)
Performance	Percentile Rank	Modifier
Maximum	≥ 75th Percentile	+20%
Target	50th Percentile	0%
Threshold	≤ 25th Percentile	-20%

The maximum payout that can be achieved through the financial metrics and the modifier is 200% of target.

Vesting

Subject to continued employment, unless retirement eligible: (i) earned PSUs will vest on the third anniversary of grant date and (ii) RSUs will vest ratably on each of the first three anniversaries of the grant date. Additionally, for awards to continue to vest following retirement, certain conditions must be satisfied regarding the non-disclosure of confidential Company information. See section entitled “Compensation Tables — Potential Payments to Named Executive Officers Upon Termination and/or Change in Control” below for additional detail.

2025 LTIP Awards

Following a review of external market data and internal pay equity, and in light of continued strong performance in their roles, the HCC Committee approved the following increases to NEO LTIP targets as a percentage of base salary in February 2025: (i) Mr. Krasner's from 250% to 350% and (ii) Ms. Gebauer’s from 250% to 275%. There were no other changes to NEO LTIP targets in 2025.

The HCC Committee approved the following awards for the NEOs which were granted on April 20, 2025:

NEO	2025 Base Salary	LTIP Target	2025 LTIP Award[1]
	$	as % of Base Salary	$
Mr. Hess	1,000,000	850%	8,500,000
Mr. Krasner	800,000	350%	2,800,000
Ms. Gebauer	784,875	275%	2,158,406
Ms. Clarke[2]	806,563	225%	1,814,766
Mr. Furman	619,500	175%	1,084,125

(1)
The HCC Committee approves target LTIP award values, that are converted into a number of PSUs and RSUs based on the closing price of an ordinary share on the date of grant. Approved target values differ from the grant date fair values reported in the Summary Compensation Table which are determined in accordance with Financial Accounting Standards Board Accounting Standards Codification (“FASB ASC”) Topic 718.
(2)
The figures for Ms. Clarke have been converted from British pounds into U.S. dollars at the five-year average exchange rate (£1:$1.2905). Note that the actual 2025 LTIP award granted to Ms. Clarke was determined based on her 2025 LTIP target value (GBP) and then converted from British pounds into U.S. dollars based on the average exchange rate for the 30 business days ending on the date of the grant (April 20, 2025).

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Executive Compensation: Compensation Discussion and Analysis (continued)

2023 – 2025 PSU Performance Results and Payout

PSUs were granted to the NEOs who were executive officers on April 1, 2023 with a performance period from January 1, 2023 to December 31, 2025. Following the end of the performance period, the number of PSUs earned was determined based on the level of achievement versus the established performance targets:

2025 Adjusted Operating Margin (50% of Result)		2023 – 2025 Average Annual Adjusted Net Revenue Growth (30% of Result)		2023 – 2025 Average Annual Adjusted EPS Growth* (20% of Result)
Target (%)	Payout as % of Target	Target (%)	Payout as % of Target	Target (%)	Payout as % of Target
≥ 25.3%	200.0%	≥ 5.9%	200.0%	≥ 10.3%	200.0%
24.3%	100.0%	4.9%	100.0%	7.8%	100.0%
22.8%	50.0%	2.9%	50.0%	3.3%	50.0%
< 22.8%	0.0%	< 2.9%	0.0%	< 3.3%	0.0%

Actual Performance:
25.2%	190.1%	5.9%	200.0%	12.0%	200.0%

PSU Overall Performance Result: 195.1%

* The Adjusted EPS Growth performance goals were based on the methodology in the 10-K reporting when the goals were approved, which included pension income/expense. In the third year of the performance period, WTW changed its externally reported adjusted EPS definition to exclude pension income/expense, creating a misalignment between how targets were set and how final year performance was reported. The HCC Committee determined the performance result for this metric to be calculated including pension income/expense in the targets and performance in all years, to preserve alignment between the performance results and the methodology under which the targets were originally set. This change did not impact the final payout, which was 200.0% under both methodologies.

The overall result of 195.1% was applied to the target number of PSUs including dividend equivalents accrued through the vesting date. The earned shares will vest in April 2026, subject to continued employment, unless eligible for retirement vesting benefits. For additional detail, see section entitled “Compensation Tables — Outstanding Equity Awards at Fiscal Year-End.”

Benefits

Retirement Plans

U.S. Plans

In 2025, all NEOs, except for Ms. Clarke (who is based in the U.K.), participated in the qualified and supplemental non-qualified U.S. retirement plans sponsored by the Company described below. The Company’s sponsorship of such plans is consistent with its belief that retirement plans continue to represent a crucial and viable means to encourage sustained service with the Company and to provide for the future retirement security of our colleagues.

•
Willis Towers Watson Qualified Pension Plan – A broad-based, tax-qualified defined benefit pension plan that provides benefits to eligible colleagues using a contributory stable value formula. In general, all U.S. salaried and hourly colleagues are eligible to participate after completing one year of service. For additional details, see section entitled “Compensation Tables — Pension Benefits at 2025 Fiscal Year-End.”

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Executive Compensation: Compensation Discussion and Analysis (continued)

•
Willis Towers Watson Non-Qualified Stable Value Excess Plan for U.S. Employees (“WTW Stable Value Excess Plan”) – An unfunded deferred compensation plan for select management and other highly compensated colleagues, including the Company’s executive officers, with the purpose of providing participants with supplemental and deferred compensation benefits on eligible earnings that exceed the Internal Revenue Code (“IRC”) limit through the accrual of a contributory stable value benefit. All employee contributions and all Company accruals are credited in the form of Company share units under the Company’s 2012 Plan, will accrue dividend equivalents and will be paid in Company shares. The WTW Stable Value Excess Plan was closed to new hires after December 31, 2023. For additional details, see section entitled “Compensation Tables — Non-Qualified Deferred Compensation for the Fiscal Year Ended December 31, 2025.”

•
Qualified Savings Plan – A 401(k) savings plan available to provide a means for saving towards retirement and pursuant to which matching contributions are made. The matching contribution will be deposited annually in the first quarter of the following year.

•
Willis Towers Watson Non-Qualified Deferred Savings Plan for U.S. Employees (“WTW Deferred Savings Plan”) – An unfunded deferred compensation plan for select management and other highly compensated colleagues who contribute significantly to the future success of the Company, including the Company’s executive officers. The purpose of the plan is to provide this group with a means to defer receipt of a portion of their compensation that exceeds the IRC limit, and potentially to receive a discretionary matching contribution from the Company. All deferrals and all Company matches are credited in the form of Company share units under the Company’s 2012 Plan, will accrue dividend equivalents and will be paid in Company shares. For additional details, see section entitled “Compensation Tables — Non-Qualified Deferred Compensation for the Fiscal Year Ended December 31, 2025.”

U.K. Plans

A defined contribution plan, the Willis Group Personal Pension Plan, is available for new employees. Ms. Clarke participated in the Willis Group Personal Pension Plan in 2025.

Other Benefits

Employee Welfare Benefit Plans

Our NEOs are eligible to participate in the medical, life insurance and other welfare benefits available to all other colleagues. There are no special medical plans or other welfare plans for our NEOs.

Broad-Based Share Purchase Plans

Our NEOs are eligible to participate in the broad-based share purchase plans, as described below, available to all other colleagues in the eligible countries.

1)
Willis Towers Watson Employee Share Purchase Plan – A voluntary program which allows colleagues to buy WTW shares at a discounted price, the terms of which are more fully described in Proposal 6 requesting approval of amendments to the plan. Colleagues who elect to participate will select a contribution rate (1 – 15% of pay, after tax, up to the annual maximum limit of $25,000). Colleague contributions accumulate during a six-month offering period, and WTW shares are purchased at a 15% discount on the closing price on the last trading day of the offering period. Mr. Hess, Mr. Krasner and Mr. Furman elected to participate in the plan during 2025.

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Executive Compensation: Compensation Discussion and Analysis (continued)

2)
The Willis Towers Watson U.K. Tax Advantage Share Incentive Plan – A tax-advantaged employee share plan which allows colleagues to participate in an employee share plan in a tax-efficient manner (i.e., no income tax and National Insurance Contributions if purchased shares are held for five or more years). Colleagues acquire WTW shares by monthly contribution from £10 – £150 (up to an annual maximum limit of £1,800).

Perquisites

The HCC Committee believes that providing generous executive perquisites is not necessary to attract and retain executive talent, nor is it consistent with the Company’s pay-for-performance philosophy. In 2025, we did not provide significant perquisites to the NEOs, as described in the Summary Compensation Table.

Severance Benefits

The HCC Committee believes that severance benefits are a necessary component of a competitive compensation program because they help attract executive talent from outside of the Company, minimize distraction and ensure continuity during times of uncertainty or transition, including during a change in control. In certain cases, such benefits are consideration for an executive’s agreement not to compete. Set forth below is a summary of the NEOs’ termination arrangements as of December 31, 2025. The NEOs do not receive any form of tax gross-ups, significant perquisites or automatic payments in connection with a change in control of the Company.

Executive Severance Plans

All NEOs, except for Mr. Furman (who has severance terms included in his employment agreement), are participants in the Company’s executive severance plans as described below. For additional details on payments that may be due to the NEOs in certain termination scenarios, see “Compensation Tables — Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

The Willis Towers Watson Public Limited Company Severance and Change in Control Pay Plan for U.S. Executives as amended on June 5, 2020 and February 22, 2022 (the “U.S. Executive Severance Plan”) and the Willis Towers Watson Severance and Change in Control Pay Plan for Non-U.S. Executives as amended on February 22, 2022 (the “Non-U.S. Executive Severance Plan,” and together, the “Executive Severance Plans”), provide for the payment of severance benefits to NEOs in the termination scenarios summarized below.

Executive Severance Plans Summary
Involuntary Termination[1] Outside of Change in Control Period
•
CEO: (i) 2x base salary (paid in monthly cash installments); (ii) 2x STI target; and (iii) cost of COBRA premiums for the continuation of group healthcare coverage for up to 24 months following termination
•
Other NEOs[2]: (i) 1x base salary (paid in monthly cash installments); (ii) 1x STI target; and

(iii) cost of COBRA premiums for the continuation of group healthcare coverage for up to 18 months following termination[3]

Qualifying Termination[1] During Change in Control Period
•
CEO: (i) 3x base salary (paid in cash lump sum); (ii) 3x STI target; (iii) pro rata portion of STI award payable for year in which termination occurs based on the period the participant is employed during year; and (iv) cost of COBRA premiums for the continuation of group healthcare coverage for up to 24 months following termination
•
Other NEOs[2]: (i) 2x base salary (paid in cash lump sum); (ii) 2x STI target; (iii) pro rata portion of STI award payable for year in which termination occurs based on the period the participant is employed during year; and (iv) cost of COBRA premiums for the continuation of group healthcare coverage for up to 18 months following termination[3]

(1)
Involuntary Termination means a participant’s employment is involuntarily terminated without “cause” and other than due to the participant’s death or “permanent disability.” Qualifying Termination means an Involuntary Termination or a participant’s resignation for “good reason” in connection with a “change in control.” Change in Control Period is the period commencing 6 months prior to a change in control and ending 24 months following a change in control.

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Executive Compensation: Compensation Discussion and Analysis (continued)

(2)
Excludes Mr. Furman who has severance terms included in his employment agreement.
(3)
Continued medical coverage is included in the U.S. Executive Severance Plan only. As non-U.S. person, Ms. Clarke is covered by the Non-U.S. Executive Severance Plan.

Equity award vesting acceleration treatment is addressed separately as set forth in executive’s equity award agreements.

Other Severance Provisions

In addition to the above severance benefits, Mr. Krasner is entitled to severance benefits per terms of his offer letter in the event of his resignation for “good reason” prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control.” Mr. Furman, who is not a participant in the Executive Severance Plans above, is entitled to severance benefits per terms of his employment agreement upon a termination of his employment by the Company without “good cause” (other than by reason of death or “disability”) or by Mr. Furman for “good reason” (as such terms are defined in his employment agreement). These benefits are discussed in further detail in the sections entitled “Compensation Tables — Named Executive Officers’ Employment Agreements” and “Compensation Tables — Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

2026 Compensation Preview

2026 Incentive Plan Changes

The overall designs of the 2026 STI and LTI incentive plans are the same as 2025 and reflect updated financial targets.

2026 Target Total Direct Compensation Changes

In February 2026, following a review of external market data and internal pay equity, and in light of continued strong performance in their roles, the HCC Committee approved increases to 2026 target total direct compensation for Mr. Hess and Ms. Clarke as detailed below.

NEO	Base Salary	STI Target[1]		LTIP Target[2]		2026 Target Total Direct Compensation
	$	% of Base Salary	$	% of Base Salary	$	$	% Increase from 2025
Mr. Hess	1,000,000	225%	2,250,000	1000%	10,000,000	13,250,000	15%
Ms. Clarke[3]	806,563	125%	1,008,203	250%	2,016,406	3,831,172	6%

(1)
Mr. Hess’s 2026 STI target was increased from 200% to 225% of base salary.
(2)
Mr. Hess’s 2026 LTIP target was increased from 850% to 1000% of base salary. Ms. Clarke’s 2026 LTIP target was increased from 225% to 250% of base salary.
(3)
The figures for Ms. Clarke have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2021 – 2025) (£1: $1.2905).
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Executive Compensation: Compensation Discussion and Analysis (continued)

Compensation Governance

Role of the HCC Committee

The role of the HCC Committee and its interplay with management and the Board as a whole are set forth below.

Management	HCC Committee	Board of Directors
•
CEO makes recommendations to HCC Committee on compensation for executive officers other than himself, including NEOs
•
No member of management participates in discussions concerning his or her own compensation
•
As appropriate, other executive officers will attend meetings to provide opinions and recommendations

•
Evaluates compensation levels for executive officers and administers Company’s executive compensation program
•
Reviews and approves all components of executive compensation for executive officers and recommends CEO compensation for Board ratification
•
Annually reviews and approves corporate goals and key objectives related to executive officer compensation, evaluates executive officer performance in light of those goals and objectives and determines and approves executive officer compensation
•
Recommends non-employee director compensation for Board approval
•
Reviews, among other things, compliance with share ownership guidelines, proxy season trends, shareholder feedback and the compensation risk assessment
•
Provides input and advice on Company’s human capital and talent strategy
•
Reviews its Charter, responsibilities and annual calendar
•
Engages an independent compensation consultant
• Ratifies all components of executive compensation for CEO • Approves HCC Committee recommendations on non-employee director compensation, share ownership guidelines and policy

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Executive Compensation: Compensation Discussion and Analysis (continued)

Role of the External HCC Committee Consultant

The HCC Committee has the independent authority to hire external consultants, as well as the sole authority to retain and terminate the services of its consultant. In 2025, the HCC Committee re-engaged Semler Brossy as its independent consultant.

During 2025, Semler Brossy worked directly under the guidance of the Company’s HCC Committee, in cooperation with management, to assist the HCC Committee with executing its executive compensation-related responsibilities. In such role, the HCC Committee’s consultant served as an objective third-party advisor in assessing the Company’s executive compensation levels and design in light of its business strategy and human resource objectives. Semler Brossy attended all formal meetings of the Company’s HCC Committee during 2025.

During 2025, Semler Brossy supported the Company’s HCC Committee by assisting with the design and administration of the Company’s executive compensation pay practices, including:

•
reviewing and providing input on the peer group used to benchmark executive pay;
•
assessing the market pay data used to inform 2025 pay decisions;
•
providing input on the pay decisions for the Company’s executive officers, including pay mix and level;
•
reviewing and providing input on design changes to the Company’s STI and LTIP;
•
reviewing the Company’s compensation risk assessment;
•
reviewing compensation disclosures, including the CD&A; and
•
keeping the HCC Committee informed of changes in the regulatory or governance environment for executive compensation issues.

The HCC Committee was also provided compensation market data and inputs from the Company’s internal compensation consultants (“WTW consultants”). The HCC Committee along with Semler Brossy used the data and analysis provided by the WTW consultants to ensure that the compensation practices were consistent with the compensation philosophy and objectives. Based on the data and analysis provided by the WTW consultants, as reviewed by Semler Brossy, the HCC Committee applied business judgment in recommending compensation awards, taking into account the dynamic nature of the brokerage and consulting businesses internationally and the adaptability and response required by the senior leadership to manage significant changes that arose during the course of the year.

Other than serving as the consultant to the HCC Committee, Semler Brossy provides no other services to the Company. The HCC Committee determined that, based on the factors specified in the exchange listing rules, Semler Brossy’s services produced no conflicts of interest. The WTW consultants work for the Company and are therefore by definition not independent advisors, although they do provide professional advice, data and guidance to the HCC Committee with the concurrence of Semler Brossy.

Use of Peer Company Data

In making its determinations for 2025, the HCC Committee considered publicly available information of a select group of peer companies, as well as survey data from the Company’s compensation surveys, to inform decisions on pay levels and structures for the senior executive team. The peer group was used as the primary reference point for the CEO, CFO and Segment Head compensation benchmarking, while the size-adjusted general industry survey data was the primary reference point for the General Counsel. All compensation data used was reviewed and supported by Semler Brossy as the HCC Committee’s independent compensation consultant.

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Executive Compensation: Compensation Discussion and Analysis (continued)

The 16-company peer group was selected by the HCC Committee based on the recommendations of the WTW consultants and Semler Brossy based on input from management on the comparability of the business operations of potential peer group companies, including reasonably comparable size (based on revenue and market capitalization) and industry. Information about the peer group companies was used to inform decisions regarding pay levels and mix and program design. The following changes were approved to ensure continued relevance and alignment with the Company’s size and business profile: (i) the addition of Arch Capital Group Ltd. and Brown & Brown, Inc. and (ii) the removal of Conduent Incorporated and The Hartford Financial Services Group. At the time the peer group was approved by the HCC Committee, WTW was positioned at the 25th percentile in terms of total revenue and the 42nd percentile in terms of market capitalization.

Peer Group for 2025 Compensation Decisions
•
Aon plc
•
Arch Capital Group Ltd.
•
Arthur J. Gallagher & Co.
•
Automatic Data Processing, Inc.
•
Booz Allen Hamilton Holding Corporation
•
Brown & Brown, Inc.
•
Cognizant Technology Solutions Corporation
•
Fidelity National Financial, Inc.

•
Fidelity National Information Services, Inc.
•
First American Financial Corporation
•
Fiserv, Inc.
•
Marsh & McLennan Companies, Inc.
•
Principal Financial Group, Inc.
•
Robert Half Inc.
•
S&P Global Inc.
•
Unum Group

Compensation Policies and Risk

Compensation Risk Analysis

In reviewing the Company’s pay programs, the HCC Committee considers whether the programs encourage unnecessary or excessive risk taking that might have an adverse impact on the Company. At the request of the HCC Committee, the WTW consultants, with the review and concurrence of Semler Brossy, completed a risk assessment of the Company’s compensation programs. The 2025 risk assessment included a review of the design and features of the Company’s incentive compensation programs in place, as well as an evaluation of program structure and philosophy, design characteristics, performance management and governance practices relative to compensation risk factors. The 2025 compensation risk assessment and the Company’s incentive compensation governance led Semler Brossy and the HCC Committee to agree that the Company’s compensation programs do not create risks that are reasonably likely to have a material adverse effect on the Company.

Compensation Recoupment Policy

The Company’s compensation recoupment policy (the “Recoupment Policy”), adopted by the Board and administered by the HCC Committee, is intended to encourage sound risk management and individual accountability. The Recoupment Policy satisfies the compliance requirements of the applicable SEC and NASDAQ listing rules and extends beyond the requirements of the applicable rules. Under the Recoupment Policy, the HCC Committee may seek to recoup all incentive compensation, including time-vested awards, in the event of Detrimental Conduct, which is defined as conduct that is likely to cause or has caused material financial, operational or reputational harm to WTW. The table below provides a high-level summary of the Recoupment Policy, the full policy document is available on the Company’s website under “Investor Relations — Corporate Governance.”

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Executive Compensation: Compensation Discussion and Analysis (continued)

Covered Persons	Company’s current and former executive officers
Covered Events	Financial Restatement	Detrimental Conduct*
Trigger	Financial Restatement due to material noncompliance with any financial reporting requirement under securities laws	Detrimental Conduct that is likely to cause or has caused material financial, operational or reputational harm to WTW
Lookback Period	Three years	Three years
Covered Incentive Compensation	Compensation granted, earned or vested after the effective date of the Recoupment Policy based wholly or in part upon attainment of Financial Reporting Measure	Incentive compensation (awarded, earned, paid or payable), including any bonus, STI award/amount, LTIP award/amount and equity-based awards, including those that vest solely based on continued service
Recoupment Amount	Any excess compensation determined with reference to the restated Financial Reporting Measure(s)

Determined by the HCC Committee with reference to factors including relative degree of fault or involvement, impact of conduct on WTW, magnitude of any loss caused and other relevant facts and circumstances

HCC Committee Discretion	No discretion unless HCC Committee determines that such recovery would be impracticable in accordance with the Policy	Discretion to determine whether Detrimental Conduct has occurred and amount to be recovered

* Detrimental Conduct consists of: (i) the commission of an act of fraud, misappropriation or embezzlement in the course of employment; (ii) the commission of a criminal act, whether or not in the workplace, that in the HCC Committee’s sole discretion, constitutes a felony or crime of comparable magnitude that could subject the Company to reputational harm; (iii) the material violation of a non-compete, non-solicitation, confidentiality or other restrictive covenant agreement; (iv) the willful and material breach of a Covered Person’s obligations under the Company’s Code of Conduct relating to compliance with law or regulations that would give rise to dismissal under the Code of Conduct or termination for Cause (as defined in the policy); or (v) any act or omission involving willful misconduct that resulted in such Covered Person’s termination for Cause.

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Executive Compensation: Compensation Discussion and Analysis (continued)

Executive Share Ownership Guidelines

The HCC Committee oversees the implementation of the share ownership policy, summarized below, that applies to the executive officers of the Company, to further align their interests with those of our shareholders and provide meaningful personal interest in sustainable value creation.

Minimum Guidelines	• CEO: 6x base salary • Other Executive Officers: 3x base salary
Retention Ratio	• 100% (defined as the net after tax shares required to be held until the ownership guideline has been met) • Includes all WTW shares, regardless of the means acquired
Shares Counted
•
Shares owned outright or in a trust for benefit (including shares acquired pursuant to equity awards or from market purchases)
•
Shares or units acquired pursuant to broad-based share purchase plans (i.e., the Willis Towers Watson Employee Share Purchase Plan and the Willis Towers Watson U.K. Tax Advantage Share Incentive Plan)
•
Shares and vested units held through a WTW-sponsored savings, retirement or deferred compensation plan
•
Unvested and vested restricted shares or RSUs that are subject to time-based vesting
•
Unvested earned PSUs (i.e., PSUs determined to be earned based on the attainment level of the performance objectives, but still subject to time-based vesting criteria)

Shares Not Counted	• Unvested or vested/unexercised share options • Unvested and unearned PSUs

As of December 31, 2025, all NEOs have satisfied the applicable minimum required share ownership requirement.

Anti-Hedging and Anti-Pledging Policies

The Company prohibits directors and executive officers from pledging any Company shares, including by entering into margin accounts, and prohibits directors and all employees from engaging in hedging transactions with respect to ownership in the Company’s securities (including prepaid variable forward contracts, equity swaps, collars and exchange funds).

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Executive Compensation: Compensation Discussion and Analysis (continued)

Additional Information

Share Award Policy

The Board has a policy governing the granting of options and other share-based awards under the Company’s equity plans. The Company has not granted share options or similar types of awards since 2015.

It is the Company’s policy not to backdate option grants or other share-based awards to take advantage of a lower share price or to schedule grants of options or other share-based awards before or after specific events to take advantage of anticipated movements in the price of our shares.

Tax and Accounting Implications

Section 162(m) of the IRC generally limits the deductibility of the compensation payable by public companies to certain executive officers covered by IRC Section 162(m) to $1 million in any taxable year. As a result, short-term and long-term compensation, including performance-based compensation, in excess of $1 million payable to our executive officers who are considered “covered employees” under IRC Section 162(m), which would include our NEOs, will not be deductible for tax purposes. While the non-deductibility of compensation for tax purposes is one of several considerations the HCC Committee weighs in determining its executive compensation program, the HCC Committee retains discretion to structure its executive compensation to be competitive and effective in order to promote the Company’s business goals even if the compensation payable to our NEOs is not fully deductible.

The HCC Committee also takes into consideration the potential implications of Section 409A of the IRC in designing the compensation payable to our NEOs.

The Committee reserves the right to grant equity-based awards despite the compensation expense associated with such awards as the Committee believes that equity-based compensation is an important element of a competitive executive compensation program.

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Human Capital and Compensation Committee Report

This report is submitted to the shareholders of Willis Towers Watson Public Limited Company by the HCC Committee of the Company’s Board of Directors. The HCC Committee consists solely of non-executive directors who are independent, as determined by the Board in accordance with the Company’s guidelines and NASDAQ listing standards.

The HCC Committee has reviewed, and discussed with management, the Compensation Discussion and Analysis contained in this Proxy Statement, and based on this review and discussion, recommended to the Board that it be included in this Proxy Statement.

Submitted by the HCC Committee of the Board of Directors of Willis Towers Watson

Michelle Swanback (Chair), Michael Hammond, Jacqueline Hunt, and Paul Reilly

Human Capital and Compensation Committee Interlocks and Insider Participation

None of our executive officers serves as a member of the board of directors or compensation committee of any entity that has one or more of its executive officers serving as a member of the HCC Committee. In addition, none of our executive officers serves as a member of the compensation committee of any entity that has one or more of its executive officers serving as a member of our Board.

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Compensation Tables

Summary Compensation Table

The following table sets forth information concerning the compensation of the Named Executive Officers for the fiscal year ending December 31, 2025.

A	B	C	D	E	F	G	H	I
Name and Principal Position	Year	Salary ($)	Bonus ($)	Share Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
Carl Hess	2025	1,000,000	—	9,182,185	2,384,000	30,094	197,326	12,793,605
CEO	2024	1,000,000	—	8,933,289	2,370,400	—	198,401	12,502,090
	2023	1,000,000	—	8,499,764	2,499,508	156,923	512,637	12,668,832
Andrew Krasner	2025	800,003	—	3,024,720	1,573,440	24,928	84,762	5,507,853
CFO	2024	800,001	—	2,101,633	1,195,200	12,589	85,325	4,194,748
	2023	800,000	—	1,599,704	1,241,429	21,654	128,839	3,791,626
Julie Gebauer	2025	759,291	—	2,331,634	1,261,049	—	116,101	4,468,075
President, HWC	2024	674,375	—	1,792,701	1,004,725	—	98,465	3,570,266
	2023	650,000	—	1,499,548	1,028,953	—	211,358	3,389,859
Lucy Clarke*	2025	806,562	—	1,972,991	1,001,146	—	24,341	3,805,040
President, R&B	2024	357,524	1,476,140	5,549,307	1,121,345	—	11,935	8,516,251
Matthew Furman	2025	619,500	—	1,171,133	923,055	41,832	71,088	2,826,608
General Counsel	2024	612,125	—	1,139,184	912,244	14,287	66,199	2,744,039
	2023	590,000	—	884,903	903,275	39,662	112,164	2,530,004

* The figures for Ms. Clarke for 2025 have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2021 – 2025), as applicable (£1:$1.2905), except for the Share Awards, which were determined based on her 2025 LTIP target value (GBP) and then converted to U.S. dollars based on the average exchange rate for the 30 business days ending on the date of the grant (April 20, 2025). The figures for Ms. Clarke for 2024 have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2020 – 2024), as applicable (£1:$1.2836); note that Ms. Clarke’s Share Awards in 2024 were denominated in U.S. dollars.

Salary (Column C)

The amounts shown in column C reflect base salaries earned by each NEO during the listed year.

Bonus (Column D)

No bonuses were paid to any of the NEOs during 2025.

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Compensation Tables (continued)

Share Awards (Column E)

The amounts shown in column E reflect the aggregate grant date fair value computed in accordance with FASB ASC Topic 718. Assumptions used in the calculation of these amounts are included in “Note 19-Share-based Compensation” to our Fiscal Year 2025 Consolidated Financial Statements included in our Annual Report on Form 10-K for Fiscal Year 2025 filed with the SEC on February 25, 2026. For awards shown in column E that are subject to both market conditions and performance conditions (2025 and 2024 LTIP PSUs), the amount included in the table is the full fair value of the award at the grant date consistent with the recognition criteria in FASB ASC Topic 718; the full fair value at the grant date takes into account all possible outcomes of the market condition, as well as the probable outcome with respect to the satisfaction of the performance conditions consistent with the recognition criteria in FASB ASC Topic 718 (excluding the effect of estimated forfeitures). For the 2023 LTIP PSU awards (which are subject only to performance conditions), the amount included in the table is the full fair value at the grant date based on the probable outcome with respect to the satisfaction of the performance conditions consistent with the recognition criteria in FASB ASC Topic 718 (excluding the effect of estimated forfeitures). Additional details regarding the 2025 amounts shown in column E for the NEOs are as follows:

					Column E
NEO	Award	Grant Date	PSU Award Aggregate Grant Date Fair Value ($)	RSU Award Aggregate Grant Date Fair Value ($)	Total Share Award Aggregate Grant Date Fair Value ($)
Mr. Hess	2025 LTIP Award	20-Apr-2025	7,057,185	2,125,000	9,182,185
Mr. Krasner	2025 LTIP Award	20-Apr-2025	2,324,720	700,000	3,024,720
Ms. Gebauer	2025 LTIP Award	20-Apr-2025	1,792,032	539,602	2,331,634
Ms. Clarke	2025 LTIP Award	20-Apr-2025	1,516,389	456,602	1,972,991
Mr. Furman	2025 LTIP Award	20-Apr-2025	900,102	271,031	1,171,133

The aggregate grant date fair value shown in the table above for the NEOs’ PSUs granted pursuant to the 2025 LTIP reflects the value of each award at the grant date based on the probable outcome of the market and performance conditions as of the grant date (target performance). Below is a comparison of the value of each award at the grant date based on the probable outcome of the market and performance conditions and the value of each award at the grant date assuming the highest level of performance conditions will be achieved.

NEO	Award	Grant Date	PSU Award Aggregate Grant Date Fair Value Based on Target Performance ($)	PSU Award Aggregate Grant Date Fair Value Assuming Maximum Performance ($)
Mr. Hess	2025 LTIP Award	20-Apr-2025	7,057,185	12,482,290
Mr. Krasner	2025 LTIP Award	20-Apr-2025	2,324,720	4,111,813
Ms. Gebauer	2025 LTIP Award	20-Apr-2025	1,792,032	3,169,630
Ms. Clarke	2025 LTIP Award	20-Apr-2025	1,516,389	2,682,091
Mr. Furman	2025 LTIP Award	20-Apr-2025	900,102	1,592,042

For more information regarding the equity awards, see the “Grants of Plan-Based Awards” table, the “Outstanding Equity Awards at Fiscal Year-End” table and the section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.”

Non-Equity Incentive Plan Compensation (Column F)

The amounts shown in column F reflect the NEOs’ 2025 STI awards, which were fully paid in cash in March 2026.

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Compensation Tables (continued)

Change in Pension Value and Non-Qualified Deferred Compensation Earnings (Column G)

This column reflects any aggregate increase in actuarial present values of accumulated benefits during the relevant fiscal year for the NEOs under the Willis Towers Watson Pension Plan and the Towers Watson Supplemental Executive Retirement Plan (“Towers Watson SERP”) (through July 1, 2017, when it was frozen). Any increase in actuarial present value was determined using assumptions that are the same as those used in the Company’s financial statements for the fiscal year ended December 31, 2025, except that retirement is assumed to occur at the earliest unreduced retirement age for the NEOs and no pre-retirement terminations or deaths are assumed to occur. The column does not reflect any aggregate decrease in actuarial present values of accumulated benefits during the relevant fiscal year.

The earliest unreduced retirement ages and detail of any assumption(s) used in the calculations for each of the NEOs is as follows:

•
Mr. Hess – Age 62 under the Legacy Watson Wyatt and pre-July 1, 2017 stable value formulas; Age 65 under the post-July 1, 2017 stable value formula. Mr. Hess was assumed to retire immediately because the majority of his benefit value is unreduced at age 62 and he has attained that age.
•
Messrs. Krasner and Furman – Age 65 under the post-July 1, 2017 stable value formula.
•
Ms. Gebauer – Age 60 under the Legacy Towers Perrin benefit formula; Age 62 under the pre-July 1, 2017 stable value benefit formula; Age 65 under the post-July 1, 2017 stable value benefit formula. Ms. Gebauer was assumed to retire immediately because the majority of her benefit value is unreduced at age 60 and she has attained that age.
•
Ms. Clarke – Not applicable since Ms. Clarke does not participate in any defined benefit plan.

The increases/(decreases) in the actuarial present values for the NEOs for fiscal year 2025 were $30,094 for Mr. Hess, $24,928 for Mr. Krasner, ($24,208) for Ms. Gebauer and $41,832 for Mr. Furman. These increases/(decreases) are attributable to a number of factors. The NEOs (except Ms. Clarke) accrued additional benefits in the Willis Towers Watson Pension Plan during 2025. These accruals increased the present values by $49,627 for Mr. Hess, $17,633 for Mr. Krasner, $50,716 for Ms. Gebauer and $24,601 for Mr. Furman. The actuarial present value from the Willis Towers Watson Pension Plan and the Towers Watson SERP increased/(decreased) due to the passage of time by ($89,553) for Mr. Hess, $3,250 for Mr. Krasner, ($116,445) for Ms. Gebauer and $9,471 for Mr. Furman. Changes in the actuarial assumptions were also made during fiscal 2025. The discount rates used to value benefits decreased during fiscal 2025 from 5.63% to 5.41% for benefits from the Willis Towers Watson Pension Plan and from 5.27% to 4.78% for the Towers Watson SERP. The mortality assumption was updated to apply a 0.91 multiplier to the mortality rates, assuming longer life expectancy. The assumed lump sum interest rate to determine the value of benefits under the Towers Watson SERP did not change, remaining at 3.00% for Mr. Hess and Ms. Gebauer. The assumption changes described above changed the actuarial present value amounts by $70,020 for Mr. Hess, $4,045 for Mr. Krasner, $41,521 for Ms. Gebauer and $7,760 for Mr. Furman.

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Compensation Tables (continued)

All Other Compensation (Column H)

The amounts shown in column H reflect the aggregate dollar amount of Company contributions to Company-sponsored retirement plans and tax reimbursement and interest payments for each NEO during 2025. Additional details are shown below.

NEO	Company Contributions to Company-Sponsored Retirement Plans ($) (1)	Tax Reimbursement & Interest Payments ($) (2)	2025 All Other Compensation Total ($)
Mr. Hess	197,326	—	197,326
Mr. Krasner	84,762	—	84,762
Ms. Gebauer	112,934	3,167	116,101
Ms. Clarke	24,341	—	24,341
Mr. Furman	67,873	3,215	71,088

(1)
The amounts in this column reflect Company contributions to Company-sponsored retirement plans for the NEOs during 2025:
•
For Mr. Hess: (i) the Company’s contribution to his 401(k) Plan in the amount of $12,250, (ii) Company matching contributions made in the form of fully vested RSUs to the WTW Deferred Savings Plan in the amount of $105,714 and (iii) the value of Company-provided quarterly allocations of fully vested RSUs under the WTW Stable Value Excess Plan in the amount of $79,362.
•
For Mr. Krasner: (i) the Company’s contribution to his 401(k) Plan in the amount of $12,250, (ii) Company matching contributions made in the form of RSUs to the WTW Deferred Savings Plan in the amount of $57,582 and (iii) the value of Company-provided quarterly allocations of RSUs under the WTW Stable Value Excess Plan in the amount of $14,930.
•
For Ms. Gebauer: (i) the Company’s contribution to her 401(k) Plan in the amount of $12,250, (ii) Company matching contributions made in the form of fully vested RSUs to the WTW Deferred Savings Plan in the amount of $49,491 and (iii) the value of Company-provided quarterly allocations of fully vested RSUs under the WTW Stable Value Excess Plan in the amount of $51,193.
•
For Ms. Clarke, the Company’s contribution to the Willis Group Personal Pension Plan.
•
For Mr. Furman: (i) the Company’s contribution to his 401(k) Plan in the amount of $12,250, (ii) Company matching contributions made in the form of RSUs to the WTW Deferred Savings Plan in the amount of $41,361 and (iii) the value of Company-provided quarterly allocations of RSUs under the WTW Stable Value Excess Plan in the amount of $14,262.
(2)
The amounts in this column for Ms. Gebauer and Mr. Furman represent tax gross-ups and interest payments paid by the Company in connection with the correction of missed 2025 deferrals under the WTW Deferred Savings Plan resulting from an administrative error. The amount in this column for Mr. Furman also includes a gross-up of $185.55 in relation to a cash payment awarded to him for completion of ten years of service to the Company.

Total (Column I)

The amounts shown in column I reflect the sum of columns C through H for each NEO.

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Compensation Tables (continued)

Grants of Plan-Based Awards

The following table sets forth the grants of plan-based awards made to the NEOs during 2025. Amounts shown in columns C through E relate to the STI award opportunities in respect of 2025. The terms and conditions of these awards are described in the section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Short-Term Incentive Compensation.” The remaining columns relate to equity awards granted under the 2025 LTIP (which consisted of PSUs and RSUs).

A	B	C	D	E	F	G	H	I	J	K	L
Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards (1)			Estimated Future Payouts Under Equity Incentive Plan Awards (2)			All Other Stock Awards: Number of Shares of Stock or	All Other Options Awards: Number of Securities Underlying	Exercise or Base Price of Option	Grant Date Fair Value of Stock and Option
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	Units # (3)	Units #	Awards ($/Share)	Awards ($) (4)
Carl Hess	—	—	2,000,000	4,000,000	—	—	—	—	—	—	—
	4/20/2025	—	—	—	—	—	—	6,620	—	—	2,125,000
	4/20/2025	—	—	—	7,944	19,860	39,720	—	—	—	7,057,185
Andrew Krasner	—	—	1,200,000	2,400,000	—	—	—	—	—	—	—
	4/20/2025	—	—	—	—	—	—	2,181	—	—	700,000
	4/20/2025	—	—	—	2,617	6,542	13,084	—	—	—	2,324,720
Julie Gebauer	—	—	981,094	1,962,188	—	—	—	—	—	—	—
	4/20/2025	—	—	—	—	—	—	1,681	—	—	539,602
	4/20/2025	—	—	—	2,017	5,043	10,086	—	—	—	1,792,032
Lucy Clarke	—	—	1,008,203	2,016,406	—	—	—	—	—	—	—
	4/20/2025	—	—	—	—	—	—	1,422	—	—	456,602
	4/20/2025	—	—	—	1,707	4,267	8,535	—	—	—	1,516,389
Matthew Furman	—	—	774,375	1,548,750	—	—	—	—	—	—	—
	4/20/2025	—	—	—	—	—	—	844	—	—	271,031
	4/20/2025	—	—	—	1,013	2,533	5,066	—	—	—	900,102

(1)
The amounts shown in columns C through E reflect threshold, target and maximum performance for the 2025 STI awards granted to each NEO. The threshold payout for each NEO reflects the minimum possible payout of $0. The maximum payout for each NEO reflects the maximum STI award opportunity of 200% of 2025 STI target. The actual 2025 STI awards granted are shown in column F of the Summary Compensation Table and further analyzed in the table in the section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Short-Term Incentive Compensation — 2025 STI Awards.” The figures for Ms. Clarke have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2021 – 2025) (£1:$1.2905).
(2)
The number of shares shown in columns F through H reflect threshold, target and maximum performance for the PSUs granted to the NEOs under the 2025 LTIP on April 20, 2025. The PSU performance metrics are 2025-2027 Average Annual Adjusted Net Revenue Growth and 2025-2027 Average Annual Adjusted Operating Margin Improvement, with a relative TSR modifier (potential +/- 20% modifier on PSU financial performance result). Earned PSUs will be determined based on a sliding scale for each PSU financial metric with a 100% (target) payout if the applicable target performance goal is achieved. The sliding scales for each financial metric contain thresholds, such that there is a potential of 0% payout for each metric if the threshold performance goal is not achieved and 200% payout if the maximum performance goal is achieved. Payouts between defined performance goals are calculated on
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Compensation Tables (continued)

a straight-line basis. The performance ranges for each financial metric are independent and it is possible to earn a payout on one metric and not the other (assuming the threshold performance goal has been met on that metric). The Company believes that the details of the financial performance ranges prior to the end of the applicable performance period for the PSUs is competitively sensitive information. The relative TSR modifier will be determined based on the achievement of the applicable performance target relating to the Company’s annualized TSR over the performance period relative to the TSR of the S&P 500 constituents as of the last day of the performance period, as set forth in the table below:

WTW’s TSR Relative to the S&P 500 Constituents (Modifies PSU Financial Performance Result)
Performance	Percentile Rank	Modifier
Maximum	≥ 75th Percentile	+20%
Target	50th Percentile	0%
Threshold	≤ 25th Percentile	-20%

The maximum payout that can be achieved through the financial metrics and the modifier is 200% of target. The earned PSUs will vest on April 20, 2028 for all NEOs, subject to the continued employment of the participant during the vesting period, except as otherwise described in the section below entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.” Dividend equivalents in the form of additional shares will accrue on the PSUs, but are only paid to the same extent and at the same time as the underlying shares vest. For additional information on the 2025 LTIP, see section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.”

(3)
The number of shares shown in column I reflects the RSUs granted to each NEO under the 2025 LTIP on April 20, 2025. The RSUs will vest in equal installments with an installment vesting on each of the first three anniversaries of the grant date, provided the NEO remains continuously employed by the Company through the applicable vesting date, unless the NEO meets the retirement vesting eligibility requirements under the terms of the program (as Mr. Hess, Ms. Gebauer and Mr. Furman do). For additional information on the 2025 LTIP, see section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.”
(4)
The aggregate grant date fair value is computed in accordance with FASB ASC Topic 718. For awards subject to both market conditions and performance conditions (2025 LTIP PSUs), amounts reflect the full fair value of the award at the grant date consistent with the recognition criteria in FASB ASC Topic 718; the full fair value at the grant date takes into account all possible outcomes of the market condition, as well as the probable outcome with respect to the satisfaction of the performance conditions consistent with the recognition criteria in FASB ASC Topic 718 (excluding the effect of estimated forfeitures).

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Compensation Tables (continued)

Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding share-based awards held by the NEOs as of December 31, 2025.

	Share Awards
Name	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value Of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
Carl Hess	—	—	28,406 (2)	9,334,158
	2,998 (3)	985,267	—	—
	—	—	23,797 (4)	7,819,560
	5,024 (5)	1,650,724	—	—
	—	—	20,030 (6)	6,581,783
	6,677 (7)	2,193,926	—	—
Andrew Krasner	—	—	5,346 (2)	1,756,726
	594 (3)	195,306	—	—
	—	—	5,599 (4)	1,839,680
	1,244 (5)	408,855	—	—
	—	—	6,598 (6)	2,168,117
	2,199 (7)	722,707	—	—
Julie Gebauer	—	—	4,344 (2)	1,427,361
	464 (3)	152,558	—	—
	—	—	4,776 (4)	1,569,345
	1,021 (5)	335,637	—	—
	—	—	5,086 (6)	1,671,313
	1,695 (7)	557,104	—	—
Lucy Clarke	2,699 (8)	886,852	—	—
	6,749 (9)	2,217,625	—	—
	—	—	4,304 (6)	1,414,239
	1,435 (7)	471,414	—	—
Matthew Furman	—	—	2,957 (2)	971,762
	312 (3)	102,599	—	—
	—	—	3,035 (4)	997,150
	641 (5)	210,497	—	—
	—	—	2,555 (6)	839,468
	852 (7)	279,824	—	—

(1)
The market value of shares or units that have not vested has been calculated using the closing price of the Company’s shares on December 31, 2025, as quoted on the NASDAQ ($328.60), the last business day of the year.
(2)
The PSUs were granted to the NEOs on April 1, 2023 pursuant to the 2023 LTIP for the period of January 1, 2023 to December 31, 2025. The table reflects the target amount of the awards and dividend equivalents in the form of additional shares that have accrued on the PSUs through December 31, 2025. Following the end of the performance period, the number of PSUs earned was determined based on the level of the Company’s achievement of the performance targets established for the 2023 PSUs set forth in the following tables:

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Compensation Tables (continued)

2025 Adjusted Operating Margin (50% of Result)		2023 – 2025 Average Annual Adjusted Net Revenue Growth (30% of Result)		2023 – 2025 Average Annual Adjusted EPS Growth* (20% of Result)
Target (%)	Payout as % of Target	Target (%)	Payout as % of Target	Target (%)	Payout as % of Target
≥ 25.3%	200.0%	≥ 5.9%	200.0%	≥ 10.3%	200.0%
24.3%	100.0%	4.9%	100.0%	7.8%	100.0%
22.8%	50.0%	2.9%	50.0%	3.3%	50.0%
< 22.8%	0.0%	< 2.9%	0.0%	< 3.3%	0.0%

Actual Performance:
25.2%	190.1%	5.9%	200.0%	12.0%	200.0%

PSU Overall Performance Result: 195.1%

* The Adjusted EPS Growth performance goals were based on the methodology in the 10-K reporting when the goals were approved, which included pension income/expense. In the third year of the performance period, WTW changed its externally reported adjusted EPS definition to exclude pension income/expense, creating a misalignment between how targets were set and how final year performance was reported. The HCC Committee determined the performance result for this metric to be calculated including pension income/expense in the targets and performance in all years, to preserve alignment between the performance results and the methodology under which the targets were originally set. This change did not impact the final payout, which was 200.0% under both methodologies.

The overall PSU performance result was applied to the target number of shares under the PSU award including dividend equivalents accrued through the vesting date. As a result, the earned shares shown below are expected to vest in April 2026 for each NEO. Note that the earned shares shown below include dividend equivalents in the form of additional shares accrued on the PSUs through December 31, 2025 (3.5% of the target # of PSUs granted), but the actual earned shares to vest in April 2026 will include additional dividend equivalents accrued through the vesting date.

NEO	Target # of PSUs Granted (including dividend equivalents accrued through December 31, 2025)	Earned # of PSUs at 195.1% Payout
Mr. Hess	28,406	55,419
Mr. Krasner	5,346	10,430
Ms. Gebauer	4,344	8,474
Mr. Furman	2,957	5,769

(3)
The RSUs were granted to the NEOs on April 1, 2023 pursuant to the 2023 LTIP for the period of January 1, 2023 to December 31, 2025. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2025. The RSUs will vest in equal installments with an installment vesting on each of the first three anniversaries of the grant date, subject to continued employment with the Company, unless retirement vesting eligible.
(4)
The PSUs were granted to the NEOs on April 1, 2024 pursuant to the 2024 LTIP for the period of January 1, 2024 to December 31, 2026. The table reflects the target amount of the awards and dividend equivalents in the form of additional shares that have accrued on the PSUs through December 31, 2025. Earned PSUs will be determined based on a sliding scale for each PSU financial metric with a 100% (target) payout if the applicable target performance goal (2024-2026 Average Annual Adjusted Net Revenue Growth and 2024-2026 Average Annual

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Compensation Tables (continued)

Adjusted Operating Margin Improvement) is achieved. The attainment level of the PSU financial performance metrics above will be modified (+/-20%) by the TSR modifier based on the achievement of the applicable performance target relating to the Company’s annualized TSR over the performance period relative to the TSR of the S&P 500 constituents as of the last day of the performance period.
(5)
The RSUs were granted to the NEOs on April 1, 2024 pursuant to the 2024 LTIP for the period of January 1, 2024 to December 31, 2026. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2024. The RSUs will vest in equal installments with an installment vesting on each of the first three anniversaries of the grant date, subject to continued employment with the Company, unless retirement vesting eligible.
(6)
The PSUs were granted to the NEOs on April 20, 2025 pursuant to the 2025 LTIP for the period of January 1, 2025 to December 31, 2027. The table reflects the target amount of the awards and dividend equivalents in the form of additional shares that have accrued on the PSUs through December 31, 2025. Earned PSUs will be determined based on a sliding scale for each PSU financial metric with a 100% (target) payout if the applicable target performance goal (2025-2027 Average Annual Adjusted Net Revenue Growth and 2025-2027 Average Annual Adjusted Operating Margin Improvement) is achieved. The attainment level of the PSU financial performance metrics above will be modified (+/- 20%) by the TSR modifier based on the achievement of the applicable performance target relating to the Company’s annualized TSR over the performance period relative to the TSR of the S&P 500 constituents as of the last day of the performance period, as set forth in the relative TSR modifier table. For additional information on the 2025 LTIP, see section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.”
(7)
The RSUs were granted to the NEOs on April 20, 2025 pursuant to the 2025 LTIP for the period of January 1, 2025 to December 31, 2027. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2025. The RSUs will vest in equal installments with an installment vesting on each of the first three anniversaries of the grant date, subject to continued employment with the Company, unless retirement vesting eligible. For additional information on the 2025 LTIP, see section entitled “Executive Compensation: Compensation Discussion and Analysis — Compensation Decisions and Outcomes — Long-Term Incentive Compensation.”
(8)
The time-based RSUs were granted to Ms. Clarke on October 1, 2024 and will vest ratably over five years, subject to continued employment with the Company. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2025.
(9)
The time-based RSUs were granted to Ms. Clarke on October 1, 2024 and will vest ratably over three years, subject to continued employment with the Company. The table reflects the dividend equivalents in the form of additional shares that have accrued on the RSUs through December 31, 2025.

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Compensation Tables (continued)

Option Exercises and Shares Vested

The following table sets forth the share option exercises by the NEOs and the vesting of RSUs and PSUs during 2025.

Name	Option Awards		Share-Based Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#) (1)	Value Realized on Vesting ($) (2)
Mr. Hess	—	—	43,954	14,841,940
Mr. Krasner	—	—	9,655	3,262,907
Ms. Gebauer	—	—	7,431	2,510,489
Ms. Clarke	—	—	4,034	1,393,545
Mr. Furman	—	—	5,382	1,817,805

(1)
Number of shares acquired on vesting reflects: (i) RSUs granted under the 2022, 2023 and 2024 LTIP that vested in April 2025 for all NEOs other than Ms. Clarke, (ii) PSUs earned under the 2022 LTIP that vested in April 2025 for all NEOs other than Ms. Clarke, (iii) RSUs under the special equity award granted to Ms. Gebauer in April 2023 that vested in April 2025 and (iv) RSUs under the sign-on and buyout equity awards granted to Ms. Clarke in October 2024 that vested in October 2025.
(2)
The value realized in respect of vested RSUs and PSUs is calculated using the closing share price, as quoted on the NASDAQ, on the day prior to the respective vesting date. For any vesting date that occurred on a non-trading day, the value realized is calculated using the closing share price, as quoted on the NASDAQ, on the last trading day prior to such vesting date.

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Compensation Tables (continued)

Pension Benefits at 2025 Fiscal Year-End

Mr. Hess, Mr. Krasner, Ms. Gebauer and Mr. Furman had accrued a pension benefit in one or more of the defined benefit pension plans maintained by the Company as of December 31, 2025. Ms. Clarke did not participate in a defined benefit plan maintained by the Company. With respect to the NEOs eligible for pension benefits, the table below provides information as of December 31, 2025 regarding the number of years of credited service and the present value of accumulated benefits payable at the earliest unreduced retirement age with respect to the Willis Towers Watson Pension Plan and the Towers Watson SERP.

		Pension Benefits
Name	Plan	Number of Years Credited Service (#)	Present Value of Accumulated Benefit ($) (1)	Payments During the Twelve Months Ended December 31, 2025 ($)
Carl Hess	Willis Towers Watson Pension Plan	36.50	1,959,278	—
	Towers Watson SERP	28.00	3,089,411	—
	Total		5,048,689	—
Andrew Krasner	Willis Towers Watson Pension Plan	7.92	82,237	—
	Total		82,237	—
Julie Gebauer	Willis Towers Watson Pension Plan	39.17	1,904,841	—
	Towers Watson SERP	30.67	5,103,780	—
	Total		7,008,621	—
Matthew Furman	Willis Towers Watson Pension Plan	8.50	209,065	—
	Total		209,065	—

(1)
The assumptions and methodology used in calculating the estimated present values shown in this column are the same as those used and disclosed in Note 13, “Retirement Benefits,” to our audited financial statements for the fiscal year ended December 31, 2025 included in our Annual Report on Form 10-K, except the NEOs are assumed to retire at their earliest unreduced retirement age and no pre-retirement terminations or deaths are assumed to occur. Also, no additional compensation or benefit service is assumed beyond the December 31, 2025 calculation date. The specific relevant assumptions include a discount rate of 5.41% for the Willis Towers Watson Pension Plan and 4.78% for Towers Watson SERP. The mortality assumption for the Willis Towers Watson Pension Plan is the PRI-2012 white collar, non-disabled table with a 0.91 multiplier applied with mortality improvements based on MP-2021 with 0% improvements through 2023 and interim and long-term improvement rates capped at 0.5%.

The Towers Watson SERP was frozen as of July 1, 2017. Accruals for compensation over the IRS statutory compensation limit after July 1, 2017 are now earned in the WTW Stable Value Excess Plan and are credited as notional shares of WTW stock each quarter.

Effective December 31, 2011, benefit accruals were frozen under the qualified and non-qualified defined benefit plans that had been maintained by legacy Towers Perrin and legacy Watson Wyatt for U.S. colleagues, and benefits began to accrue under the stable value pension design for service rendered on or after January 1, 2012. Effective July 1, 2017 the stable value formula was changed for existing participants in the Willis Towers Watson Pension Plan and other employees who previously did not participate became eligible to earn accruals under this plan.

Effective January 1, 2024 the stable value formula was changed to a contributory formula for all eligible colleagues.

Willis Towers Watson Pension Plan

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Compensation Tables (continued)

The Willis Towers Watson Pension Plan is a broad-based, tax-qualified defined benefit pension plan that provides a benefit to eligible colleagues of the Company. In general, all U.S. salaried and hourly colleagues are eligible to participate after completing one year of service.

Effective January 1, 2024, the Willis Towers Watson Pension Plan no longer has a non-contributory component. Under the new contributory formula, employees must contribute 2% of covered pay to the plan in order to participate. Covered pay includes salary only; the additional 5% of eligible pay above the Social Security Wage Base was eliminated.

Beginning January 1, 2024, participants covered by the new contributory formula will earn a lump sum benefit payable at the participant’s normal retirement age (65) equal to:

(i)
11.5% of each year’s covered pay for the first 10 years of credited service,
(ii)
13.0% of each year’s covered pay for the next 10 years of credited service and
(iii)
15.0% of each year’s covered pay for 20 or more years of credited service.

For this purpose, covered pay consists of base salary. The lump sum is reduced for commencement prior to age 65 at a compounding rate of 5% per year.

Prior to January 1, 2024, under the stable value formula, each eligible participant earned a lump sum benefit at the participant’s normal retirement age (65) equal to 11.5% of each covered year’s pay up to the Social Security wage base for the first 10 years of covered services, 13.0% of each covered year’s pay up to the Social Security wage base for the next 10 years of covered services, and 15.0% of each covered year’s pay up to the Social Security wage base for 20 or more years of credited service, plus 16.5% of each year’s covered pay over the Social Security wage base for the first 10 years of credited service, 18.0% of each year’s covered pay over the Social Security wage base for the next 10 years of credited service, and 20.0% of each year’s covered pay over the Social Security wage base for 20 or more years of credited service.

Participants who were not eligible for benefit accruals as of December 31, 2016 earn benefits under the contributory stable value formula. Under the contributory formula, employees must contribute 2% of covered pay to the plan in order to participate. Beginning July 1, 2017 participants covered by the contributory formula will earn a lump sum benefit payable at the participant’s normal retirement age (65) equal to: (i) 9.5% of each year’s covered pay up to the Social Security wage base for the first 10 years of credited service after January 1, 2017, 11.0% of each year’s covered pay up to the Social Security wage base for the next 10 years of credited service after January 1, 2017, and 12.5% of each year’s covered pay up to the Social Security wage base for 20 or more years of credited service after January 1, 2017; plus (ii) 14.5% of each year’s covered pay over the Social Security wage base for the first 10 years of credited service, 16.0% of each year’s covered pay over the Social Security wage base for the next 10 years of credited service, and 17.5% of each year’s covered pay over the Social Security wage base for 20 or more years of credited service after January 1, 2017.

Benefits earned prior to December 31, 2011 are specified in the legacy formulas as outlined below.

Legacy Watson Wyatt Formulas

Benefit accruals earned under these formulas ceased on December 31, 2011. Defined benefit plan accruals after December 31, 2011 are earned under the stable value provisions described above.

Benefits earned under the legacy Watson Wyatt Pension formulas by participants who were employed by legacy Watson Wyatt prior to the Towers Perrin/Watson Wyatt Merger or who were hired into a legacy Watson Wyatt office prior to January 1, 2011 were based upon combined years of service with legacy Watson Wyatt and legacy Towers Watson.

The monthly benefit at normal retirement (age 65) is equal to 1.7% times the participant’s average monthly compensation for the 60 consecutive months with the highest compensation plus 0.4% times the average monthly compensation for the 60 consecutive months with the highest compensation that exceeds the Social Security Covered Compensation (as defined in the plan), all times the number of completed years and months of continuous service up to 25 years. Mr. Hess is eligible for early retirement benefits.

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Compensation Tables (continued)

Colleagues who were employed by legacy Watson Wyatt on June 30, 2003 were grandfathered into prior pension plan provisions until June 30, 2008. During the 5-year grandfathering period, eligible colleagues continued to accrue certain benefits under the legacy Watson Wyatt provisions in effect before July 1, 2003. Under these provisions, the same formula described above is used except that an associate’s average pay is determined to be the highest average 36 consecutive months of total pay. In addition, the benefit can never be less than the June 30, 2003 accrued benefit indexed by 3% each year.

Benefits accrued under the grandfathered formulas were frozen on the earlier of June 30, 2008 or termination of employment, except for the formula that indexes the June 30, 2003 accrued benefit which was frozen at December 31, 2011. At retirement or termination, an associate’s accrued benefit will not be less than the frozen grandfathered benefit. Grandfathered colleagues who attain age 50 with 10 years of service will be eligible for early retirement. Mr. Hess qualifies for the grandfathered provisions and is eligible for retirement under those provisions.

Legacy Towers Perrin Formulas

Benefit accruals earned under these formulas ceased on December 31, 2011. Defined benefit plan accruals after December 31, 2011 are earned under the stable value provisions described above.

Most U.S. colleagues who were employed by legacy Towers Perrin prior to the Towers Perrin/Watson Wyatt Merger prior to January 1, 2011 were eligible for benefits under these provisions. Participants earned benefits under two formulas. Under the first formula, benefits were based upon final average plan compensation as of the earlier of the date of the participant’s termination of employment or December 31, 2007, for which plan compensation included base pay and both the bonus paid under the individual bonus program and the bonus paid under the Principal bonus program for the year in which they were earned. Under the second formula, benefits were determined using a cash balance methodology, for which plan compensation included base pay, the bonus paid under the individual bonus program and other incentive bonuses when paid, but did not include the bonus paid under the Principal bonus program. The normal retirement age under these provisions is the later of (i) age 65 and (ii) the earlier of (a) three years of service under the plan or (b) the fifth anniversary of employment.

Active colleagues as of January 1, 2003 accrued benefits under both the final average earnings formula and the cash balance formula until December 31, 2007. Upon termination of employment, the values of the benefits under both of these formulas are compared, with the participant receiving the greater of the two.

Ms. Gebauer earned benefits under both the final average earnings formula and the cash balance formula described below and is eligible to retire with unreduced benefits as described below.

Final Average Earnings Formula

Benefits earned under the final average earnings formula are equal to 2 percent of the final five-year average of plan compensation (subject to the IRS statutory maximum) as of the earlier of termination of employment or December 31, 2007, multiplied by credited service as of December 31, 2007, subject to a maximum of 20 years. Under this formula, participants may retire as early as age 50 with 5 years of service and receive a reduced benefit. A participant may retire early with an unreduced benefit after the later of age 60 or 3 years of service. This is the participant’s unreduced early retirement date. Reduction factors are based upon either 5 percent per year or actuarial equivalent reductions based on the specified assumptions in IRC Section 417(e)(3) from age 60, whichever produces the greater benefit.

Participants earning benefits under the final average earnings formula are also entitled to a Social Security supplemental benefit. This benefit is equal to $9,600 per year multiplied by the ratio of the participant’s credited service at the earlier of date of termination or December 31, 2007 to the participant’s projected service at unreduced early retirement date. This amount is payable from the later of the participant’s unreduced early retirement date or actual retirement date to the date the participant attains age 62.

Cash Balance Formula

Benefits earned under the cash balance formula are expressed in the form of a notional account balance. Each month a

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Compensation Tables (continued)

participant’s cash balance account was increased by (i) pay credits based on the participant’s plan compensation for that month and (ii) interest credits based on the participant’s hypothetical account balance at the end of the prior month. As of December 31, 2011, pay credits were frozen, but interest credits continue. Pay credits were 5 percent of plan compensation up to the Social Security taxable wage base and 10 percent of pay over the Social Security taxable wage base, subject to the IRS statutory maximum on plan compensation. Interest credits are based on 10-year Treasury bond yields.

An opening cash balance account was established for all active plan participants as of January 1, 2003. This opening account balance was equal to the present value of the final average earnings accrued benefit and Social Security supplemental benefit payable at the participant’s unreduced early retirement date.

Participants with benefits under both the final average earnings formula and the cash balance formula may elect to receive their entire benefit as an annuity with the Social Security supplement or receive their cash balance formula benefit as a lump sum with the remaining benefit value distributed as an annuity.

Towers Watson SERP

The Towers Watson SERP was designed to restore benefits to plan participants whose qualified plan compensation or benefit levels are impacted by IRC maximums. For service rendered after December 31, 2011 and prior to July 1, 2017, benefits were earned under the stable value formula set forth in the Willis Towers Watson Pension Plan, where the participant would accrue a lump sum payable at normal retirement age (65) equal to 20% of plan compensation for the Towers Watson SERP. A participant will receive a lump sum distribution six months after termination of employment equal to his or her stable value account with reductions for payments made prior to age 62 of a compounding 5% per year. Other than the timing and form of payment, all other stable value provisions are the same as those described in the Willis Towers Watson Pension Plan in effect prior to July 1, 2017.

Mr. Hess and Ms. Gebauer continue to be entitled to benefits earned under the Towers Watson SERP attributable to service after January 1, 2012 through June 30, 2017.

Benefits earned prior to December 31, 2011 are specified in the legacy formulas as outlined below.

Legacy Watson Wyatt Formulas

The legacy Watson Wyatt Excess Benefit and legacy Watson Wyatt Excess Compensation formulas were designed to restore to eligible colleagues the reductions to their pension benefit imposed by IRC limitations. The form of benefit payment provided under the excess plans for retirement eligible individuals is a lump sum generally payable six months following the termination of employment for the executive. The portion of the vested benefit earned before January 1, 2005 is payable immediately at the end of the month following the retirement date. For colleagues that are not retirement eligible, the benefit accrued prior to June 30, 2003 is paid as a lump sum with the accrued benefit earned after June 30, 2003 paid as a life annuity at age 65.

Mr. Hess continues to be entitled to benefits earned under the legacy Watson Wyatt formula of the Towers Watson SERP.

Legacy Towers Perrin Formulas

The benefits provided under the Towers Perrin Restoration formula will be approximately equal to the difference between the benefits provided under the legacy Towers Perrin qualified formula and benefits that would have been provided under such formula if not for the limitations applicable to qualified plans under the IRC, except that participants with service prior to December 31, 1993 are entitled to a subsidized joint and survivor spousal annuity, provided that they terminate employment after attaining age 50. The subsidized percentage on the total benefit equals 60 percent multiplied by the ratio of credited service as of December 31, 1993 divided by credited service at the earlier of the date of termination or December 31, 2007, both subject to a maximum of 20 years.

Benefits earned under this formula are distributed in four approximately equal annual installments, beginning six months

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Compensation Tables (continued)

after separation from service.

Ms. Gebauer continues to be entitled to benefits earned under the legacy Towers Perrin formula of the Towers Watson SERP.

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Compensation Tables (continued)

Non-Qualified Deferred Compensation for the Fiscal Year Ended December 31, 2025

The following table provides information as of December 31, 2025 concerning the legacy Watson Wyatt non-qualified deferred compensation plan assumed by legacy Towers Watson in connection with the Towers Perrin/Watson Wyatt Merger, in which Mr. Hess is a participant. In connection with approval of the stable value pension plan amendments discussed above, legacy Watson Wyatt also froze contributions under the Watson Wyatt Deferred Savings Plan (“WW Deferred Savings Plan”) in 2012.

The table also provides information as of December 31, 2025 concerning the WTW Deferred Savings Plan, as well as for the WTW Stable Value Excess Plan.

•
WW Deferred Savings Plan – The WW Deferred Savings Plan was established to supplement the benefits of those participants in the Watson Wyatt & Company Savings Plan for U.S. employees whose company matching contributions to the savings plan are limited by the compensation and elective deferral limitations imposed by the IRC. Participants generally vest in their account after three years of service. Mr. Hess is fully vested in his account balance in the WW Deferred Savings Plan. Participants are eligible for payment of their vested account balance upon termination of employment or retirement.

•
WTW Deferred Savings Plan – The WTW Deferred Savings Plan is an unfunded deferred compensation plan for select management and other highly compensated colleagues, including the Company’s executive officers. The purpose of the WTW Deferred Savings Plan is to provide this group with a means to defer receipt of a portion of their compensation that exceeds the IRC limit.

•
WTW Stable Value Excess Plan – The Towers Watson SERP was frozen effective July 1, 2017 and participants ceased to accrue further benefits in the Towers Watson SERP. In place of the Towers Watson SERP, the Company adopted the WTW Stable Value Excess Plan, an unfunded deferred compensation plan for select management and other highly compensated colleagues, including the Company’s executive officers, with the purpose of providing participants with supplemental and deferred compensation benefits on eligible earnings that exceed the IRC limit through the accrual of a contributory or non-contributory stable value benefit. The WTW Stable Value Excess Plan became closed to new hires after December 31, 2023. Effective January 1, 2024, the stable value formula was changed to a contributory formula for all eligible colleagues.

o
Under the new contributory formula, employees must contribute 2% of covered pay to the plan in order to participate. Beginning January 1, 2024, participants covered by the new contributory formula will earn a lump sum benefit payable at the participant’s normal retirement age (65) equal to: 11.5% of each year’s covered pay (base pay only) for the first 10 years of credited service, 13.0% of each year’s covered pay (base pay only) for the next 10 years of credited service and 15.0% of each year’s covered pay (base pay only) for 20 or more years of credited service. Covered pay under the new contributory formula includes base pay only.

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Compensation Tables (continued)

All colleague deferrals and all Company matches and/or accruals in the WTW Stable Value Excess Plan and the WTW Deferred Savings Plan are credited in the form of Company share units under the Company’s 2012 Plan, will accrue dividend equivalents and will be paid in Company shares. To comply with IRC Section 409A, distributions will be made on the first business day of the month following the date that is six months after the participant’s separation from service.

Name (1)	Non-Qualified Deferred Compensation Plan	Executive Contributions for the Fiscal Year Ended December 31, 2025 ($)	Registrant Contributions for the Fiscal Year Ended December 31, 2025 ($)	Aggregate Earnings for the Fiscal Year Ended December 31, 2025 ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at December 31, 2025 ($) (5)
Carl Hess	WW Deferred Savings Plan	—	—	11,637 (3)	—	161,543
	WTW Deferred Savings Plan (2)	181,224	105,714	156,692 (4)	—	3,132,852
	WTW Stable Value Excess Plan	13,000	77,562	152,978 (4)	—	2,716,022
Andrew Krasner	WTW Deferred Savings Plan (2)	98,712	57,582	20,094 (4)	—	661,675
	WTW Stable Value Excess Plan	9,000	14,390	12,627 (4)	—	236,666
Julie Gebauer	WTW Deferred Savings Plan (2)	84,841	49,491	363,705 (4)	—	7,772,271
	WTW Stable Value Excess Plan	8,186	46,715	101,074 (4)	—	1,799,206
Matthew Furman	WTW Deferred Savings Plan (2)	70,905	41,361	7,577 (4)	—	1,051,370
	WTW Stable Value Excess Plan	5,390	13,692	47,360 (4)	—	838,595

(1)
Ms. Clarke did not participate in the Company’s non-qualified deferred compensation plans during 2025.
(2)
The value of the WTW Deferred Savings Plan notional account set forth in the “Aggregate Balance at December 31, 2025” column is based on the value of the Company’s underlying shares on such date.
(3)
Represents interest earned during the fiscal year ended December 31, 2025 on the account balance in the WW Deferred Savings Plan. Interest under the WW Deferred Savings Plan is calculated using the prime rate of interest as reported by Willis Towers Watson’s primary bank, determined as of the first day of the calendar year.
(4)
Represents the increase/(decrease) in value during fiscal year 2025 of Company share units credited to a colleague’s account from colleague deferrals and discretionary Company matching contributions, calculated using the prime rate of interest as reported by Willis Towers Watson’s primary bank, determined as of the first day of the calendar year, as well as quarterly dividends and Company share price appreciation/(depreciation).
(5)
Other than registrant contributions of $882,045 for Mr. Hess, $263,936 for Mr. Krasner, $389,302 for Ms. Gebauer and $210,857 for Mr. Furman, no portion of the amounts shown has been reported in the Company’s Summary Compensation Table for the fiscal year ended December 31, 2025 or in prior fiscal years.

The balances reported for the WTW Deferred Savings Plan and the WTW Stable Value Excess Plan reflect the value of Company share units credited to a colleague’s account from colleague deferrals and discretionary Company matching contributions as calculated based on the closing price of the Company’s shares on December 31, 2025 of $328.60 per share.

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Compensation Tables (continued)

Named Executive Officers’ Employment Agreements

The material terms of the existing employment agreements, for the NEOs who have them, are described below.

In addition, the award agreements for the long-term equity awards granted to each of the NEOs provide that, unless otherwise set forth in the individual’s employment agreement or required by law, the executive is subject to certain non- competition, non-solicitation and non-disparagement restrictions for a period of up to 24 months following termination, depending upon such NEO’s jurisdiction, and confidentiality restrictions for an unlimited period following such NEO’s termination.

Further information regarding the values of the change in control and severance provisions in our NEOs’ employment agreements are contained in the section entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

Carl Hess — CEO

Mr. Hess is not party to an employment agreement.

Andrew Krasner — CFO

Pursuant to an offer letter dated as of August 26, 2021, Mr. Krasner has served as CFO since September 7, 2021. The terms of Mr. Krasner’s offer letter provide for, subject to increases at the Board’s discretion: (i) an annual base salary of $800,000; (ii) a target STI award of 125% of base salary; and (iii) a target LTIP award of 200% of base salary. Mr. Krasner is eligible to participate in employee benefit programs that are generally made available to similarly situated executive employees of the Company.

Mr. Krasner is eligible to participate in the U.S. Executive Severance Plan and his offer letter provides for additional severance benefits in the event of his resignation for “good reason” prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control” (as such terms are defined in the U.S. Executive Severance Plan), as discussed in the section entitled “Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

Julie Gebauer — President, HWC

Ms. Gebauer is not party to an employment agreement.

Lucy Clarke — President, R&B

Pursuant to an offer letter dated May 15, 2024, Ms. Clarke has served as the Company’s President of R&B since July 22, 2024. The terms of Ms. Clarke’s offer letter provide for, subject to increases at the Board’s discretion: (i) an annual base salary of £625,000, subject to annual review; (ii) a target STI award of 125% of base salary; (iii) bonus buyout payment of up to £1.15 million to address her bonus forfeiture in respect of her 2023 performance; (iv) a target LTIP award of 225% of base salary; (v) a sign-on award of time-based RSUs with a grant date fair value of $3,000,000, which vest ratably over three years, to address bonus forfeitures from Ms. Clarke’s prior employer; (vi) a sign-on grant of time-based RSUs with a grant date fair value of $1,000,000, which vest ratably over five years; and (vii) if her unvested LTI from her prior employer is forfeited, a grant of $1,550,000 of fully-vested RSUs. Ms. Clarke is eligible to participate in employee benefit programs that are generally made available to similarly situated executive employees of the Company.

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Compensation Tables (continued)

Ms. Clarke is eligible to participate in Non-U.S. Executive Severance Plan and would be entitled to severance benefits described in the section entitled “— Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.” Ms. Clarke’s employment may be terminated (i) by either her or the Company on 12 months written notice or (ii) at any time without notice if termination is due to disciplinary reasons. Additionally, Ms. Clarke’s offer letter provides for certain non-competition and non-solicitation restrictions for up to 12 months following the end of her employment at the Company (whether voluntary or involuntary).

Matthew Furman — General Counsel

Pursuant to an employment agreement dated as of February 25, 2015, Mr. Furman has served as the Company’s Executive Vice President and General Counsel in the role of chief legal officer since April 1, 2015, and will continue until such the agreement is terminated by either party without “good cause” or with “good reason” upon 60 calendar days’ prior written notice, immediately by the Company for “good cause” or immediately upon his death or disability. The agreement provides for a base salary of $45,833.33 per month ($550,000 annually), subject to increases at the Board’s discretion. Effective April 1, 2024, Mr. Furman’s base salary was increased to $619,500 per year. Pursuant to his employment agreement, Mr. Furman participates in the STI program with a target at least equal to 125% of base salary and in the LTIP with a target at least equal to $750,000. Mr. Furman is also eligible to participate in employee benefit programs that are generally made available to similarly situated executive employees of the Company.

Mr. Furman’s employment agreement provides for severance benefits upon a termination of his employment by the Company without “good cause” (other than by reason of death or “disability”) or by Mr. Furman for “good reason” (as such terms are defined in the employment agreement), which are discussed in the section entitled “Potential Payments to Named Executive Officers Upon Termination and/or Change in Control.”

During the term of his employment and for a period of 12 months following the termination of his employment, Mr. Furman will be subject to certain non-competition and non-solicitation restrictions as provided under his employment agreement.

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Compensation Tables (continued)

Potential Payments to Named Executive Officers Upon Termination and/or Change in Control

The table appearing immediately below sets forth the estimated payments and benefits that the Company’s NEOs would have received assuming termination and/or a change in control had occurred on December 31, 2025. For a brief description of the applicable employment agreements, offer letters, non-competition and non-solicitation covenants, see the section above entitled “— Named Executive Officers’ Employment Agreements.”

General Severance Payments

The HCC Committee believes that severance benefits are a necessary component of a competitive compensation program; in certain cases, such benefits are consideration for an executive’s agreement not to compete. The Company does not provide any form of tax gross-ups, significant perquisites or automatic payments in connection with a change in control of the Company. No NEO receives cash severance upon a single-trigger change in control.

Executive Severance Plans

All NEOs other than Mr. Furman (who has severance terms included in his employment agreement) participate in the Executive Severance Plans which provide for the payment of severance benefits (i) if a participant’s employment is involuntarily terminated without “cause” (and other than due to the participant’s death or “permanent disability”) (an “Involuntary Termination” under the plans) and (ii) for an Involuntary Termination or if a participant resigns for “good reason” (a “Qualifying Termination” under the plan) in connection with a “change in control” as summarized below.

Involuntary Termination

If a participant experiences an Involuntary Termination, that occurs prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control,” the participant is entitled to receive the following upon execution and delivery of a general release of liability against the Company:

•
Cash Severance – Multiple of base salary and STI target (2x for the CEO; 1x for other NEOs)
•
Benefits – Cost of COBRA premiums for the continuation of group healthcare coverage for a period following termination (up to 24 months for the CEO; up to 18 months for other NEOs excluding Ms. Clarke)

Qualifying Termination

If a participant experiences a Qualifying Termination during the period commencing 6 months prior to a “change in control” and ending 24 months following a “change in control,” the participant is entitled to receive the following upon execution and delivery of a general release of liability against the Company:

•
Cash Severance – Multiple of base salary and STI target (3x for the CEO; 2x for other NEOs)
•
Pro Rata STI Award for Year of Termination – Based on period employed during the year
•
Benefits – Cost of COBRA premiums for the continuation of group healthcare coverage for a period following termination (up to 24 months for the CEO; up to 18 months for other NEOs excluding Ms. Clarke)

Equity award vesting acceleration treatment is addressed separately on an annual basis and set forth in executive’s equity award agreements.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 77

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Compensation Tables (continued)

Under the Executive Severance Plans, if any payments and benefits constitute “parachute payments” within the meaning of Section 280G of the IRC and would otherwise be subject to the excise tax imposed by Section 4999 of the IRC, then the payments and benefits will be either delivered in full or delivered as to such lesser extent which would result in no portion of such benefits being subject to such excise tax, whichever of the foregoing amounts, taking into account the applicable federal, state and local income taxes and the excise tax imposed by Section 4999 of the IRC, results in the receipt by the participant on an after-tax basis, of the greatest amount of benefits, notwithstanding that all or some portion of such benefits may be taxable under Section 4999 of the IRC. Additional information on the Executive Severance Plans, as well as the plan documents, can be found in our Current Reports on Form 8-K filed with the SEC on March 11, 2020 and February 28, 2022.

In addition to the severance benefits described above, in the event of Mr. Krasner’s resignation for “good reason” prior to the 6-month period preceding a change in control or after the 24-month period following a “change in control” (as such terms are defined in the U.S. Executive Severance Plan), Mr. Krasner would be entitled to: (i) monthly cash installments during a 12-month period equal to the sum of 12 months of base salary and one times target STI and (ii) the cost of the entire amount of COBRA premiums for the continuation of group healthcare coverage for up to 18 months following the termination date.

Mr. Furman

Mr. Furman’s employment agreement provides that upon a termination of Mr. Furman’s employment by the Company without “good cause” (other than by reason of death or “disability”) or by Mr. Furman for “good reason” (as such terms are defined in his employment agreement), he is entitled to (i) continued payment of his annual base salary during the 12- month period following the termination date, (ii) payment of his target STI of 125% of his annual base salary in equal installments during the 12-month period following the termination date, (iii) payment of a prorated STI award for the fiscal year of his termination based on actual performance, (iv) continued medical coverage for Mr. Furman, his spouse and covered dependents as of the date of termination until the earlier of the end of the 12-month period following the termination date or the date he obtains new employment with medical coverage and (v) for purposes of determining achievement of service-based vesting requirements applicable to any outstanding unvested equity awards, he will be treated as having an additional 12 months of service as of the date of termination. However, if such termination occurs within 24 months following a “change in control” (as defined under the 2012 Plan), Mr. Furman is entitled to (i) two times his annual base salary (paid in a cash lump sum), (ii) two times his target STI (paid in a cash lump sum), (iii) payment of a prorated STI award for the year of termination based on target (not actual) performance, (iv) continued medical coverage for Mr. Furman, his spouse and covered dependents as of the date of termination until the earlier of the end of the 12- month period following the termination date or the date he obtains new employment with medical coverage and (v) all service-based vesting requirements applicable to any outstanding unvested equity awards will be waived as of the date of termination. Any and all amounts payable upon Mr. Furman’s termination will be provided subject to Mr. Furman delivering and not revoking within 60 days of his termination a general release of claims in favor of the Company.

The definitions of “good cause” and “good reason” are set forth in Mr. Furman’s employment agreement.

78 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

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Compensation Tables (continued)

Potential Payments as of December 31, 2025

The below table reflects the severance benefits that Mr. Hess, Mr. Krasner, Ms. Gebauer and Ms. Clarke would have been eligible to receive under the Executive Severance Plans and Mr. Furman would have been entitled to receive under his employment agreement, in each case, in each termination scenario, as of December 31, 2025.

		Termination Scenarios
		A	B	C	D	E
Name	Form of Compensation	Termination Outside of Change in Control Period* ($)	Termination During Change in Control Period** ($)	Retirement ($)	Death or Disability ($)	Cause/ Without Good Reason ($)
Carl Hess	Cash Severance Payment (1)	6,000,000	11,384,000	—	—	—
	Perquisites/Benefits (2)	45,815	45,815	—	—	—
	Accelerated Vesting of Equity Awards (3)	28,666,406	28,565,855	28,666,406	37,442,326	—
	Total	34,712,221	39,995,670	28,666,406	37,442,326	—
Andrew Krasner	Cash Severance Payment (1)	2,000,000	5,573,440	—	—	—
	Perquisites/Benefits (2)	54,978	54,978	—	—	—
	Accelerated Vesting of Equity Awards (3)	4,220,867	7,091,187	—	8,761,789	—
	Total	6,275,845	12,719,605	—	8,761,789	—
Julie Gebauer	Cash Severance Payment (1)	1,765,969	4,792,987	—	—	—
	Perquisites/Benefits (2)	30,878	30,878	—	—	—
	Accelerated Vesting of Equity Awards (3)	4,841,921	5,713,040	4,841,921	7,070,158	—
	Total	6,638,768	10,536,905	4,841,921	7,070,158	—
Lucy Clarke***	Cash Severance Payment (1)	1,814,767	4,630,680	—	—	—
	Perquisites/Benefits (2)	—	—	—	—	—
	Accelerated Vesting of Equity Awards (3)	—	4,990,447	—	4,990,447	—
	Total	1,814,767	9,621,127	—	4,990,447	—
Matthew Furman	Cash Severance Payment (1)	2,316,930	3,562,125	—	—	—
	Perquisites/Benefits (2)	31,924	31,924	—	—	—
	Accelerated Vesting of Equity Awards (3)	3,206,150	3,401,667	3,206,150	4,325,690	—
	Total	5,555,004	6,995,716	3,206,150	4,325,690	—

* Termination Outside of Change in Control Period — For Cash Severance Payment and Perquisites/Benefits amounts, this column represents: (i) Involuntary Termination under the Executive Severance Plans for Mr. Hess, Ms. Gebauer and Ms. Clarke, (ii) Qualifying Termination under the Executive Severance Plans for Mr. Krasner (per terms of his offer letter) and (iii) termination without “good cause” or resignation for “good reason” for Mr. Furman (as described in his employment agreement). For Accelerated Vesting of Equity Awards amounts, this column represents termination without “cause” (or “good cause”) or resignation for “good reason” (as such terms are described in the respective equity award and employment agreements).

** Termination During Change in Control Period — For Cash Severance Payment and Perquisites/Benefits amounts, this column represents: (i) Qualifying Termination occurring during the period commencing 6 months prior to a “change in control” and ending 24 months following a “change in control,” under the Executive Severance Plans for the NEOs other than Mr. Furman and (ii) termination without “good cause” or resignation for “good reason” within 24 months following a “change in control” for Mr. Furman (as described in his employment agreement). For Accelerated Vesting of Equity Awards amounts, this column represents termination without “cause” (or “good cause”) or resignation for “good reason” within 24 months following a “change in control” (as such terms are described in the respective equity award and employment agreements).

*** Per terms of Ms. Clarke's offer letter, in the event that she voluntarily leaves the Company or if she is dismissed for gross misconduct after completing one full year but before completing two full years of service with the Company, she will be required to repay 50% of the value of the following awards in full within 14 days of her last day of employment: (i) the bonus buyout payment of £1.15 million paid in cash to her in August 2024 and (ii) the additional equity buyout award of $1.55 million in fully vested RSUs granted to her in October 2024.

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Compensation Tables (continued)

(1) Cash Severance Payment

The components of the Cash Severance Payment that could be payable to the NEOs in certain termination scenarios include: (i) severance payment consisting of a multiple of the executive’s annual base salary and target STI award and (ii) pro rata STI award for the year of termination, based on target or actual performance, and payable at the same time that STI awards are payable generally.

A breakdown of the Cash Severance Payment amounts shown above for each NEO is shown in the following table with additional details described below.

		Termination Scenarios
		A	B	C	D	E
Name	Breakdown of Cash Severance Payment	Termination Outside of Change in Control Period ($)	Termination During Change in Control Period ($)	Retirement ($)	Death or Disability ($)	Cause / Without Good Reason ($)
Carl Hess	Severance Multiplier	2	3	—	—	—
	Severance Payment	6,000,000	9,000,000	—	—	—
	Pro Rata STI for Year of Termination	—	2,384,000	—	—	—
	Cash Severance Payment	6,000,000	11,384,000	—	—	—
Andrew Krasner	Severance Multiplier	1	2	—	—	—
	Severance Payment	2,000,000	4,000,000	—	—	—
	Pro Rata STI for Year of Termination	—	1,573,440	—	—	—
	Cash Severance Payment	2,000,000	5,573,440	—	—	—
Julie Gebauer	Severance Multiplier	1	2	—	—	—
	Severance Payment	1,765,969	3,531,938	—	—	—
	Pro Rata STI for Year of Termination	—	1,261,049	—	—	—
	Cash Severance Payment	1,765,969	4,792,987	—	—	—
Lucy Clarke*	Severance Multiplier	1	2	—	—	—
	Severance Payment	1,814,767	3,629,534	—	—	—
	Pro Rata STI for Year of Termination	—	1,001,146	—	—	—
	Cash Severance Payment	1,814,767	4,630,680	—	—	—
Matthew Furman	Severance Multiplier	1	2	—	—	—
	Severance Payment	1,393,875	2,787,750	—	—	—
	Pro Rata STI for Year of Termination	923,055	774,375	—	—	—
	Cash Severance Payment	2,316,930	3,562,125	—	—	—

* The figures for Ms. Clarke have been converted from British pounds into U.S. dollars at the five-year average exchange rate (2021 — 2025) (£1:$1.2905).

•
Mr. Hess, Mr. Krasner, Ms. Gebauer and Ms. Clarke:

o
Termination Outside of Change in Control Period (Column A) — The Cash Severance Payment amounts shown above reflect the cash severance that each executive would be eligible to receive under the Executive Severance Plans for an Involuntary Termination (or a Qualifying Termination in the case of Mr. Krasner per the terms of his offer letter) occurring prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control,” which is equal to: (i) two times the sum of annual base salary and target STI award (payable in installments over 24 months) for Mr. Hess and (ii) the sum of annual base salary and target STI award (payable in installments over 12 months) for the other NEOs.

80 WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY

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Compensation Tables (continued)

o
Termination During Change in Control Period (Column B) — The Cash Severance Payment amounts shown above reflect the cash severance that each executive would be eligible to receive under the Executive Severance Plans for a Qualifying Termination occurring during the period commencing 6 months prior to a “change in control” and ending 24 months following a “change in control,” which includes: (i) cash severance equal to three times the sum of annual base salary and target STI award (payable in lump sum) and a pro rata portion of the STI award for the year of termination (based on actual performance) for Mr. Hess and (ii) cash severance equal to two times the sum of annual base salary and target STI award (payable in lump sum) and a pro rata portion of the STI award for the year of termination (based on actual performance) for the other NEOs.

•
Mr. Furman: The Cash Severance Payment shown in Column A above reflects the severance that he would be entitled to receive pursuant to his employment agreement for termination without “good cause” or resignation for “good reason,” including: (i) cash severance of $1,393,875 (equal to the sum of his annual base salary and target STI award) payable in installments over 12 months and (ii) a pro rata portion of his STI award for the year of termination based on actual performance in the amount of $923,055. The Cash Severance Payment shown in Column B above reflects the severance that he would be entitled to receive pursuant to his employment agreement for termination without “good cause” or resignation for “good reason” within 24 months following a “change in control,” including: (i) a lump sum cash severance payment of $2,787,750 (equal to two times the sum of his annual base salary and target STI award) and (ii) a pro rata portion of his STI award for the year of termination based on target performance in the amount of $774,375.

(2) Perquisites/Benefits

The Perquisites/Benefits amounts shown in Columns A and B above for Mr. Hess, Mr. Krasner and Ms. Gebauer reflect the estimated value of continued group healthcare coverage that each executive would be entitled to under the U.S. Executive Severance Plan. Under the plan, for (i) an Involuntary Termination (or a Qualifying Termination in the case of Mr. Krasner per the terms of his offer letter) occurring prior to the 6-month period preceding a “change in control” or after the 24-month period following a “change in control” or (ii) a Qualifying Termination occurring during the period commencing 6 months prior to a “change in control” and ending 24 months following a “change in control,” each executive would be entitled to the cost of the entire amount of the COBRA premiums for the continuation of group healthcare coverage for the participant and the participant’s eligible dependents under the Company’s group medical and dental plans for (a) up to 24 months following the date of termination for Mr. Hess and (b) up to 18 months following the date of termination for Mr. Krasner and Ms. Gebauer. The values above reflect the estimated maximum COBRA subsidy (equal to the estimated cost of Company contributions for active medical and dental coverage for 24 or 18 months following termination, as applicable) of $45,815 for Mr. Hess, $54,978 for Mr. Krasner and $30,878 for Ms. Gebauer. The Perquisites/Benefits amounts shown above for Mr. Furman reflect the estimated value of continued health benefits per terms of his employment agreement. Mr. Furman’s employment agreement provides for up to 12 months of continued health benefits (an estimated maximum benefit of $31,924).

In addition, upon any termination of employment, the NEOs may be entitled to benefits that are provided generally by the Company to salaried employees, including distributions under the Company’s 401(k) plan, health care benefits, disability benefits and accrued vacation pay.

(3) Accelerated Vesting of Equity Awards

The amounts above reflect the intrinsic value of any unvested RSU and PSU awards held by each NEO that would (or could) have received accelerated vesting treatment in each termination scenario as described below pursuant to the applicable equity award or employment agreement, based on the Company’s closing share price of $328.60, as quoted on the NASDAQ on the last business day of the fiscal year (December 31, 2025). For more information on the NEOs’ outstanding equity awards at December 31, 2025 considered for these calculations, refer to the section entitled “— Outstanding Equity Awards at Fiscal Year-End.”

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Compensation Tables (continued)

Termination Outside of Change in Control Period (Column A)

•
LTIP Awards – Per terms of the award agreements for the PSUs and RSUs granted under 2025 LTIP, 2024 LTIP and 2023 LTIP, in the event of termination without “cause” (or “good cause”) or resignation for “good reason” prior to a “change in control” or after the 24-month period following a “change in control,” each occurring after the first anniversary of the grant date: (i) a pro rata number of PSUs will vest on the original vesting date and (ii) any RSUs that are unvested as of the termination date will be forfeited automatically unless the HCC Committee elects to accelerate some or all of the unvested RSUs. The 2025 LTIP awards are assumed to have been forfeited as the one-year minimum vesting requirement would not have been achieved at the termination date. The 2024 LTIP and 2023 LTIP awards reflect the following treatment:

–

For Mr. Hess, Ms. Gebauer and Mr. Furman (who are eligible for retirement treatment of their outstanding equity awards), it has been assumed that retirement treatment would be applied in this termination scenario to the outstanding PSUs and RSUs under the awards, and accordingly, the amounts in Column A reflect the potential value of outstanding PSUs (assuming target performance for 2024 LTIP and based on actual performance for 2023 LTIP) and RSUs that could continue to vest on the original vesting dates, in accordance with retirement treatment.

–

For Mr. Krasner, the values in Column A reflect the potential value of the pro rata portion of outstanding PSUs under each award (assuming target performance for 2024 LTIP and based on actual performance for 2023 LTIP) that could vest on the original vesting date for the respective award in accordance with the respective award agreement terms.

•
Other Equity Awards – Per terms of the award agreements for Ms. Clarke's sign-on RSU award and buyout RSU award granted in 2024, any RSUs that are unvested as of the termination date will be forfeited automatically unless the HCC Committee elects to accelerate some or all of the unvested RSUs. The outstanding RSUs are assumed to have been forfeited in this scenario.

Termination During Change in Control Period (Column B)

•
LTIP Awards – Per terms of the award agreements for the PSUs and RSUs granted under 2025 LTIP, 2024 LTIP and 2023 LTIP, in the event of termination without “cause” (or “good cause”) or resignation for “good reason” within 24 months following a “change in control,” outstanding RSUs and target PSUs would have received automatic full vesting acceleration on the termination date, which is reflected in the amounts in Column B for all NEOs.

•
Other Equity Awards – The amount in Column B for Ms. Clarke also reflects the value of outstanding RSUs under her sign-on RSU award and buyout RSU award, both granted in 2024, that pursuant to the terms of the respective award agreement, would have received automatic full vesting treatment at the termination date in this scenario.

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Compensation Tables (continued)

Retirement (Column C)

•
LTIP Awards – Mr. Hess, Ms. Gebauer and Mr. Furman would be eligible for retirement treatment of their outstanding equity awards per terms of the respective programs. In the event of the executive’s termination of service on December 31, 2025 and prior to the vesting date due to a “qualifying retirement” (as defined in the applicable award agreements), the RSUs and earned PSUs granted under 2024 LTIP and 2023 LTIP will vest on the respective vesting date, subject to the executive’s compliance with the restrictive covenants and other obligations contemplated in the applicable award agreement. The RSUs and PSUs granted under the 2025 LTIP would be forfeited as the one-year minimum service requirement would not have been met as of the termination date. The amounts shown in Column C of the above table are intended to reflect the potential value of outstanding equity awards that each NEO could receive on the respective vesting date for each award, in accordance with retirement treatment, and are based on the following assumptions: (i) target performance for the 2024 LTIP PSUs and (ii) actual performance determined for the 2023 LTIP PSUs. Note that while the values related to the 2024 LTIP PSUs have been estimated at target for purposes of the above table, the actual number of PSUs earned under these awards may differ and would be determined following the end of the respective performance period based on the applicable performance criteria.

Death or Disability (Column D)

•
LTIP Awards – RSUs granted under 2025 LTIP, 2024 LTIP and 2023 LTIP would receive automatic full vesting acceleration on the date of termination in this scenario, per terms of the respective award agreement. Earned PSUs granted under 2025 LTIP, 2024 LTIP and 2023 LTIP will continue to vest on the original vesting date for the respective award in this scenario, per terms of the respective award agreement. The amounts shown in Column D are intended to reflect the potential value of outstanding PSUs under 2025 LTIP, 2024 LTIP and 2023 LTIP that each NEO could receive on the original vesting date for the respective award, assuming target performance for 2025 LTIP and 2024 LTIP and based on actual performance for 2023 LTIP.

•
Other Equity Awards – The amount in Column D for Ms. Clarke also reflects the value of outstanding RSUs under her sign-on RSU award and buyout RSU award, both granted in 2024, that pursuant to the terms of the respective award agreement, would have received automatic full vesting treatment at the termination date in this scenario.

All Other Termination Scenarios

In all other termination scenarios, outstanding RSUs and PSUs would not receive automatic vesting acceleration per the terms of the applicable award agreements.

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Compensation Tables (continued)

Impact on Present Value of Accumulated Pension Benefits Payable in Certain Termination Scenarios

The account values payable to the NEOs through the Non-Qualified Deferred Compensation Plans are shown in the table in the section entitled “— Non-Qualified Deferred Compensation for the Fiscal Year Ended December 31, 2025” above and would not change based on early retirement, death, disability or a change in control of the Company. The value of benefits payable to the NEOs under the Willis Towers Watson Pension Plan and the Towers Watson SERP outlined above may increase (or decrease) in the event of the early retirement, pre-retirement death or disability of the NEO. Benefits do not become payable under the Willis Towers Watson Pension Plan or the Towers Watson SERP as a result of a change in control of the Company. Using the assumptions employed in the table in the section entitled “— Pension Benefits at 2025 Fiscal Year-End” (the “Pension Benefits Table”), the present value of the pension and disability benefit (as applicable) payable to the NEOs as of December 31, 2025 in the event of early retirement, death or disability is shown in the following table.

Total Present Value as of December 31, 2025 in case of:
Name	Plan	Early Retirement ($) (1)	Increase/ (Decrease) from Pension Benefits Table ($)	Pre- Retirement Death ($) (2)	Increase/ (Decrease) from Pension Benefits Table ($)	Disability ($) (3)	Increase/ (Decrease) from Pension Benefits Table ($)
Carl Hess	WTW Pension Plan	1,959,278	—	1,671,343	(287,935)	1,921,241	(38,037)
	Towers Watson SERP	3,236,723	147,312	3,236,723	147,312	2,981,268	(108,143)
	Disability	—	—	—	—	940,267	940,267
	Total	5,196,001	147,312	4,908,066	(140,623)	5,842,776	794,087
Andrew Krasner	WTW Pension Plan	82,494	257	83,413	1,176	404,827	322,590
	Disability	—	—	—	—	3,887,001	3,887,001
	Total	82,494	257	83,413	1,176	4,291,828	4,209,591
Julie Gebauer	WTW Pension Plan	1,911,672	6,831	1,286,362	(618,479)	1,916,996	12,155
	Towers Watson SERP	4,919,127	(184,653)	4,919,127	(184,653)	4,774,354	(329,426)
	Disability	—	—	—	—	838,375	838,375
	Total	6,830,799	(177,822)	6,205,489	(803,132)	7,529,725	521,104
Matthew Furman	WTW Pension Plan	209,606	541	210,270	1,205	469,565	260,500
	Disability	—	—	—	—	2,883,001	2,883,001
	Total	209,606	541	210,270	1,205	3,352,566	3,143,501
(1)
The increase for early retirement compared to the Pension Benefits Table for Mr. Hess in the Towers Watson SERP is due to the use of a lower lump sum rate which is in effect for immediate terminations than the assumed lump sum rate used for when he assumed to retire for the Pension Benefits Table. The decrease for early retirement compared to the Pension Benefits Table for Ms. Gebauer in the Towers Watson SERP is due to the use of a higher lump sum rate which is in effect for immediate terminations than the assumed lump sum rate used for when she is assumed to retire for the Pension Benefits Table.

The Willis Towers Watson Pension Plan benefit attributable to the stable value formulas is assumed payable to the NEOs in the same forms of benefit used in determining benefit obligations under ASC-715 at retirement. 60% of the benefit is assumed payable as a lump sum, 25% of the benefit is assumed to be paid as a 100% joint and survivor annuity, and 15% of the benefit is assumed to be paid a single life annuity. The assumed forms of payment for the Willis Towers Watson Pension Plan benefit payable to Mr. Hess attributable to the legacy Watson Wyatt formula is 45% as a single life annuity, 30% as a 100% joint and survivor annuity, 15% as a 50% joint and survivor annuity, and 10% as a 5-year certain and continuous annuity. The stable value and Legacy Watson Wyatt benefits under the

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Compensation Tables (continued)

Towers Watson SERP are payable as a lump sum six months after retirement. The Legacy Towers Perrin benefits under the Towers Watson SERP are paid in four approximately equal annual installments beginning six months after retirement. Mr. Hess and Ms. Gebauer are currently eligible for early retirement under the terms of the Willis Towers Watson Pension Plan and the Towers Watson SERP.

(2)
In case of death, the stable value benefits earned by all executives from the Willis Towers Watson Pension Plan and Towers Watson SERP become vested and are immediately payable to the NEO’s surviving spouse or beneficiary (six-month delay for benefits from the Towers Watson SERP). 100% of the Willis Towers Watson Pension Plan benefit is assumed to be paid as a lump sum. 100% of the Towers Watson SERP benefit is paid as a lump sum.

For Mr. Hess, the legacy Watson Wyatt qualified formula provides a death benefit to the executive’s spouse assuming the executive retired on the date of his death, elected the 100% joint and contingent benefit form and died the next day. The legacy Watson Wyatt formula in the Towers Watson SERP provides a death benefit to the participant’s spouse, or the designated beneficiary of an unmarried participant, payable in a lump sum equal to the amount that would have been payable to the participant if the participant had retired on the date of the participant’s death. This benefit is provided if the participant is early retirement eligible at death and is available to all plan participants with a legacy Watson Wyatt formula benefit. The death benefit is paid six months after death.

For Ms. Gebauer, the legacy Towers Perrin qualified formula provides a death benefit equal to the greater of her cash balance account through December 31, 2007 and the value of the survivor portion of her final average earnings benefit, plus her cash balance account earned from January 1, 2008 through December 31, 2011. The assumed form of payment for the death benefit attributable to the legacy Towers Perrin formulas is 100% as a lump sum. The Towers Watson SERP benefit attributable to the legacy Towers Perrin formulas provides benefits payable upon death equal to the amount that would have been received if terminating employment on the date of death. The Towers Watson SERP death benefit is paid in four approximately equal annual installments beginning six months after the date of death.

The decrease in the Towers Watson SERP benefits for Ms. Gebauer is attributable to the use of a higher lump sum rate which is in effect for immediate terminations than the assumed lump sum rate used when she is assumed to retire for the Pension Benefits Table. The increase in the Towers Watson SERP benefits for Mr. Hess is attributable to the use of a lower lump sum rate which is in effect for immediate terminations than the assumed lump sum rate used for when he is assumed to retire for the Pension Benefits Table.

(3)
In case of disability, executives are eligible for a disability benefit equal to 60% of base salary plus target bonus, subject to a maximum monthly benefit of $30,000. This benefit is payable until Social Security Normal Retirement Age (SSNRA) (Age 67 for the executives) or for at least 12 months, assuming the participant continues to meet the definition of disability. The table shows the value of the temporary disability benefit that would be payable to SSNRA along with the pension benefits payable at age 65. Participants also receive continued benefit accruals for pension purposes while on disability. The continued benefit accruals are provided as additional stable value accruals under the plans at the same base pay level prior to their disability. Since the Towers Watson SERP was frozen effective July 1, 2017, future accruals are payable from the WTW Stable Value Excess Plan. Those accruals will be credited as notional shares on a quarterly basis.

The change in present value under the Willis Towers Watson Pension Plan is attributable to continued benefit accruals to age 65, offset by the delay in payment until age 65. Decreases in pension values in the Towers Watson SERP are due to the deferral in payment to age 65.

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Compensation Tables (continued)

2025 Pay Versus Performance

The following table and supporting narrative contain information regarding “compensation actually paid” to our NEOs and the relationship to company performance

Pay Versus Performance Table

Year	Summary Compensation Table Total for PEO 1 (Hess) ($) (1)	Compensation Actually Paid to PEO 1 (Hess) ($) (1) (2) (8)	Summary Compensation Table Total for PEO 2 (Haley) ($) (3)	Compensation Actually Paid to PEO 2 (Haley) ($) (2) (3) (8)	Average Summary Compensation Table Total for Non-PEO NEOs ($) (4)	Average Compensation Actually Paid to Non-PEO NEOs ($) (2) (4) (8)	Value of Initial Fixed $100 Investment on December 31, 2020 Based on:		Net Income/ Loss ($) (6)	Adjusted Operating Margin (7)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($) (5)
2025	12,793,605	21,693,892	N/A	N/A	4,151,894	5,574,033	167	137	1,605	25.2%
2024	12,502,090	22,045,479	N/A	N/A	4,474,450	5,846,853	157	158	(98)	23.9%
2023	12,668,832	17,266,044	N/A	N/A	3,186,370	3,309,249	119	128	1,055	22.0%
2022	10,728,900	11,413,081	N/A	N/A	2,777,755	3,077,416	119	111	1,009	20.9%
2021	N/A	N/A	20,337,292	14,552,522	3,678,933	2,107,221	114	123	4,222	19.9%

(1)
Reflects compensation for our Chief Executive Officer, Mr. Hess, who served as our Principal Executive Officer ("PEO") in 2022, 2023, 2024 and 2025.
(2)
“Compensation actually paid” has been calculated in accordance with the rules outlined under Item 402(v)(2) of Regulation S-K. Details of the adjustments made to reported Summary Compensation Table total compensation for 2025 to determine “compensation actually paid” are summarized below in footnote (8).
(3)
Reflects compensation for our former Chief Executive Officer, Mr. Haley, who served as our PEO in 2021.
(4)
Reflects compensation for the following non-PEO NEOs:
•
2025: Mr. Krasner, Ms. Gebauer, Ms. Clarke and Mr. Furman
•
2024: Mr. Krasner, Ms. Gebauer, Ms. Clarke, Mr. Furman and Mr. Garrard
•
2023 and 2022: Mr. Krasner, Ms. Gebauer, Mr. Garrard and Mr. Furman
•
2021: Mr. Krasner, Mr. Burwell, Mr. Hess, Ms. Gebauer and Mr. Furman
(5)
The peer group used for TSR comparisons reflects our compensation benchmarking peer group as disclosed in the CD&A for each year. The peer group comprises the following companies for each year:
•
2025: Aon plc, Arch Capital Group Ltd., Arthur J. Gallagher & Co., Automatic Data Processing, Inc., Booz Allen Hamilton Holding Corporation, Brown & Brown, Inc., Cognizant Technology Solutions Corporation, Fidelity National Financial, Inc., Fidelity National Information Services, Inc., First American Financial Corporation, Fiserv, Inc., Marsh & McLennan Companies, Inc., Principal Financial Group, Inc., Robert Half Inc., S&P Global Inc., Unum Group.
•
2024, 2023 and 2022: Aon plc, Arthur J. Gallagher & Co., Automatic Data Processing, Inc., Booz Allen Hamilton Holding Corporation, Cognizant Technology Solutions Corporation, Conduent Incorporated, Fidelity National Financial, Inc., Fidelity National Information Services, Inc., First American Financial Corporation, Fiserv, Inc., Marsh & McLennan Companies, Inc., Principal Financial Group, Inc., Robert Half Inc., S&P Global Inc., The Hartford Financial Services Group, Inc., Unum Group.

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Compensation Tables (continued)

•
2021: Aon plc, Arthur J. Gallagher & Co., Automatic Data Processing, Inc., Booz Allen Hamilton Holding Corporation, Cognizant Technology Solutions Corporation, Conduent Incorporated, Fidelity National Financial, Inc., Fidelity National Information Services, Inc., First American Financial Corporation, Fiserv, Inc., Marsh & McLennan Companies, Inc., Nielsen Holdings plc, Principal Financial Group, Inc., Robert Half Inc., S&P Global Inc., The Hartford Financial Services Group, Inc., Unum Group.
(6)
Reflects WTW’s consolidated reported net income in millions, calculated on a GAAP basis, as reported in our Annual Report on Form 10-K for the relevant year.
(7)
For 2024 and 2025 we have designated Adjusted Operating Margin as our “Company-Selected Measure,” reflecting our view that it is the most important financial performance measure (not otherwise required to be disclosed in the table) linking “compensation actually paid” to Company performance, given its role in our LTIP. In 2023 and 2022, we identified Adjusted Net Revenue as our Company-Selected Measure. We may designate a different financial performance measure as our Company-Selected Measure in future years.
(8)
The following adjustments were made to Summary Compensation Table total compensation to determine “compensation actually paid” for our NEOs:

Adjustments	2025
	PEO ($)	Non-PEO NEO Average ($)
Summary Compensation Table Total	12,793,605	4,151,894
Deduction for amount reported in “Share Awards” column of the Summary Compensation Table	(9,182,185)	(2,125,120)
Addition of fair value at fiscal year (“FY”) end, of equity awards granted during the FY that remained outstanding (a)	9,086,328	2,102,934
Addition of change in fair value at FY end versus prior FY end for awards granted in prior FY that remained outstanding (a)	7,402,695	937,794
Addition of change in fair value at vesting date versus prior FY end for awards granted in prior FY that vested during the FY (a)	1,040,942	165,385
Addition in respect of any dividends or other earnings paid during applicable FY prior to vesting date of underlying award	553,405	344,505
Deduction for values reported in the“Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column of the Summary Compensation Table	(30,094)	(16,690)
Addition for the Service Cost attributable to services rendered during the FY (b)	29,196	13,331
Compensation Actually Paid	21,693,892	5,574,033

(a)
The equity awards included above comprise PSUs and RSUs granted from 2020 through 2024. The fair values of the equity awards were calculated using valuation assumptions that materially differ from those disclosed at the time of grant, including: (1) the fair value of RSU awards was calculated using the closing price of our common shares as of the last day of the applicable year or on the date of vesting, as applicable; (2) the fair value of PSU awards was estimated using the closing price of our common shares as of the last day of the applicable year and adjusted for management’s estimate of performance as of the end of the year.

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Compensation Tables (continued)

(b)
For disclosures of all significant assumptions used by the Willis Towers Watson Pension Plan for U.S. employees, please refer to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2025. The table below provides a limited summary of the assumptions used to determine service costs for the purposes of “compensation actually paid”:

Year	Effective Discount Rate	Assumed Salary Increase Rate
2025	5.79%	4.00%

Compensation Actually Paid Versus Company Performance

The following charts provide a visual depiction of the relationships between “compensation actually paid” to our PEOs, and the average for our non-PEO NEOs, to aspects of WTW’s financial performance. As noted above, our PEO in 2021 was Mr. Haley, and in 2022, 2023, 2024 and 2025 was Mr. Hess. As described in greater detail in the section entitled “Executive Compensation: Compensation Discussion and Analysis,” the Company’s executive compensation program reflects a pay-for-performance philosophy. The Company generally seeks to incentivize long-term performance and therefore does not specifically align the Company’s performance measures with compensation that is actually paid (as computed in accordance with SEC rules) for a particular year. In accordance with SEC rules, the Company is providing the following graphs to illustrate the relationships between information presented in the Pay Versus Performance table. Net Income on a GAAP basis for 2021 included a one-time payment that the Company received as a result of the termination of the proposed Aon plc transaction. Net Loss on a GAAP basis for 2024 primarily includes impairment charges of over $1.0 billion related to the sale of TRANZACT.

Compensation Actually Paid Versus Company and Peer TSR

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Compensation Tables (continued)

Compensation Actually Paid Versus GAAP Net Income

Compensation Actually Paid Versus Adjusted Operating Margin

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Compensation Tables (continued)

Tabular List of Company Performance Measures

The following table alphabetically lists the measures we believe are most important in linking compensation actually paid to company performance during 2025.

Tabular List of Most Important Measures
(1) Adjusted EPS Growth (2) Adjusted Net Revenue (3) Adjusted Net Revenue Growth (4) Adjusted Operating Margin (5) Adjusted Operating Margin Improvement (6) Free Cash Flow Margin (7) Relative TSR

CEO Pay Ratio

Under the SEC rules (Item 402(u) of Regulation S-K) adopted pursuant to the Dodd-Frank Act of 2010, the Company is required to calculate and disclose the total compensation paid to its median paid employee, as well as the ratio of the total compensation paid to the median employee as compared to the total compensation paid to the Company’s CEO. The discussion below describes our methodology for how we determined our median employee for 2025.

Determining Our Median Employee

We identified our median employee based on our employees as of December 31, 2025. As is permitted under SEC rules, we used “base pay” as our consistently applied compensation measure. We used actual base pay earned during 2025 for hourly workers and we annualized base pay for those who commenced work during 2025.

The total number of WTW employees as of December 31, 2025 was 47,115. As permitted by SEC rules, we excluded 2,314 non-U.S. employees (representing 4.91% of the total) in 19 jurisdictions, as indicated in the table below. After applying the permitted exclusion, our employee count as of December 31, 2025 was 44,801.

Excluded (4.91% of employees)
• Cameroon (79) • Congo-Brazzaville (40) • Costa Rica (91) • Cote d’Ivoire (147) • Egypt (92)	• El Salvador (86) • Ghana (21) • Guatemala (117) • Honduras (61) • Hungary (21)	• Mauritius (36) • Nicaragua (21) • Nigeria (25) • Poland (546) • Portugal (619)	• Senegal (53) • Ukraine (19) • Venezuela (136) • Vietnam (104)

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Compensation Tables (continued)

Methodology and Pay Ratio

We then used a valid statistical sampling methodology to determine employees within 5% of the median. From that group, we selected a reasonably representative employee as our median employee.

We then calculated our median employee’s total annual compensation including all elements of compensation required to be included in the Summary Compensation Table. Our estimated median employee’s Summary Compensation Table total compensation was $63,007. Our CEO’s compensation as reported in the Summary Compensation Table was

$12,793,605. Therefore, our estimate of CEO pay to median employee pay is 203:1.

We caution shareholders that because the SEC rules allow for companies to adopt various methodologies and exclusions and to make reasonable estimates and assumptions that reflect their compensation practices to identify the median employee and calculate the CEO pay ratio, the pay ratios reported by other companies generally are not comparable to the pay ratio reported above.

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Proposal No. 4: Renew the Board's Existing Authority to Issue Shares under Irish Law

As a matter of Irish company law, the directors of a company may not issue new ordinary or preferred shares unless approved by shareholders. Our current authorization, approved by shareholders at our 2025 AGM will expire on November 15, 2026. We are presenting this Proposal No. 4 to renew the Board's existing authority to issue our authorized shares on the terms set forth below.

It is customary practice for listed companies in Ireland to seek shareholder authority to issue the equivalent of up to 20% of a company’s issued ordinary share capital and for such authority to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice in Ireland, we are seeking approval to authorize the Board to issue the equivalent of up to 18,840,620 ordinary shares (being equivalent to approximately 20% of the Company’s issued ordinary share capital as of March 23, 2026 (the latest practicable date before this Proxy Statement)) for a period expiring 18 months from the passing of this resolution, unless otherwise varied, revoked or renewed.

Renewing this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. It is important for the Company to be able to issue shares in order to pursue its growth strategy. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only renew the Board's existing authority to issue shares that are already authorized under our Articles of Association upon the terms below. In addition, we note that, because we are a NASDAQ-listed company, our shareholders continue to benefit from the protections afforded to them under the rules and regulations of NASDAQ and the SEC, including those rules that limit our ability to issue shares in specified circumstances. Furthermore, we note that this authorization is required as a matter of Irish law and is not otherwise required for other companies listed on NASDAQ with whom we compete.

The authority, if renewed, would apply to issues of shares and instruments convertible into shares, such as warrants and options. Under Irish law, an ordinary resolution requires the approval of over 50% of the votes of the shareholders cast at a general meeting.

The text of the resolution in respect of this proposal, which is an ordinary resolution, is as follows:

“RESOLVED, that, subject to applicable rules and listing standards of NASDAQ and to applicable rules and regulations of the U.S. Securities and Exchange Commission, the directors be and are hereby generally and unconditionally authorized with effect from the passing of this resolution to exercise all the powers of the Company to allot relevant securities (within the meaning of section 1021 of the Companies Act 2014) up to an aggregate nominal amount of $5,739.51 (being equivalent to 18,840,620 ordinary shares or approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 23, 2026 (the latest practicable date before this Proxy Statement)). The authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked by the Company in general meeting and provided that the Company may before such expiry make an offer or agreement which would or might require relevant securities to be allotted after such expiry and the directors may allot relevant securities in pursuance of such an offer or agreement as if the authority conferred by this resolution had not expired.”

The Board of Directors unanimously recommends a vote “FOR” the resolution to renew the Board's existing authority to issue new ordinary or preferred shares for issuances up to 20% of the Company’s outstanding share capital.

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Proposal No. 5: Renew the Board's Existing Authority to Opt Out of Statutory Pre-emption Rights under Irish Law

Under Irish law, unless otherwise authorized, when an Irish public limited company issues shares for cash to new shareholders, it is required first to offer those shares on the same or more favorable terms to its existing shareholders of the company on a pro-rata basis (commonly referred to as the statutory pre-emption right). As our current authority will expire on November 15, 2026, we are presenting this Proposal No. 5 to renew the Board's existing authority to opt out of the pre-emption right on the terms set forth below.

It is customary practice for listed companies in Ireland to seek shareholder authority to waive (or “opt out of”) their statutory pre-emption rights in the event of (i) the issuance of shares for cash in connection with any rights issue; and (ii) the issuance of shares for cash, if the issuance is limited to the equivalent of up to 20% of a company’s issued ordinary share capital. In order to preserve the Board's capacity to implement acquisitions and capital-raising activities, we are seeking the full customary 20% authority. It is also customary practice for such waiver (or opt-out) to be limited to a period of 12 to 18 months. Therefore, in accordance with customary practice for listed companies in Ireland, we are seeking this authority for a period expiring 18 months from the passing of this resolution, unless otherwise varied, renewed or revoked.

The Company is incorporated in Ireland and listed on NASDAQ. Similar to the authorization sought for Proposal No. 4, renewing this authority is a routine matter for public companies incorporated in Ireland and is consistent with Irish market practice. This authority is fundamental to our business and, if applicable, will facilitate our ability to fund acquisitions and otherwise raise capital. We are not asking you to approve an increase in our authorized share capital. Instead, approval of this proposal will only renew the Board's existing authority to issue shares in the manner originally permitted under our Articles of Association upon the terms below. Without this authorization, in each case where we issue shares for cash, we would first have to offer those shares on the same or more favorable terms to all of our existing shareholders. This requirement could cause delays in the completion of acquisitions and capital raising for our business. Renewing this authority is not required by NASDAQ and would not exempt the Company from applicable NASDAQ requirements to obtain shareholder approval prior to certain share issuances, including those in excess of 20%.

Although we are an Irish public limited company, we are subject to the NASDAQ listing rules, and, therefore, are not subject to any guidelines issued by the United Kingdom’s Pre-Emption Group Statement of Principles (the “PEG Principles”), which outline best practices regarding the disapplication of statutory pre-emption rights in the context of the rules applicable to certain UK-listed companies on the London Stock Exchange. This Proposal No. 5 is intended to comply with Irish capital maintenance rules under the Irish Companies Act and the authority being sought here is in compliance with the provisions of the Irish Companies Act.

As required under Irish law, the resolution is a special resolution that requires the affirmative vote of at least 75% of the votes cast.

The text of the resolution in respect of this proposal is as follows:

"RESOLVED, that, as a special resolution, subject to the passing of the resolution in respect of Proposal No. 4 as set out above and with effect from the passing of this resolution, the directors be and are hereby empowered pursuant to section 1023 of the Companies Act 2014 to allot equity securities (as defined in section 1023 of that Act) for cash, pursuant to the authority conferred by Proposal No. 4 as if sub-section (1) of section 1022 of that Act did not apply to any such allotment, provided that this power shall be limited to:

a.
the allotment of equity securities in connection with a rights issue in favor of the holders of ordinary shares (including rights to subscribe for, or convert into, ordinary shares) where the equity securities respectively attributable to the interests of such holders are proportional (as nearly as may be) to the respective numbers of ordinary shares held by them (but subject to such exclusions or other arrangements as the directors may deem necessary or expedient to

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Proposal No. 5: Renew the Board's Existing Authority to Opt Out of Statutory Pre-emption Rights under Irish Law (continued)

deal with fractional entitlements that would otherwise arise, or with legal or practical problems under the laws of, or the requirements of any recognized regulatory body or any stock exchange in, any territory, or otherwise);
b.
the allotment (otherwise than pursuant to sub-paragraph (a) above) of equity securities up to an aggregate nominal value of $5,739.51 (18,840,620 shares) (being equivalent to approximately 20% of the aggregate nominal value of the issued ordinary share capital of the Company as of March 23, 2026 (the latest practicable date before this Proxy Statement)); and the authority conferred by this resolution shall expire 18 months from the passing of this resolution, unless previously renewed, varied or revoked; provided that the Company may make an offer or agreement before the expiry of this authority, which would or might require any such securities to be allotted after this authority has expired, and in that case, the directors may allot equity securities in pursuance of any such offer or agreement as if the authority conferred hereby had not expired."

The Board of Directors unanimously recommends a vote “FOR” the resolution to renew the Board's existing authority to opt out of statutory pre-emption rights under Irish law.

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Proposal No. 6: Approval of the WTW Amended and Restated Employee Share Purchase Plan

Introduction

At the Annual General Meeting of Shareholders, our shareholders are being asked to approve amendments to and the restatement of the Plan, as approved by our Board of Directors on December 1, 2025, to increase by 3,122,500 the number of ordinary shares available for purchase under the Plan. The Plan has also been amended to vest the HCC Committee with the authority to amend and terminate the Plan, eliminate the fixed date of the Plan’s termination, rename the Plan, make such other material amendments as summarized under the “Material Changes to the Plan” header, and modify certain other Plan provisions to facilitate administration of the Plan and implement best practice changes.

As of March 23, 2026, we had approximately 868,264 shares remaining for purchase under the Plan of the 1,377,500 shares previously authorized by our shareholders. The Company has forecasted that the increase to the share reserve of 3,122,500 shares should provide sufficient shares for purchase under the Plan for approximately 10 years, depending on the share price, enrollment in the Plan and compensation contribution rate elections.

If our shareholders do not approve the amendments to the Plan, the requested increase in the number of shares reserved for issuance under the Plan and all other amendments that were approved by our Board of Directors on December 1, 2025 will not become effective. Approval of the Plan by the shareholders will enable the Company to offer a current market-competitive, broad-based stock purchase plan to employees of the Company and its subsidiaries and affiliates on a global basis. The Board of Directors believes that the Plan is in the best interest of the Company and its shareholders because it will help us to attract, retain and reward eligible employees, drive performance by giving eligible employees an opportunity to share in the Company’s success and strengthen the mutuality of interest between such employees and the Company’s shareholders.

Material Changes to the Plan

The following summary highlights the proposed material changes to the Plan.

•
Share Reserve Increase. The number of shares reserved for purchase under the Plan has been increased by 3,122,500 shares for a maximum of 4,500,000 shares.
•
Plan Amendment and Termination Authority. The authority to amend and terminate the Plan, which was previously vested in the Board of Directors, has been extended to the HCC Committee.
•
Plan Term Elimination. The expiration date of the Plan (which was previously June 10, 2026) has been eliminated to allow the Plan to remain in effect until terminated by the Board of Directors or the HCC Committee or until the share reserve under the Plan have been exhausted.
•
Offering/Purchase Period. The provisions governing offerings and purchase periods have been revised to authorize overlapping offering periods, multiple purchase periods within an offering period, and automatic “reset” features when using a “look‑back” purchase price for future implementation if desired as the Company does not intend to implement these features currently.
•
Compensation Contribution Limit Increase. The maximum contribution rate the Administrator may authorize has been increased from 15% to 20% of eligible compensation, and the default contribution rate has been increased from 10% to 15% (the Administrator may set a different effective rate up to the maximum rate).
•
Change in Control Definition. The Change in Control definition has been expanded to include a sale or other disposition of all or substantially all assets in a single transaction or series of related transactions.

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Proposal No. 6: Approval of the WTW Amended and Restated Employee Share Purchase Plan (continued)

•
Plan Name. The Plan has been renamed from the “Willis Towers Watson Public Limited Company Amended and Restated 2010 Employee Share Purchase Plan” to “The WTW Amended and Restated Employee Share Purchase Plan.”

Shareholder Approval Requirement

The affirmative vote of the holders of a majority in voting power of the votes cast by shareholders present or represented by proxy and entitled to vote at the Annual Meeting is required for approval of the Plan. Shareholders are requested in this Proposal No. 6 to approve the Plan in substantially the form attached hereto as Exhibit A. If shareholders do not approve this Proposal No. 6, then the amendments to the Plan will not become effective and the Plan will expire June 10, 2026.

Key Features of the Plan

The following summary of the material terms of the Plan, as amended, is not a complete description of all of the provisions of the Plan, and is qualified in its entirety by reference to the full text of the Plan, which we have filed electronically with this Proxy Statement as Exhibit A and is available on the SEC’s website at www.sec.gov. For purposes of this Proposal No. 6, “Committee” means the HCC Committee of our Board of Directors (the “Board”) or such other properly delegated committee appointed by the Board or the Committee to administer the Plan, and “Administrator” means the Committee or, subject to applicable law, a subcommittee of the Committee or one or more of the Company’s officers or management team appointed by the Board or the Committee to administer the day-to-day operations of the Plan.

Purpose of the Plan

The purpose of the Plan is to give eligible employees of the Company and any subsidiary or affiliate of the Company that has been designated by the Administrator to participate in the Plan (each, a “Participating Company”) the ability to strengthen the mutuality in interest between such employees and the Company’s shareholders as a result of the employees’ increased equity interest in the Company.

The rights granted under the Plan are intended to be treated as either (i) purchase rights (“options”) granted under an “employee stock purchase plan,” as that term is defined in Section 423 of the Internal Revenue Code of 1986, as amended (the “Code”) (i.e., rights granted under a “Section 423 Offering”), or (ii) options granted under an employee stock purchase plan that is not subject to the requirements of Section 423 of the Code (i.e., rights granted under a “Non-423 Offering”). The Administrator has discretion to grant options under either a Section 423 Offering or a Non-423 Offering.

Shares Subject to Plan and Adjustments upon Changes in Capitalization

If the amendment is approved by the shareholders, the maximum number of ordinary shares available for purchase under the Plan will be 4,500,000. Such shares may be authorized but unissued ordinary shares, treasury shares or ordinary shares purchased on the open market.

In the event of any increase, decrease or change in the number or characteristic of outstanding ordinary shares of the Company effected without receipt of consideration by the Company or resulting from any ordinary share dividend, split, reverse ordinary share split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of ordinary shares or other corporate exchange, or any distribution to shareholders of ordinary shares other than regular cash dividends, then the Administrator, without liability to any person, will make such substitution or adjustment as it deems equitable to (i) the number or kind of ordinary shares or other securities issued or reserved for issuance pursuant to the Plan, (ii) the purchase price and/or any other affected terms of such options. An adjustment may have the effect of reducing the price at which ordinary shares may be acquired to less than their nominal value (the “shortfall”), but only if and to the extent that the Administrator is authorized to capitalize from the reserves of the Company a sum equal to the shortfall and to apply that sum in paying up that amount on the ordinary shares.

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Proposal No. 6: Approval of the WTW Amended and Restated Employee Share Purchase Plan (continued)

Administration

The Plan will be administered by the Committee. However, subject to applicable law, the Board is also vested with the same authority to administer the Plan. Additionally, to the extent not prohibited by applicable laws, the Committee may delegate its authority to a subcommittee or subcommittees of the Committee, and the Plan may also be administered by one or more of the Company’s officers or management team appointed or delegated by the Board or Committee. The Administrator will have, among other authority, the authority to construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form or other instrument or agreement relating to the Plan, to determine eligibility and adjudicate disputed claims under the Plan, to determine the terms and conditions of options under the Plan, to establish, amend, suspend or waive such rules and regulations and appoint such agents as it deems appropriate for proper administration of the Plan, to amend an outstanding option, and to make any other determination and take any other action necessary or desirable for the administration of the Plan.

Administration of Non-U.S. Sub-Plans

The Administrator will also have the authority to adopt such sub-plans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions outside of the U.S, the terms of which subplans may take precedence over other provisions of this Plan, except with respect to provisions governing the ordinary shares subject to the Plan, or other provisions giving rise to shareholder approval. For this purpose, the Administrator is authorized to adopt sub-plans for particular non-U.S. jurisdictions that modify the terms of the Plan to meet applicable local requirements, customs or procedures regarding, among other terms, (i) eligibility requirements, (ii) the definition of “compensation” for purposes of making contributions under the Plan, (iii) the dates and duration of offering periods or other periods during which participants may make contributions towards the purchase of ordinary shares, (iv) the method of determining the purchase price at which ordinary shares may be purchased, (v) any minimum or maximum amount of contributions a participant may make in an offering period or other specified period under the applicable sub-plan, (vi) the treatment of options upon a change in control or a change in capitalization of the Company, (vii) the handling of payroll deductions and the methods for making contributions by means other than payroll deductions, (viii) establishment of bank, building society or trust accounts to hold contributions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) determination of beneficiary designation requirements, (xiii) withholding procedures, (xiv) handling of ordinary share issuances, and (xv) taking advantage of tax-qualified treatment for offerings under the Plan that may be available in certain jurisdictions.

Eligibility

Generally, any person providing services to the Company in an employee-employer relationship with the Company or a Participating Company who meets certain initial service requirements as specified by the Administrator under the Plan, if any, is eligible to participate in the Plan and may participate by electing to participate during an enrollment period. As of March 23, 2026, approximately 29,400 employees, including all executive officers, were eligible to participate in the Plan.

However, the Administrator, in its discretion, may determine on a uniform and nondiscriminatory basis for an offering that employees will not be eligible to participate if they: (i) have not completed at least two years of service since their last hire date (or such lesser period determined by the Administrator), (ii) customarily work not more than 20 hours per week (or such lesser number of hours determined by the Administrator), (iii) customarily work not more than five months per calendar year (or such lesser number of months determined by the Administrator), (iv) are highly compensated employees within the meaning of Section 414(q) of the Code, or (v) are highly compensated employees within the meaning of Section 414(q) of the Code with compensation above a certain level or who are officers subject to the disclosure requirements of Section 16(a) of the Securities Exchange Act of 1934, as amended.

No employee is eligible for the grant of any options under a Section 423 Offering if, immediately after such grant, the employee would own shares possessing 5% or more of the total combined voting power or value of all classes of shares of the Company or of any subsidiary or other related Company, nor will any employee be granted options to buy more than $25,000 worth of shares (determined based on the fair market value of the shares as determined as of each offering date) under the Plan in any calendar year such options are outstanding.

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Proposal No. 6: Approval of the WTW Amended and Restated Employee Share Purchase Plan (continued)

Offering Periods

Unless the Administrator provides otherwise, the Plan will be implemented by consecutive offering periods of 6 months in duration on dates determined by the Administrator. The Administrator may change, prior to the commencement of an offering period, the duration, frequency, and/or timing of the commencement of any offering period and/or provide for implementation of the Plan through overlapping offering periods, including offering periods that consist of one or more purchase periods of a duration specified by the Administrator (provided that an offering period may not have a duration exceeding 27 months).

The Administrator has the authority to establish the terms that will apply to the offering periods in accordance with the provisions described in the paragraph above without shareholder approval. Additionally, to the extent that the Administrator establishes an offering period with multiple purchase periods or overlapping offering periods, the Administrator will have discretion to structure an offering period so that if the fair market value of a share on the first trading day of the offering period in which a participant is currently enrolled is higher than the fair market value of a share on the first trading day of any subsequent offering period, the Company will automatically enroll the participant in the subsequent offering period and will terminate his or her participation in the original offering period.

Contribution Elections and Rates

Participants may elect to make contributions, in one percent increments, from 1% to 15% (or such other maximum percentage not to exceed 20%) of a participant’s “compensation” (as defined in the Plan) . Unless a participant makes a new election to change the rate of contributions prior to the commencement of a subsequent offering period, the participant’s most recent election will apply to such new offering period. Notwithstanding the foregoing, a participant may elect to reduce the rate of contributions to zero percent once an offering period has commenced. If a participant reduces their rate of contributions to zero percent once an offering period has commenced, the contributions made by the participant prior to such reduction will be applied to the purchase of ordinary shares on the next purchase date, but if the participant does not increase such rate of contributions above zero percent prior to the commencement of the next subsequent offering period under the Plan, such action will be treated as the participant’s withdrawal from the Plan, effective as of immediately prior to the next subsequent offering period.

Unless otherwise determined by the Administrator prior to the commencement of an offering period, the purchase price per share at which shares are sold in an offering period under the Plan will be 85% of the fair market value of the shares on the purchase date, provided that, in any event, the purchase price may in no event be less than 85% of the lesser of (i) the fair market value of the shares on the first trading day of the offering period, or (ii) the fair market value of the shares on the purchase date (i.e., the last trading day of the purchase period). As of March 23, 2026, the closing price of an ordinary share of the Company on the Nasdaq Global Select Market was $293.43.

Purchase of Shares

On each purchase date, the Company will apply the total amount that is credited to the participant’s contribution account (as defined under the Plan) as of the purchase date to purchase ordinary shares (including fractional share interests, to the extent permitted by the Administrator with respect to a particular offering). A fractional share interest is an interest in an ordinary share allocated to a participant upon exercise of an option and facilitated by the Plan broker, providing for such rights with respect to an ordinary share as specified by the Administrator.

The maximum number of shares purchasable per participant during any single offering period may not exceed 1,887 shares (or such other limit as may be imposed by the Administrator).

Any amount remaining in a participant’s account that was not applied to the purchase of shares because it was insufficient to purchase a whole share (to the extent that fractional share interests are not authorized to be purchased pursuant to the terms of the particular offering) will be carried forward for the purchase of shares on the following purchase date. However, any amounts not applied to the purchase of ordinary shares during an offering period for any reason other than as described above will not be carried forward to any subsequent offering periods, and will instead by refunded as

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Proposal No. 6: Approval of the WTW Amended and Restated Employee Share Purchase Plan (continued)

soon as practicable after the purchase date. In the event the number of shares purchased by all participants in one offering period exceeds the number of shares then available for issuance under the Plan, the Company will make a pro rata allocation of the remaining Shares available for issuance under the Plan.

Transferability

Options granted under the Plan are not transferable by a participant other than by will or by the laws of descent and distribution, and are exercisable during the participant’s lifetime only by the participant.

Withdrawals

A participant may withdraw from an offering or from the Plan by submitting the appropriate form online under such terms and conditions as established by the Administrator in its sole discretion. Upon a participant’s withdrawal from an offering or from the Plan, contributions will be discontinued and the amount of all credited contributions in the participant’s contribution account will be refunded to the participant, and the participant will not be entitled to any ordinary shares with respect to the offering in effect at the time of the withdrawal. The participant will be permitted to participate in subsequent offerings by enrolling for a subsequent offering or pursuant to such terms and conditions established by the Administrator in its sole discretion.

Termination of Employment; Leave of Absence

If a participant’s employment is terminated for any reason, they will cease to participate in the Plan upon their termination. Contributions credited to the participant’s contribution account will be refunded to the participant and the participant will have no future rights in any unexercised options.

Subject to the discretion of the Administrator, if a participant is granted a paid leave of absence, the participant’s payroll deductions will continue and amounts credited to the participant’s account may be used to purchase shares as provided under the Plan. If a participant is granted an unpaid leave of absence, the participant’s payroll deductions will be discontinued and no other contributions will be permitted (unless otherwise determined by the Administrator on a uniform and nondiscriminatory basis for Section 423 Offerings or required by applicable law), but any amounts credited to the participant’s account may be used to purchase shares on the next applicable purchase date. Where the period of leave exceeds three months and the participant’s right to reemployment is not guaranteed by statute or by contract, for purposes of the Section 423 Offerings, the employment relationship will generally be deemed to have terminated three months and one day following the commencement of such leave.

Unless otherwise determined by the Administrator or required by applicable law, a participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company and a Participating Company will not be treated as having terminated employment for purposes of participating in the Plan or an offering, provided, however, that if a Participant transfers employment to a different country, the Participant will be treated as having terminated employment. However, if a participant transfers from a Section 423 Offering to a Non-423 Offering, the exercise of the participant’s option will be qualified under the Section 423 Offering only to the extent that such exercise complies with Section 423 of the Code. If a Participant transfers from a Non-423 Offering to a Section 423 Offering, the exercise of the Participant’s option will remain non-qualified under the Non-423 Offering. The Administrator may establish additional or different rules to govern transfers of employment for purposes of participation in the Plan or an offering, consistent with the applicable requirements of Section 423 of the Code.

Change in Control

In the event of a “Change in Control” whereby the successor corporation refuses to assume or substitute the option or is not a publicly traded corporation, the offering period then in progress will be shortened by setting a new purchase date before the date of the proposed Change in Control, as of which date the offering period will end. The Administrator will notify each participant in writing, at least ten trading days prior to the new purchase date (or such other date specified by the Administrator), that the purchase date for the participant’s exercise of options to purchase ordinary shares has been

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Proposal No. 6: Approval of the WTW Amended and Restated Employee Share Purchase Plan (continued)

changed to the new purchase date and that ordinary shares will be purchased automatically for the participant on the new purchase date, unless the participant has withdrawn from the offering prior to such date. Any amount remaining in a participant’s account that was not applied to the purchase of ordinary shares on the new purchase date because it was not sufficient to purchase a whole share (to the extent fractional share interests are not authorized to be purchased under the terms of the offering) will be refunded as soon as practicable following the new purchase date. Notwithstanding the foregoing, in the event of a Change in Control, the Administrator in its sole discretion (and without liability to any person) may take such actions, if any, as it deems necessary or desirable with respect to any option or offering period outstanding as of the date of the consummation of the Change in Control.

“Change in Control” is defined generally to include the following:

•
the acquisition of ownership of the ordinary shares representing more than fifty percent of the aggregate voting power represented by the issued and outstanding ordinary shares;
•
occupation of a majority of the seats on the Board by those who were neither nominated by the Board nor appointed by directors nominated by the Board; or
•
a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions.

Please see the definition of Change in Control in the Plan for the complete definition as this description remains subject to the definition in the Plan.

Term of the Plan; Amendment and Termination of Plan

The Plan became effective February 3, 2010 and will continue in effect until the earlier to occur of: (i) termination of the Plan by the Board or the Committee, and (ii) issuance of all of the shares reserved for issuance under the Plan.

The Board or the Committee may amend, alter or terminate the Plan, provided that no amendment, alteration or termination may be made which would (i) increase the total number of ordinary shares reserved for the purposes of the Plan (unless in connection with certain adjustments being made in connection with a capitalization event as described under the “Shares Subject to Plan and Adjustments upon Changes in Capitalization” header), or (ii) otherwise require shareholder approval under applicable law, unless shareholder approval is obtained. Additionally, no amendment, alteration or termination will be made that would, without the participant’s consent (unless otherwise provided under the provisions governing a Change in Control under the Plan), impair any of the rights or obligations under any option granted to them under the Plan. Notwithstanding the foregoing, the Board or the Committee may amend the Plan (including, in the interest of clarity, with respect to outstanding offerings) as deemed necessary to facilitate compliance with applicable law. Additionally, the Board or the Committee may terminate the Plan without the consent of the Participants so long as it refunds all contributions credited to the participants’ contribution accounts.

Interest

No interest will accrue on contributions credited to a participant’s contribution account, including in the event that contributions are refunded to the participant for any reason, except as may be required under applicable law or to the extent determined by the Administrator, and if required under applicable law will, with respect to Section 423 Offerings, be applied in a manner that complies with Section 423 of the Code.

U.S. Federal Income Tax Information

The following summary briefly describes the general U.S. federal income tax consequences of options under the Plan for participants who are tax resident in the U.S., current as of March 23, 2026, but is not a detailed or complete description of all U.S. federal tax laws or regulations that may apply, and does not address any local, state or other country laws. Therefore, no one should rely on this summary for individual tax compliance, planning or decisions. Participants in the Plan should consult their own professional tax advisors regarding the taxation of options under the Plan. The discussion below concerning tax deductions that may become available to the Company under U.S.

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Proposal No. 6: Approval of the WTW Amended and Restated Employee Share Purchase Plan (continued)

federal tax law is not intended to imply that the Company will necessarily obtain a tax benefit or asset from those deductions. Taxation of equity-based payments in countries other than the U.S. does not generally correspond to U.S. federal tax laws, and is not covered by the summary below.

U.S. Federal Income Tax Information for Section 423 Offerings

Rights to purchase shares granted under a Section 423 Offering are intended to qualify for favorable federal income tax treatment available to options granted under an employee stock purchase plan that qualifies under the provisions of Section 423(b) of the Code. Under these provisions, no income will be taxable to a participant until the shares purchased under the Plan are sold or otherwise disposed of. If the shares are disposed of within two years from the option grant date (i.e., the beginning of the offering period) or within one year from the purchase date of the shares, a transaction referred to as a “disqualifying disposition,” the participant will realize ordinary income in the year of such disposition equal to the difference between the fair market value of the shares on the purchase date and the purchase price. The amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

If the shares purchased under the Plan are sold (or otherwise disposed of) more than two years after the option grant date and more than one year after the shares are transferred to the participant, then the lesser of (i) the excess of the sale price of the shares at the time of disposition over the purchase price, and (ii) the excess of the fair market value of the shares as of the option grant date over the purchase price (determined as of the first day of the offering period) will be treated as ordinary income. If the sale price is less than the purchase price, no ordinary income will be reported. The amount of any such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be long-term capital gain or loss.

The Company (or applicable Participating Company) generally will be entitled to a deduction in the year of a disqualifying disposition equal to the amount of ordinary income realized by the participant as a result of such disposition, subject to any applicable limitations under the Code. In other cases, no deduction is allowed.

U.S. Federal Income Tax Information for Non-423 Offerings

If the option is granted under a Non-423 Offering, then the amount equal to the difference between the fair market value of the shares on the purchase date and the purchase price will be treated as ordinary income at the time of such purchase. In such instances, the amount of such ordinary income will be added to the participant’s basis in the shares, and any additional gain or resulting loss recognized on the disposition of the shares after such basis adjustment will be a capital gain or loss. A capital gain or loss will be long-term if the participant holds the shares for more than one year after the purchase date.

The Company (or applicable Participating Company) generally will be entitled to a deduction in the year of purchase equal to the amount of ordinary income recognized by the participant as a result of such disposition, subject to any applicable limitations under the Code. For U.S. participants, FICA/FUTA taxes will generally be due in relation to ordinary income earned as a result of participation in a Non-423 Offering.

New Plan Benefits

The benefits to be received pursuant to the Plan by the Company’s officers and employees are not currently determinable as they will depend on the purchase price of our ordinary shares in offering periods after the implementation of the Plan, the market value of our ordinary shares on various future dates, the amount of contributions that eligible officers and employees elect to make under the Plan and similar factors.

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Proposal No. 6: Approval of the WTW Amended and Restated Employee Share Purchase Plan (continued)

Past Participation in the Plan

The table below sets forth the number of ordinary shares of WTW purchased by participating employees since the inception of the Plan through March 23, 2026. Non-employee directors are not eligible for participation in the Plan. No associate of a non-employee director or executive officer or nominee for election as a director has purchased shares under the Plan and no participating employee has purchased five percent or more of the total amount of ordinary shares purchased under the Plan.

Name and Position	Aggregate Number of Shares Purchased
Carl Hess, Chief Executive Officer	175
Andrew Krasner, Chief Financial Officer	148
Lucy Clarke, President, Risk & Broking	0
Julie Gebauer, President, Health, Wealth & Career	0
Matthew Furman, General Counsel	171
All current executive officers as a group	972
All current non-executive directors as a group	0
All current and former employees, excluding current executive officers as a group	248,724

The Board of Directors unanimously recommends a vote “FOR” approval of the WTW Amended and Restated Employee Share Purchase Plan.

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Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information, as of December 31, 2025 about the securities authorized for issuance under the Company’s equity compensation plans and is categorized according to whether or not the equity plan was previously approved by shareholders.

Plan Category	Number of Shares to be Issued Upon Exercise of Outstanding Options, Warrants And Rights	Weighted Average Exercise Price of Outstanding Options, Warrants and Rights	Number of Shares Remaining Available for Future Issuance (2)
Equity Compensation Plans Approved by Security Holders (1)	1,404,363	—	4,452,487
Equity Compensation Plans Not Approved by Security Holders	—	—	—
Total	1,404,363	—	4,452,487

(1)
Includes options and RSUs outstanding under the Towers Watson & Co. 2009 Long-Term Incentive Plan and the 2012 Equity Incentive Plan ('2012 Plan'). The Company intends to only grant future awards under the 2012 Plan.
(2)
Represents shares available for issuance pursuant to awards that may be granted under the 2012 Plan (3,584,223 shares) and the Willis Towers Watson Public Limited Company Amended and Restated 2010 North American Employee Stock Purchase Plan (868,264 shares).

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Additional Information

Security Ownership of Certain Beneficial Owners and Management

The following tables show the number of shares beneficially owned as of March 23, 2026, unless otherwise indicated:

•
by each shareholder known to us to beneficially own 5% or more of our outstanding shares (based solely on the Company’s review of such shareholders’ beneficial ownership filings with the SEC);
•
by each of our current directors and director nominees;
•
by each NEO listed in the Summary Compensation Table; and
•
by each of our current directors, director nominees and executive officers as a group.

The amounts and percentages of our shares beneficially owned are calculated in accordance with Rule 13d-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Under these rules, a person is deemed to be a beneficial owner of a security if that person has or shares voting power, which includes the power to vote or to direct the voting of that security, or investment power, which includes the power to dispose of or to direct the disposition of that security. A person is also deemed to be a beneficial owner of any securities of which that person has a right to acquire beneficial ownership within 60 days following March 23, 2026 (i.e., May 22, 2026).

5% Beneficial Owners

Name and Address	Number of Shares Beneficially Owned	Percent Beneficially Owned (1)
The Vanguard Group (2) 100 Vanguard Blvd. Malvern, PA 19355	11,617,466	12.33% (2)
BlackRock, Inc. (3) 50 Hudson Yards New York, NY10001	7,595,670	8.06%
Dodge & Cox (4) 555 California Street, 40th Floor San Francisco, CA 94104	6,925,525	7.35%
Massachusetts Financial Services Company (5) 111 Huntington Avenue Boston, MA 02199	6,483,822	6.88%
Harris Associates L.P. (6) 11 South Wacker Drive, Suite 4600 Chicago, IL 60606	5,613,089	5.96%

(1)
Percentage is based on 94,203,101 shares outstanding as of March 23, 2026.
(2)
According to the prior Schedule 13G/A filed by The Vanguard Group with the SEC on February 13, 2024, the amount beneficially owned as of December 29, 2023 includes: 131,190 shares over which there is shared voting power; 11,177,156 shares over which there is sole dispositive power; and 440,310 shares over which there is shared dispositive power. According to the most recent Schedule 13G/A filed by The Vanguard Group with the SEC on March 26, 2026, The Vanguard Group owns 0.0% as of March 13, 2026, following an internal reorganization pursuant to which The Vanguard Group's beneficial ownership has been disaggregated.

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Additional Information (continued)

(3)
According to the most recent Schedule 13G/A filed by BlackRock, Inc. with the SEC on April 23, 2025, the amount beneficially owned as of March 31, 2025 includes: 6,899,352 shares over which there is sole voting power and 7,595,670 shares over which there is sole dispositive power.
(4)
According to the most recent Schedule 13G filed by Dodge & Cox with the SEC on February 13, 2026, the amount beneficially owned as of December 31, 2025 includes: 6,675,850 shares over which there is sole voting power and 6,925,525 shares over which there is sole dispositive power.
(5)
According to the most recent Schedule 13G/A filed by Massachusetts Financial Services Company with the SEC on February 13, 2025, the amount beneficially owned as of December 31, 2024 includes: 6,046,242 shares over which there is sole voting power and 6,483,822 shares over which there is sole dispositive power.
(6)
According to the most recent Schedule 13G filed by Harris Associates L.P. with the SEC on February 17, 2026, the amount beneficially owned as of December 31, 2025 includes: 5,240,614 shares over which there is sole voting power and 5,613,089 shares over which there is sole dispositive power.

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Additional Information (continued)

Directors, Director Nominees, Named Executive Officers and Other Executive Officers

Name and Address (1)	Number of Shares Beneficially Owned (2)	Percent Beneficially Owned
Dame Inga Beale (3)	2,263.66	*
Fumbi Chima (3)	3,431.87	*
Stephen Chipman (3)	1,687.66	*
Michael Hammond (3)	2,504.66	*
Carl Hess (4)	132,280.03	*
Jacqueline Hunt (3)	1,687.66	*
Paul Reilly (3) (5)	2,371.23	*
Michelle Swanback (3)	2,263.66	*
Fredric Tomczyk (3)	1,687.66	*
Lucy Clarke (6)	8,846.20	*
Matthew Furman (7)	40,297.06	*
Julie Gebauer (8)	91,178.46	*
Andrew Krasner (9)	24,366.71	*
All of our Current Directors, Director Nominees, NEOs and Other Executive Officers (17 persons) (10)	376,907.32	*

* Less than 1%.

(1)
The address of each of the listed persons is c/o Willis Towers Watson Public Limited Company, Elm Park, Merrion Road, Dublin 4, Ireland.
(2)
The number of shares for which the directors and executive officers are deemed to have a beneficial interest includes RSUs that will vest on or before May 22, 2026 as indicated in the following notes. These shares, however, are not deemed outstanding for purposes of computing percentage of beneficial ownership of any other person.
(3)
The beneficial ownership of each of the non-employee directors includes time-based RSUs that vest on May 15, 2026 as follows: the ownership of each of Dame Inga Beale, Mr. Chipman, Mr. Hammond, Ms. Hunt, Ms. Swanback and Mr. Tomczyk includes 709.66 time-based RSUs; Ms. Chima's ownership includes 1,112.87 time-based RSUs; and Mr. Reilly's ownership includes 1,032.23 time-based RSUs.
(4)
Mr. Hess's beneficial ownership includes 58,825.13 time-based RSUs that vest on April 1, 2026 and 2,225.53 time-based RSUs that vest on April 20, 2026.
(5)
Mr. Reilly's beneficial ownership includes 48 shares indirectly held through a revocable trust.
(6)
Ms. Clarke's beneficial ownership includes 478.20 time-based RSUs that vest on April 20, 2026.
(7)
Mr. Furman's beneficial ownership includes 6,401.53 time-based RSUs that vest on April 1, 2026 and 283.85 time-based RSUs that vest on April 20, 2026.
(8)
Ms. Gebauer's beneficial ownership includes 9,448.98 time-based RSUs that vest on April 1, 2026, 565.13 time-based RSUs that vest on April 20, 2026 and 1,068 shares indirectly held through irrevocable family trusts.
(9)
Mr. Krasner's beneficial ownership includes 11,645.96 time-based RSUs that vest on April 1, 2026, 733.12 time-based RSUs that vest on April 20, 2026 and 11,987.63 shares indirectly held through a revocable trust.
(10)
Includes 359,009.30 ordinary shares that all NEOs and other executive officers as a group have or will have the right to acquire pursuant to share awards that will become vested within 60 days following March 23, 2026 (i.e., May 22, 2026).

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Additional Information (continued)

Incorporation by Reference

To the extent that this Proxy Statement has been or will be specifically incorporated by reference into any other filing by the Company under the Securities Act of 1933, as amended, or the Exchange Act, the sections of this Proxy Statement entitled “Human Capital and Compensation Committee Report” and “Audit Committee Report,” to the extent permitted by SEC rules shall not be deemed to be so incorporated, unless specifically otherwise provided in such filing.

Information about the Proxy Materials and the 2026 AGM

Why am I receiving these materials?

We are making this Proxy Statement available to you on or around March 27, 2026 because the Board is soliciting your proxy to vote at Willis Towers Watson’s 2026 AGM to be held on Wednesday, May 20, 2026 at 7:45 am IST. The information provided in this Proxy Statement is for your use in deciding how to vote on the proposals described herein.

This Proxy Statement and the below documents are available at www.proxyvote.com and on the Company’s website at www.wtwco.com. You may access the proxy materials and voting instructions via the Internet by following the instructions in the Notice of Internet Availability.

•
Our Notice of the 2026 AGM and Notice of Internet Availability of Proxy Materials;
•
Our Annual Report on Form 10-K, which includes financial statements for the fiscal year ended December 31, 2025; and
•
Our Irish Statutory Accounts for the period ended December 31, 2025, and the reports of the directors and auditors thereon.

You have the right to request paper copies of the proxy materials, free of charge, regardless of whether you are a record or beneficial owner of shares. Shareholders of record may request paper copies by contacting the Company Secretary or by following the instructions contained in the notice. If you hold shares through brokers, banks or other nominees, you should receive written instructions on how to request paper copies of the proxy materials if you so desire. We recommend that you contact your broker, bank or other nominee if you do not receive these instructions along with the Company’s proxy materials.

Why are there two sets of financial statements covering the same period?

Under applicable U.S. securities laws, we are required to send to you our financial statements for the fiscal year ended December 31, 2025. Under Irish company law, we are also required to provide you with our Irish Statutory Accounts for the year ended December 31, 2025, including the reports of our directors and auditors thereon, which accounts have been prepared in accordance with Irish law. Both sets of financial statements are available at www.proxyvote.com and on the Company’s website at www.wtwco.com and, if you request, a copy will be delivered to you. The Irish Statutory Accounts will also be presented at the 2026 AGM.

Does the Company “household” delivery of proxy materials?

Some banks, brokers and other nominee record holders may be participating in the practice of “householding” proxy materials for those shareholders receiving the proxy materials by mail. This means that only one copy of the proxy materials may have been sent to multiple shareholders in your household. We will promptly deliver a separate copy of the proxy materials to you if you send a request to the Company Secretary at corporatesecretary@wtwco.com. If you would like to receive separate copies of the proxy materials in the future, or if you are receiving multiple copies and would like to receive only one copy for your household, you should contact your bank, broker or other nominee record holder, or you may contact the Company Secretary at (212) 915-8888 or corporatesecretary@wtwco.com.

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Additional Information (continued)

Who is entitled to vote?

Holders of our shares, as recorded in our share register on March 23, 2026, may vote at the meeting. As of March 23, 2026, the record date, there were 94,203,101 shares outstanding and entitled to vote. Holders are entitled to one vote per share.

How do proxies work?

The Company’s Board is asking for your proxy. Giving us your proxy means you authorize us to vote your shares at the meeting, or at any postponement or adjournment of the meeting, in the manner you direct. You may vote for or against the proposals or abstain from voting. You may also vote for all, some or none of the directors seeking election.

If you sign and return the enclosed proxy card but do not specify how to vote, we will vote your shares for all proposals in accordance with the recommendations made by the Board.

If your shares are held in an account with a broker, bank or other nominee, this institution is considered the shareholder of record and you are considered the “beneficial shareholder” of those shares. In this case, your broker or bank (or its agent) or other nominee has forwarded the proxy materials and separate voting instructions to you. Because you are not the shareholder of record, you may not vote your shares in person at the AGM unless you obtain a valid proxy from the broker, bank or other nominee that holds your shares, giving you the right to vote the shares in person at the meeting. As the beneficial owner of the shares, you have the right to direct your broker, bank or other nominee how to vote your shares by following the voting instructions provided to you with the proxy materials.

Under relevant NASDAQ rules, if you do not instruct your broker how to vote, your broker will only be able to vote your shares with respect to “routine” matters. The only routine matters are the ratification of the appointment of the Company’s independent auditors (Proposal No. 2) and, under Irish law, the renewal of the Board's existing authority to issue shares (Proposal No. 4) and to opt out of statutory pre-emption rights (Proposal No. 5). Broker discretionary voting is not permitted for any of the other proposals because they are “non-routine” matters.

As of the date hereof, we do not know of any other business that will be presented at the meeting. If other business shall properly come before the meeting or any adjournment or postponement thereof, your proxy gives the person or persons named in the proxy the authority to vote on the matter in accordance with the recommendation of our Board.

How do I vote?

We recommend that you vote in advance of the AGM even if you expect to attend in person.

If you are a registered shareholder (i.e., a shareholder who holds shares directly with our transfer agent, Computershare), you can vote through the following ways:

•
Via the Internet: To vote by Internet, go to www.proxyvote.com and use the control number you were provided on your proxy card or Notice of Internet Availability. You will need to follow the instructions on the website.
•
By Mail: If you received a paper copy of the proxy materials in the mail, you may mark, sign, date and mail your proxy card to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717, before the commencement of the meeting. If you sign and return your proxy card, but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board.
•
In Person: Attend the AGM in Dublin, Ireland, or send a personal representative with an appropriate proxy to vote by poll card at the meeting. For information on how to attend the AGM, please see “What do I need in order to be admitted to the AGM?” below.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other holder of record, sometimes referred to as holding shares “in street name”), you will receive instructions from the holder of record that you must follow in order to vote your shares. If you wish to vote in person at the AGM, you must obtain a legal proxy from the

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Additional Information (continued)

bank, broker or other holder of record that holds your shares, and bring it, or other evidence of share ownership, with you to the meeting. For further information on how to attend the AGM, please see “What do I need in order to be admitted to the AGM?” below.

We encourage our shareholders to vote by proxy prior to 4:59 a.m. IST on May 20, 2026. With respect to shares held through a Company employee share plan, shareholders must vote by proxy prior to 4:59 a.m. IST on May 16, 2026. Shareholders who are unable to attend the AGM, but would like to ask questions they would have otherwise asked, are encouraged to reach out through other ordinary course channels, including reaching out to the Head of Investor Relations or the Company Secretary.

If I vote and then want to change or revoke my vote, may I?

If you are a registered shareholder (i.e., a shareholder who holds shares directly with our transfer agent, Computershare), you may revoke your proxy at any time before the meeting by submitting a new proxy with a later date, by a later telephone or Internet vote, by voting in person at the meeting, or by notifying our Company Secretary. Mere attendance at the meeting will not revoke a proxy which was previously submitted to the Company. Written revocations to the Company Secretary should be received by 4:59 a.m. IST on May 20, 2026 and should be directed to corporatesecretary@wtwco.com.

If you are a beneficial shareholder (i.e., your shares are held in the name of a bank, broker or other holder of record, sometimes referred to as holding shares “in street name”), follow the voting instructions provided to you with this Proxy Statement to determine how you may change your vote. Executors, administrators, trustees, guardians, attorneys and other representatives should indicate the capacity in which they are signing and corporations should sign by an authorized officer whose title should be indicated.

What do I need in order to be admitted to the AGM?

Only the Company’s shareholders, their proxy holders, the Company’s directors, the Company’s auditors and the Company’s guests may attend the meeting.

All shareholders of record on March 23, 2026 may attend the 2026 AGM in person even if such shareholders have already submitted a proxy. For admission to the meeting, shareholders of record must bring proof of identification and address. Those who have beneficial ownership of shares held by a bank, brokerage firm or other nominee should bring account statements or letters from their banks, brokers or other nominee showing that they owned Willis Towers Watson shares as of March 23, 2026.

The AGM will be held at Carton House, Carton Demesne, Maynooth, Co. Kildare, W23 TD98, Ireland on May 20, 2026. Registration will begin at 7:15 a.m. IST and the meeting will begin at 7:45 a.m. IST.

What is the recommendation of the Board on each proposal scheduled to be voted on at the meeting? How do the Board and executive officers intend to vote with respect to the agenda items?

The Company’s Board recommends that you vote FOR each of the proposals scheduled to be voted on at the meeting and our directors and executive officers have indicated that they intend to vote their shares in accordance with the Board’s recommendations.

Who is paying the costs of soliciting this proxy?

The cost of this proxy solicitation is borne directly by the Company. Morrow Sodali LLC has been retained to assist in the proxy solicitation at a base fee of approximately $17,000 plus expenses. In addition to solicitation of proxies by mail, proxies may be solicited personally, by telephone, by e-mail and by facsimile by the Company’s directors, officers and other employees. Such persons will receive no additional compensation for such services. The Company will also request

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Additional Information (continued)

that brokers and other nominees forward soliciting material to the beneficial owners of shares which are held of record by them, and will pay the necessary expenses.

What is the quorum required for the AGM?

In order to carry on the business of the meeting, we must have a quorum. Under our Articles of Association, a quorum is reached when shareholders holding at least 50% of our issued and outstanding shares are present in person or by proxy and entitled to vote.

What vote is required for approval of each proposal and what is the effect of broker non-votes and abstentions?

The voting standards applicable to the 2026 AGM are as follows:

Proposal		Vote Requirement

1.	Elect Nine Persons Named in the Accompanying Proxy Statement to Serve as Directors for a One-Year Term until the Next AGM	Majority of votes cast
2.	Ratify the Appointment of the Independent Auditors in an Advisory (Non-binding) Vote and Fix the Independent Auditors’ Remuneration in a Binding Vote	Majority of votes cast
3.	Approve Named Executive Officer Compensation in an Advisory (Non-binding) Vote	Majority of votes cast
4.	Renew the Board's Existing Authority to Issue Shares under Irish Law	Majority of votes cast
5.	Renew the Board's Existing Authority to Opt Out of Statutory Pre-emption Right under Irish Law	75% of the votes cast
6.	Approve the WTW Amended and Restated Employee Share Purchase Plan, including the Increase of the Number of Shares Authorized for Issuance under the Plan	Majority of votes cast

Abstentions and broker non-votes, though counted for the purposes of determining that a quorum is present, will not be counted as votes cast and therefore will have no effect. A broker non-vote is a proxy submitted by a broker where the broker fails to vote on behalf of a client on a particular matter because the broker was not instructed by the beneficial owner when such instruction is required by NASDAQ with respect to such matter.

Who will count the votes and certify the results?

American Election Services has been appointed as the independent Inspector of Election and will count the votes, determine whether a quorum is present, evaluate the validity of proxies and ballots and certify the results of the voting.

Who is your transfer agent?

Our transfer agent is Computershare. All communications concerning accounts of shareholders of record, including address changes, name changes, inquiries as to requirements to transfer shares and similar issues, can be handled by calling toll-free (800) 522-6645 (U.S.) or (201) 680-6578 (outside the U.S.) or by accessing the website at www.computershare.com/investor.

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Shareholder and Other Proposals for the 2027 AGM

Deadline for nominations for election to the Board under the Company’s advance notice or proxy access provision:	Between October 28, 2026 and November 27, 2026
Deadline for shareholder proposals under Rule 14a-8 under the Exchange Act for inclusion in the Proxy Statement:	November 27, 2026
Date beyond which the Company is able to confer discretionary authority to vote on shareholder proposals outside of Rule 14a-8 on its appointees:	February 10, 2027

When a shareholder wants to nominate a person for election to the Board at the Company’s Annual General Meeting, the shareholder must provide advance notice to the Company in accordance with our Articles of Association. Notice of shareholder nominations for election at the 2027 Annual General Meeting of Shareholders (whether to be included or not in the Company’s proxy materials for the meeting) must be received by the Company Secretary no earlier than October 28, 2026 and no later than November 27, 2026. Shareholders should consult our Articles of Association for the various procedural, informational and other requirements applicable to such nominations.

A copy of the Company’s Memorandum and Articles of Association can be obtained from the Company Secretary on request or can be found in the “Investor Relations — Corporate Governance” section of our website at www.wtwco.com. A shareholder may also propose an individual to the Governance Committee for its consideration as a nominee for election to the Board by writing to the Company Secretary at corporatesecretary@wtwco.com.

The Governance Committee will consider the shareholder’s nominee proposal in accordance with the selection process and specific qualification standards as set out in the Company’s Corporate Governance Guidelines.

Shareholders who wish to present a proposal under Rule 14a-8 under the Exchange Act and have it considered for inclusion in the Company’s proxy materials for the 2027 Annual General Meeting of Shareholders must submit such proposal in writing to the Secretary of the Company on or before November 27, 2026.

Shareholders who wish to present a proposal at the 2027 Annual General Meeting that has not been included in the Company’s proxy materials must submit such proposal (other than a nomination for election discussed above) in writing to the Company Secretary. If such notice is received by the Secretary on or after February 10, 2027, SEC rules permit the Company to confer discretionary authority to vote on such proposals on persons appointed as proxies on behalf of the Company.

The Company’s Articles of Association and the 2014 Act contain further requirements relating to the timing and content of the notice which shareholders must provide to the Company for any nomination or matter to be properly presented at a shareholders’ meeting.

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Disclaimer Regarding Forward-Looking Statements

We have included in this document ‘forward-looking statements’ within the meaning of Section 27A of the Securities Act of 1933, and Section 21E of the Securities Exchange Act of 1934, which are intended to be covered by the safe harbors created by those laws. These forward-looking statements include information about possible or assumed future results of our operations or certain considerations relating to our future results. All statements, other than statements of historical facts, that address activities, events or developments that we expect or anticipate may occur in the future, including such things as: our outlook; the potential impact of natural or man-made disasters like health pandemics and other world health crises; the impact of macroeconomic trends, including inflation, changes in interest rates, trade policies and other geopolitical risks; future capital expenditures; ongoing working capital efforts; future share repurchases; financial results (including our revenue, costs or margins) and the impact of changes to tax laws on our financial results; existing and evolving business strategies; our indebtedness; our ability to execute strategic transactions, including both acquisitions and dispositions, including our ability to receive adequate consideration or any earnout proceeds in return for any dispositions or integrate or manage acquired businesses (such as our recent acquisition of Newfront Insurance Holdings, Inc. and our planned acquisition of Cushon) or effect internal reorganizations; demand for our services and competitive strengths; strategic goals; the benefits of new initiatives or investments in technology; growth of our business and operations; the sustained health of our product, service, transaction, client, and talent assessment and management pipelines; our ability to successfully manage ongoing leadership, organizational and technology changes, including investments in improving systems and processes; our cybersecurity and privacy processes; our ability to protect our intellectual property; our compliance with laws and regulations; risks associated with being an Irish-incorporated company; our recognition of future impairment charges; and plans and references to future successes, including our future financial and operating results, short-term and long-term financial goals, plans, objectives, expectations and intentions, including with respect to free cash flow generation, adjusted net income, adjusted operating margin and adjusted earnings per share, are forward-looking statements. Also, when we use words such as ‘may’, ‘will’, ‘would’, ‘anticipate’, ‘believe’, ‘estimate’, ‘expect’, ‘intend’, ‘plan’, ‘continues’, ‘seek’, ‘target’, ‘goal’, ‘focus’, ‘probably’, or similar expressions, we are making forward-looking statements. Such statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements. All forward-looking disclosure is speculative by its nature.

A number of risks and uncertainties that could cause actual results to differ materially from the results reflected in these forward-looking statements are identified under ‘Risk Factors’ in Item 1A of our Annual Report on Form 10-K for the fiscal year ended December 31, 2025 and updated subsequent filings with the SEC. These statements are based on assumptions that may not come true and are subject to significant risks and uncertainties.

Although we believe that the assumptions underlying our forward-looking statements are reasonable, any of these assumptions, and therefore also the forward-looking statements based on these assumptions, could themselves prove to be inaccurate. Given the significant uncertainties inherent in the forward-looking statements, our inclusion of this information is not a representation or guarantee by us that our objectives and plans will be achieved.

Our forward-looking statements speak only as of the date made and we will not update these forward-looking statements unless the securities laws require us to do so. With regard to these risks, uncertainties and assumptions, the forward-looking events discussed in this document may not occur, and we caution you against unduly relying on these forward-looking statements.

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Exhibit A

The WTW Amended and Restated Employee Share Purchase Plan

(as last amended and restated as of May 20, 2026)

1.
Purpose of the Plan

The purpose of the Plan is to give Eligible Employees of the Company and its Participating Companies the ability to strengthen the mutuality in interest between such employees and the Company’s shareholders as a result of the employees’ increased equity interest in the Company.

2.
Section 423 Offerings and Non-Section 423 Offerings

The Company intends for offerings under the Plan to qualify as an “employee stock purchase plan” under Section 423 of the Code (a “Section 423 Offering”); provided, however, that the Administrator may also authorize the grant of Options under the Plan that are not intended to comply with the requirements of Section 423 of the Code, pursuant to any rules, procedures, or sub-plans adopted by the Administrator for such purpose (a “Non-Section 423 Offering”).

3.
Definitions

The following capitalized terms used in the Plan have the respective meanings set forth in this Section 3:

(a)
Administrator: The Committee or, subject to Applicable Law, a subcommittee or subcommittees of the Committee or one or more of the Company’s officers or management team appointed or delegated authority by the Board or Committee in accordance with Section 5 to administer the Plan.
(b)
Affiliate: Shall have the meaning ascribed to such term in Rule 12b-2 promulgated under the Exchange Act. The Administrator shall have the authority to determine the time or times at which “Affiliate” status is determined within the foregoing definition.
(c)
Applicable Law: The requirements relating to the administration of equity-based awards under the corporate laws of Ireland, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the Shares are listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where the Options are, or will be, granted under the Plan.
(d)
Board: The Board of Directors of the Company.
(e)
Change in Control: Such term means (i) the acquisition of ownership, directly or indirectly, beneficially or of record, by any Person or group (within the meaning of the Exchange Act and the rules of the U.S. Securities and Exchange Commission thereunder as in effect on the date hereof) of the Shares representing more than fifty percent (50%) of the aggregate voting power represented by the issued and outstanding Shares; (ii) occupation of a majority of the seats (other than vacant seats) on the Board by Persons who were neither (x) nominated by the Board nor (y) appointed by directors so nominated; or (iii) a sale or other disposition of all or substantially all of the Company’s assets in any single transaction or series of related transactions.

For the avoidance of doubt, a transaction shall not constitute a Change in Control (i) if effected for the purpose of changing the place of incorporation or form of organization of the ultimate parent entity of the Willis Group (including where the Company is succeeded by an issuer incorporated under the laws of another state, country or foreign government for such purpose and whether or not the Company remains in existence following such transaction) and (ii) where all or substantially all of the Person(s) who are the beneficial owners of the outstanding voting securities of the Company immediately prior to such transaction will beneficially own, directly or indirectly, all or substantially all of the combined voting power of the outstanding voting securities entitled to vote generally in the election of directors of the ultimate parent entity resulting from such transaction in substantially the same proportions as their ownership, immediately prior to such transaction, of such outstanding securities of the Company.

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The WTW Amended and Restated Employee Share Purchase Plan (continued)

(f)
Code: The U.S. Internal Revenue Code of 1986, as amended, or any successor thereto.
(g)
Committee: The Human Capital and Compensation Committee of the Board or any other properly delegated committee of the Board. If no Human Capital and Compensation Committee or committee of the Board exists, the term “Committee” shall be deemed to refer to the Board for all purposes under the Plan.
(h)
Companies Act: The Irish Companies Act 2014, as amended.
(i)
Company (or WTW): Willis Towers Watson Public Limited Company, a company organized under the laws of Ireland under registered number 475616.
(j)
Compensation: The form(s) of compensation that may be contributed by a Participant to fund the exercise of Options, which, unless the Administrator determines otherwise prior to the commencement of an Offering Period, shall include the total amount paid by the Company or any Participating Company to the Eligible Employee (other than amounts paid after termination of employment, even if such amounts are paid for pre-termination date services) as salary or wages (including 13th/14th month payments or similar concepts under local law, whether such payments are characterized as base salary, base wages or otherwise under local law), including, in the interest of clarity, items of compensation that would constitute base wages for purposes of the payroll of the Company or Participating Company, as applicable (without regard to whether the amounts are paid in cash), including any portion of such amounts voluntarily deferred or reduced by the Eligible Employee (i) under any employee benefit plan of the Company or a Participating Company available to all levels of employees on a non-discriminatory basis upon satisfaction of eligibility requirements, and (ii) under any deferral plan of the Company (provided such amounts would not otherwise have been excluded had they not been deferred), and shall exclude, in the interest of clarity, amounts payable under an annual incentive plan and any other cash bonuses, commissions, overtime pay, other variable compensation, any stipends, lump sum payments in lieu of foregone merit increases, “bonus buyouts” as the result of job changes, pension, retainers, severance pay, special stay-on bonus, income derived from Share options, Share appreciation rights, restricted Share units or other equity or Share-based awards and dispositions of Shares acquired thereunder, and other special remunerations; and for Eligible Employees in the United States, Compensation shall include elective amounts that are not includible in gross income of the Eligible Employee by reason of Sections 125, 132(f)(4), 402(e)(3), 402(h) or 403(b) of the Code. In the event the amount of a Participant’s payroll, after giving effect to deferrals and other deductions, is insufficient to allow for the deduction of the amount of the Contributions elected by the Participant pursuant to Section 11 of the Plan, the amount of the Contributions for the applicable payroll shall be reduced to the amount available to be deducted and contributed to the Participant’s Contribution Account. The Administrator shall have discretion to determine the application of this definition to Eligible Employees outside the United States.
(k)
Contributions: The amount of Compensation contributed by a Participant through payroll deductions or other payments that the Administrator, in its sole discretion, may permit a Participant to make to fund the exercise of Options to purchase Shares granted pursuant to the Plan.
(l)
Contribution Account: An account to which Contributions are credited under Section 11(c) of the Plan.
(m)
Eligible Employee: Any person providing services to the Company or a Participating Company in an employee-employer relationship who meets such other initial service requirement specified by the Administrator pursuant to Section 7(a) of the Plan. The Administrator shall have the discretion to determine an individual’s status as an “Eligible Employee” in the case of any of the following, regardless of any subsequent reclassification as an employee by the Company or a Participating Company, any governmental agency, or any court: (i) any independent contractor; (ii) any consultant; (iii) any individual performing services for the Company or a Participating Company who has entered into an independent contractor or consultant agreement with the Company or a Participating Company; (iv) any individual performing services for the Company or a Participating Company under an independent contractor or consultant agreement, a purchase order, a supplier agreement or any other agreement that the Company or a Participating Company enters into for services; (v) any individual classified by the Company or a Participating Company as contract labor (such as contractors, contract employees, job shoppers), regardless of length of service; (vi) any individual whose base wage or salary is not processed for payment by the payroll department(s) or payroll provider(s) of the Company or a Participating

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The WTW Amended and Restated Employee Share Purchase Plan (continued)

Company; and (vii) any employee who is leased from or otherwise employed by a third party, including, for clarity, a professional employer organization. The Administrator shall have exclusive discretion to determine whether an individual is an Eligible Employee for purposes of the Plan.
(n)
Enrollment Period: The period during which an Eligible Employee may elect to participate in the Plan, with such period occurring before the first day of each Offering Period, as prescribed by the Administrator.
(o)
Exchange Act: The U.S. Securities Exchange Act of 1934, as amended, or any successor thereto.
(p)
Fair Market Value: On a given date, the per Share closing price of a Share as reported on the Nasdaq Stock Market (or if there were no reported sales on such date, on the last preceding Trading Day on which sales were reported) or, if the Company is not then listed on the Nasdaq Stock Market, on such other principal securities exchange or market on which the Shares are traded, and if the Company is not listed on the Nasdaq Stock Market or any other securities exchange or market, the Fair Market Value of a Share shall be determined by the Administrator acting in good faith.
(q)
Fractional Share Interest: An interest in a Share allocated to a Participant upon exercise of the Option and facilitated by the Plan Broker, providing for such rights with respect to a Share as shall be specified by the Administrator at the time of grant or otherwise of an Option under which Fractional Share Interests may be issued, whether or not the Option also provides for the issuance of whole Shares, including where the crediting of Fractional Share Interests results from the purchase of less than a whole Share or withholding of less than a whole Share to satisfy Tax-Related Items.
(r)
Maximum Share Amount: Subject to Section 423 of the Code and the additional limitations set forth in Section 7(c) and 11(a) of the Plan, the maximum number of Shares that a Participant may purchase in any given Offering Period shall be 1,887 Shares or such other maximum as may be determined by the Administrator prior to the commencement of an Offering Period.
(s)
Non-Section 423 Offering: As defined in Section 2 of the Plan.
(t)
Offering: A Section 423 Offering or a Non-Section 423 Offering of an Option under the Plan during an Offering Period as further described in Section 6 of the Plan. Unless otherwise determined by the Administrator, each Offering under the Plan in which Eligible Employees of the Company or one or more Participating Companies may participate shall be deemed a separate offering for purposes of Code Section 423, even if the dates of the applicable Offering Periods of each such Offering are identical, and the provisions of the Plan shall separately apply to each Offering. With respect to Section 423 Offerings, the terms of each Offering need not be identical provided that the terms of the Plan and an Offering together satisfy Code Section 423; a Non-Section 423 Offering need not satisfy such regulations.
(u)
Offering Date: The first Trading Day of an Offering Period.
(v)
Offering Period: An offering period described in Section 6 of the Plan.
(w)
Option: An option to acquire Shares granted pursuant to Section 9 of the Plan.
(x)
Participant: Eligible Employees who elect to participate in, and are granted an Option under, the Plan.
(y)
Participating Company: A Subsidiary or an Affiliate that has been designated by the Administrator from time to time in its sole discretion as eligible to participate in the Plan. Only Subsidiaries may be Participating Companies in a Section 423 Offering, and at any given time that a Subsidiary is a Participating Company in a Section 423 Offering the Subsidiary shall not also be a Participating Company in a Non-Section 423 Offering. The Administrator may provide that any Participating Company shall only be eligible to participate in a Non-Section 423 Offering.

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The WTW Amended and Restated Employee Share Purchase Plan (continued)

(z)
Person: As such term is used for purposes of Section 13(d) or 14(d) of the Exchange Act (or any successor section thereto).
(aa)
Plan: The WTW Amended and Restated Employee Share Purchase Plan, as amended from time to time.
(bb)
Plan Broker: A stock brokerage or other financial services firm designated by the Administrator in its sole discretion.
(cc)
Plan Share Account: Plan Share account established by the Company or by an outside entity selected by the Administrator which is not a brokerage firm.
(dd)
Purchase Date: The last Trading Day of an Offering Period.
(ee)
Purchase Price: The purchase price per Share, as determined pursuant to Section 10 of the Plan.
(ff)
Section 423 Offering: As defined in Section 2 of the Plan.
(gg)
Shares: Ordinary shares of the Company, nominal value $0.000304635 per Share. Any references to a Share shall also mean and include Fractional Share Interests when used in the context of references to Shares underlying the Options or issuable upon exercise of the Option, unless expressly provided otherwise or the context suggests otherwise. For purposes of this Plan, references to “issue” or variations of such term shall instead mean “allocate” or “credit” when used in the context of Fractional Share Interests.
(hh)
Shortfall: As defined in Section 15(a) of the Plan.
(ii)
Subplan: As defined in Section 5(b) of the Plan.
(jj)
Subsidiary: A subsidiary corporation as defined in Section 424(f) of the Code (or any successor section thereto) which is also a subsidiary within the meaning of Section 7 of the Companies Act.
(kk)
Tax-Related Items: Any U.S. federal, state, and/or local taxes and/or any non-U.S. taxes (including, without limitation, income tax, social insurance contributions (or similar contributions), payroll tax, fringe benefits tax, payment on account, employment tax, stamp tax and any other tax or tax-related item arising in relation to the Participant’s participation in the Plan and legally applicable to a Participant, including any employer liability for which the Participant is liable pursuant to Applicable Laws or an agreement entered into under the Plan).
(ll)
Trading Day: A day on which the principal exchange that the Shares are listed is open for trading.
(mm)
Willis Group: The Company and its Subsidiaries and Affiliates.
4.
Shares Subject to the Plan

Subject to the adjustment provision in Section 15 of the Plan, the total number of Shares which shall be made available for sale under the Plan is 4,500,000 Shares to be allocated among Offering Periods as the Administrator shall determine. The Shares may consist, in whole or in part, of unissued Shares, treasury Shares or Shares purchased on the open market. The issuance of Shares pursuant to the Plan shall reduce the total number of Shares available under the Plan. For avoidance of doubt, the Share limitation set forth in this Section 4 may be used to satisfy purchases of Shares under either a Section 423 Offering or a Non-Section 423 Offering.

5.
Administration of the Plan
(a)
Committee as Administrator. The Plan shall be administered by the Committee, which may delegate its duties and powers in whole or in part as contemplated under Section 5(e) of the Plan. Notwithstanding anything in the Plan to the contrary, subject to Applicable Law, any authority or responsibility that, under the terms of the Plan, may be

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The WTW Amended and Restated Employee Share Purchase Plan (continued)

exercised by the Committee may alternatively be exercised by the Board. Subject to Applicable Law, no member of the Board, the Committee or its delegates shall be liable for any good faith action or determination made in connection with the operation, administration or interpretation of the Plan. In the performance of its responsibilities with respect to the Plan, the Administrator shall be entitled to rely upon, and no Administrator shall be liable for any action taken or not taken in reliance upon, information and/or advice furnished by the Company’s officers or employees, the Company’s accountants, the Company’s counsel and any other party that the Administrator deems necessary.
(b)
Powers of the Administrator. The Administrator shall have full power and authority to: administer the Plan, including, without limitation, the authority to (i) construe, interpret, reconcile any inconsistency in, correct any default in and supply any omission in, and apply the terms of the Plan and any enrollment form (including any country-specific appendix to such form for employees outside the United States) or other instrument or agreement relating to the Plan, (ii) determine eligibility and adjudicate all disputed claims filed under the Plan, including whether Eligible Employees shall participate in a Section 423 Offering or a Non-Section 423 Offering and which Affiliates or Subsidiaries shall be Participating Companies in either a Section 423 Offering or a Non-Section 423 Offering, (iii) determine the terms and conditions of any Option, (iv) establish, amend, suspend or waive such rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan, (v) amend an outstanding Option, including any amendments to an Option that may be necessary for purposes of effecting a transaction contemplated under Section 15 of the Plan (including, but not limited to, an amendment to the class or type of shares that may be issued pursuant to the exercise of an Option or the Purchase Price applicable to a right), provided that the amended Option otherwise conforms to the terms of the Plan, and (vi) make any other determination and take any other action that the Administrator, in its sole discretion, deems necessary or desirable for the administration of the Plan, including, without limitation, the adoption of any rules, procedures, agreements, appendices, Offering terms or sub-plans (collectively, “Subplans”) as are necessary or advisable, as determined in the sole discretion of the Administrator, to permit or facilitate participation in the Plan by Eligible Employees who are citizens or residents in jurisdictions other than the U.S. or employed outside the U.S., as further set forth in Section 5(c) of the Plan.
(c)
Non-U.S. Subplans. Notwithstanding any provision to the contrary in this Plan, the Administrator may adopt such Subplans relating to the operation and administration of the Plan to accommodate local laws, customs and procedures for jurisdictions outside of the U.S., the terms of which Subplans may take precedence over other provisions of this Plan, with the exception of Section 4 of the Plan or other provisions giving rise to shareholder approval, but unless otherwise superseded by the terms of such Subplan, the provisions of this Plan shall govern the operation of such Subplan. To the extent inconsistent with the requirements of Section 423, any such Subplan shall be considered part of a Non-423 Offering, and Options granted thereunder shall not be required by the terms of the Plan to comply with Section 423 of the Code. Without limiting the generality of the foregoing, the Administrator is authorized to adopt Subplans for particular non-U.S. jurisdictions that modify the terms of the Plan to meet applicable local requirements, customs or procedures regarding, without limitation, (i) eligibility to participate, (ii) the definition of Compensation, (iii) the dates and duration of Offering Periods or other periods during which Participants may make Contributions towards the purchase of Shares, (iv) the method of determining the Purchase Price and the discount from Fair Market Value at which Shares may be purchased, (v) any minimum or maximum amount of Contributions a Participant may make in an Offering Period or other specified period under the applicable Subplan, (vi) the treatment of Options upon a Change in Control or a change in capitalization of the Company, (vii) the handling of payroll deductions and the methods for making Contributions by means other than payroll deductions, (viii) establishment of bank, building society or trust accounts to hold Contributions, (ix) payment of interest, (x) conversion of local currency, (xi) obligations to pay payroll tax, (xii) determination of beneficiary designation requirements, (xiii) withholding procedures, (xiv) handling of Share issuances, and (xv) taking advantage of tax-qualified treatment for Offerings under the Plan that may be available in certain jurisdictions.
(d)
Binding Authority. All determinations by the Administrator in carrying out and administering the Plan and in construing and interpreting the Plan and any enrollment form other instrument or agreement relating to the Plan shall be made in the Administrator’s sole discretion and shall be final, binding and conclusive for all purposes and upon all interested persons.

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The WTW Amended and Restated Employee Share Purchase Plan (continued)

(e)
Delegation of Authority. To the extent not prohibited by Applicable Law, the Committee may, from time to time, delegate some or all of its authority under the Plan to a subcommittee or subcommittees of the Committee, to one or more of the other parties comprising the “Administrator” hereunder, or other persons or groups of persons as it deems necessary, appropriate or advisable under conditions or limitations that it may set at or after the time of the delegation. For purposes of the Plan, reference to the Administrator shall be deemed to refer to any subcommittee, subcommittees, or other persons or groups of persons to whom the Board or the Committee delegates authority pursuant to this Section 5(e).
6.
Offering Periods

Unless the Administrator provides otherwise prior to the commencement of an Offering Period, the Plan shall be implemented by a series of consecutive Offering Periods of six (6) months’ duration, with new Offering Periods commencing on the date determined by the Administrator. Notwithstanding the foregoing, the Administrator may change, prior to the commencement of an Offering Period, the duration, frequency and/or timing of the commencement of any Offering Period, and/or provide for implementation of the Plan through overlapping Offering Periods, including Offering Periods that consist of one or more purchase periods of a duration specified by the Administrator, provided that each Offering Period may not have a duration exceeding twenty-seven (27) months and subject to the limitations under Section 423 of the Code for any Section 423 Offering and Applicable Law. To the extent that the Administrator establishes Offering Periods with multiple purchase periods or overlapping Offering Periods, in each case, with a Purchase Price based (in part) on the Fair Market Value of a Share on the first Trading Day of an Offering Period, the Administrator shall have discretion to structure an Offering Period so that if the Fair Market Value of a Share on the first Trading Day of the Offering Period in which a Participant is currently enrolled is higher than the Fair Market Value of a Share on the first Trading Day of any subsequent Offering Period or purchase period within an Offering Period, the Company shall automatically enroll such Participant in a new Offering Period and shall terminate his or her participation in the original Offering Period.

7.
Eligibility
(a)
General. Any individual who is an Eligible Employee as of the commencement of an Offering Period will be eligible to participate in the Plan, subject to the requirements of the Plan, including this Section 7 and Section 8 of the Plan. The Administrator, in its discretion, from time to time may, prior to an Offering Period for all Options to be granted in a Section 423 Offering, determine (on a uniform and nondiscriminatory basis) that the definition of Eligible Employee will or will not include an individual if they: (i) have not completed at least two (2) years of service as an employee since their last hire date (or such lesser period of time as may be determined by the Administrator in its discretion), (ii) customarily work as an employee not more than twenty (20) hours per week (or such lesser period of time as may be determined by the Administrator in its sole discretion), (iii) customarily work as an employee not more than five (5) months per calendar year (or such lesser period of time as may be determined by the Administrator in its sole discretion), (iv) are a highly compensated employee within the meaning of Section 414(q) of the Code, or (v) are a highly compensated employee within the meaning of Section 414(q) of the Code with compensation above a certain level or are an officer or subject to the disclosure requirements of Section 16(a) of the Exchange Act, provided the exclusion is applied with respect to each Offering in an identical manner to all highly compensated individuals of the Company or Participating Company whose employees are participating in that Offering.
(b)
Non-U.S. Employees; Non-Section 423 Offerings. An Eligible Employee who works for the Company or a Participating Company and is a citizen or resident of a jurisdiction other than the United States (without regard to whether such individual also is a citizen or resident of the United States or is a resident alien (within the meaning of Section 7701(b)(1)(A) of the Code)) may be excluded from participation in the Plan or an Offering if the participation of such Eligible Employee is prohibited under the laws of the applicable jurisdiction or if complying with the laws of the applicable jurisdiction would cause the Plan or a Section 423 Offering to violate Section 423 of the Code. In the case of a Non-Section 423 Offering, an Eligible Employee (or group of Eligible Employees) may be excluded from participation in the Plan or an Offering if the Administrator has determined, in its sole discretion, that participation of such Eligible Employee(s) is not advisable or practicable for any reason.

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(c)
Section 423 Limitations. Notwithstanding any provisions of the Plan to the contrary, no Eligible Employee shall be granted an Option under a Section 423 Offering to the extent that, immediately after the grant, such Eligible Employee (or any other person whose share would be attributed to such Eligible Employee pursuant to Section 424(d) of the Code) would own capital stock of the Company and/or hold outstanding options to purchase shares possessing five percent (5%) or more of the total combined voting power or value of all classes of shares of the Company or of any Subsidiary or other related company.
8.
Participation in the Plan

The Administrator shall set forth procedures pursuant to which Eligible Employees may elect to participate in a given Offering Period under the Plan. An Eligible Employee may elect to participate in an Offering under the Plan during any Enrollment Period in accordance with Section 11(a). Once a Participant elects to participate in an Offering Period, such Participant shall automatically participate in all subsequent Offering Periods at the same rate of Contributions as was in effect in the prior Offering Period unless the Participant (a) makes a new election or (b) withdraws or is deemed to withdraw from an Offering Period or from the Plan pursuant to Section 13 of the Plan. A Participant who is automatically enrolled in a subsequent Offering Period pursuant to this Section 8 is not required to file any additional documentation in order to continue participation in the Plan; provided, however, that participation in the subsequent Offering Period shall be governed by the terms and conditions of the Plan in effect at the beginning of the subsequent Offering Period, subject to the Participant’s right to withdraw from the Plan in accordance with Section 13 of the Plan. The Administrator has the authority to change the rules set forth in this Section 8 regarding participation in the Plan.

9.
Grant of Option on Enrollment

Each Participant who elects to participate in an Offering Period shall be granted (as of the Offering Date) an Option to purchase (as of the Purchase Date) a number of Shares equal to the number determined by dividing the amount credited to such Participant’s Contribution Account during such Offering Period as of the Purchase Date by the Purchase Price, as determined in accordance with Section 11(d) of the Plan.

10.
Purchase Price

The Purchase Price at which a Share will be sold in a given Offering Period, as of the Purchase Date, shall be determined by the Administrator but shall not be less than eighty-five percent (85%) of the lesser of: (a) the Fair Market Value of a Share on the Offering Date; or (b) the Fair Market Value of a Share on the Purchase Date. Unless otherwise determined by the Administrator prior to the commencement of an Offering Period, the Purchase Price shall be eighty-five percent (85%) of the Fair Market Value of the Shares on the Purchase Date.

11.
Contribution Elections; Payment of Purchase Price; Changes in Contributions; Issuance of Shares

Subject to Sections 12 and 13 of the Plan:

(a)
Contribution Elections and Rates; Section 423 Offering Calendar Year Limitation: An election by an Eligible Employee to participate pursuant to Section 8 of the Plan shall be made by completing the online enrollment process through the Plan Broker or, to the extent specified by the Administrator, by completing and submitting an enrollment form to the Administrator during the Enrollment Period, authorizing Contributions in one percent (1%) increments, from one percent (1%) to fifteen percent (15%), or such other maximum percentage not to exceed twenty percent (20%) determined by the Administrator, of such Participant’s Compensation, as elected by the Participant; provided, however, that no Participant shall be permitted to purchase (or accrue a right to purchase) Shares under a Section 423 Offering under this Plan (or under any other “employee stock purchase plan” within the meaning of Section 423(b) of the Code, of the Company or any of its Subsidiaries) with an aggregate Fair Market Value (as determined as of each Offering Date) in excess of U.S. $25,000.00 (or such lesser amount as determined by the Administrator in its sole discretion) for each calendar year in which such Option is outstanding. For a given Offering Period, Contributions shall commence on the first day of the Offering Period and shall end on the last day of the Offering Period, unless sooner altered or terminated as provided in the Plan; provided,

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however, that the Administrator shall determine (on a uniform and nondiscriminatory basis for Section 423 Offerings) whether amounts payable on a payroll date that coincides with a Purchase Date shall be allocated to the purchase of Shares on the next subsequent Purchase Date.
(b)
Contribution Rate Changes. Unless the Administrator provides otherwise prior to the commencement of an Offering Period, a Participant shall not change the rate of Contributions, with respect to an outstanding Offering Period, once the Offering Period has commenced. Unless a Participant makes a new election to change the rate of Contributions prior to the commencement of a subsequent Offering Period, the Participant’s most recent election will apply to such new Offering Period. Notwithstanding the foregoing, a Participant may elect to reduce the rate of Contributions to zero percent (0%) once an Offering Period has commenced. If a Participant reduces their rate of Contributions to zero percent (0%) once an Offering Period has commenced, the Contributions made by the Participant prior to such reduction will be applied to the purchase of Shares on the next Purchase Date, but if the Participant does not increase such rate of Contributions above zero percent (0%) prior to the commencement of the next subsequent Offering Period under the Plan, such action will be treated as the Participant’s withdrawal from the Plan in accordance with Section 13 of the Plan, effective as of immediately prior to the next subsequent Offering Period.
(c)
Contribution Accounts. All Contributions made with respect to a Participant shall be credited to their Contribution Account under the Plan and shall be deposited with the general funds of the Company and shall not accrue interest as further set forth in Section 23 of the Plan. Any administrative fee that may be assessed may be deducted from a Participant’s Contribution Account. All Contributions received or held by the Company may be used by the Company for any corporate purpose, and the Company shall not be obligated to segregate such Contributions unless required under Applicable Law. A Participant may not make any separate cash payment into their Contribution Account, and payment for Shares purchased under the Plan may not be made in any form other than by payroll deduction except where required under Applicable Law and only under a Non-Section 423 Offering or except as otherwise determined by the Administrator.
(d)
Purchase of Shares. Subject to the limitations set forth in Sections 7(c) and 11(a) of the Plan, on each Purchase Date, the Company shall apply the total amount that is credited to the Participant’s Contribution Account as of the Purchase Date to purchase Shares (including, in the interest of clarity, Fractional Share Interests, unless otherwise determined by the Administrator prior to the commencement of any Offering Period) pursuant to the Option granted on the Offering Date, provided that a Participant may not purchase in excess of the Maximum Share Amount. Any amount remaining in a Participant’s account that was not applied to the purchase of Shares on a Purchase Date because it was not sufficient to purchase a whole Share (to the extent Fractional Share Interests are not authorized to be purchased pursuant to the terms of the Offering) shall be carried forward for the purchase of Shares on the following Purchase Date. However, any amounts not applied to the purchase of Shares during an Offering Period for any reason other than as described in the foregoing sentence shall not be carried forward to any subsequent Offering Period and shall instead be refunded, as soon as practicable following the Purchase Date. In the event that the number of Shares to be purchased by all Participants in one Offering Period exceeds the number of Shares then available for issuance under the Plan, (i) the Company shall make a pro rata allocation of the remaining Shares available for issuance under the Plan in as uniform a manner as shall be practicable and as the Administrator shall in its sole discretion determine to be equitable and (ii) all funds not used to purchase Shares on the Purchase Date shall be refunded to the Participant.
(e)
Shareholder Rights. A Participant shall have no interest or voting right in the Shares covered by their Option prior to the date the Option is exercised. Upon exercise of the Option, the whole Shares received by a Participant under this Plan will carry the same voting and other shareholder rights as other outstanding Shares, and any Fractional Share Interests received by a Participant shall have such rights with respect to the Shares underlying the Fractional Share Interests as are specified in the agreement evidencing the Option or Offering document.
(f)
Share Issuances. As soon as practicable following the end of each Offering Period, the number of Shares purchased by each Participant shall be deposited into a brokerage account established in the Participant’s name with the Plan Broker or in a Plan Share Account to be held by such Plan Broker or in such Plan Share Account, as applicable. Unless otherwise permitted by the Administrator in its sole discretion, dividends that are declared on the Shares held in such account shall be paid in cash to the Participant.

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(g)
Shares to be Paid Up on Issuance. Notwithstanding any other provision of this Plan or the terms of any Option, no Shares shall be allotted or issued pursuant to the grant, exercise or vesting of an Option (including under any cashless exercise provisions of this Plan or any Option) unless such Share is fully paid-up in cash on issuance to at least its nominal value and in a manner which does not contravene Section 82 (Financial assistance for acquisition of shares) or any other provision of the Companies Act, and all Options shall be deemed to incorporate such a term. A “cashless exercise provision” is one that entitles a holder of an Option to elect to receive a reduced number of Shares that are the subject of an Option in (or purportedly in) full, or partial, satisfaction of the relevant exercise price; for the avoidance of doubt, the nominal value of a Share may not be satisfied in this manner, and must, in all circumstances, be paid-up in cash.
12.
Brokerage Account or Plan Share Accounts

By enrolling in the Plan, each Participant shall be deemed to have authorized the establishment of a brokerage account on their behalf with a Plan Broker selected by the Administrator. Alternatively, the Administrator may provide for Plan Share Accounts for each Participant. Shares purchased by a Participant pursuant to the Plan shall be held in the Participant’s brokerage account with the Plan Broker or Plan Share Account. The Company may require that Shares be retained in the Participant’s brokerage account with the Plan Broker or Plan Share Account for a designated period of time, and/or may establish procedures to permit tracking of dispositions of Shares.

13.
Withdrawal

Each Participant may withdraw from an Offering or from the Plan by submitting the appropriate form online through the Plan Broker or, to the extent determined by the Administrator, to the Administrator, in each case, under such terms and conditions as are established by the Administrator in its sole discretion. Upon a Participant’s withdrawal from an Offering or from the Plan, Contributions shall be discontinued and the amount of all credited Contributions in the Participant’s Contribution Account shall be refunded to the Participant, and the Participant shall not be entitled to any Shares on the Purchase Date or thereafter with respect to the Offering in effect at the time of such withdrawal. Such Participant shall be permitted to participate in subsequent Offerings by enrolling for a subsequent Offering or pursuant to such terms and conditions established by the Administrator in its sole discretion.

14.
Termination of Employment; Leave of Absence
(a)
Generally. A Participant whose employment is terminated for any reason shall cease to participate in the Plan upon their termination of employment. Upon such termination all Contributions credited to the Participant’s Contribution Account shall be refunded to the Participant, and such Participant shall have no future rights in any unexercised Options.
(b)
Leave of Absence. Subject to the discretion of the Administrator (as determined on a uniform and nondiscriminatory basis for Section 423 Offerings), if a Participant is granted a paid leave of absence, payroll deductions on behalf of the Participant shall continue and any Contributions credited to the Participant’s account may be used to purchase Shares as provided under the Plan. If a Participant is granted an unpaid leave of absence, payroll deductions on behalf of the Participant shall be discontinued and no other Contributions shall be permitted (unless otherwise determined by the Administrator (on a uniform and nondiscriminatory basis for Section 423 Offerings) or required by Applicable Law), but any Contributions then credited to the Participant’s account may be used to purchase Shares on the next applicable Purchase Date. Where the period of leave exceeds three (3) months and the Participant’s right to reemployment is not guaranteed by statute or by contract, for purposes of Section 423 Offerings and Non-Section 423 Offerings (unless otherwise determined by the Administrator prior to the commencement of an Offering Period of a Non-Section 423 Offering), the employment relationship shall be deemed to have terminated three (3) months and one (1) day following the commencement of such leave.

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(c)
Transfer of Employment. Unless otherwise determined by the Administrator or required by Applicable Law, a Participant whose employment transfers or whose employment terminates with an immediate rehire (with no break in service) by or between the Company or a Participating Company, as determined in the sole discretion of the Administrator, will not be treated as having terminated employment for purposes of participating in the Plan or an Offering; provided, however, that (i) if a Participant transfers employment to a different country, the Participant shall be treated as having terminated employment (without regard to whether there is a break in service) as of the effective date of the transfer for purposes of participating in the Plan, and the Participant shall immediately cease participation in the Offering and the Plan as of such time, (ii) if a Participant transfers from a Section 423 Offering to a Non-Section 423 Offering, the exercise of the right will be qualified under the Section 423 Offering only to the extent that such exercise complies with Section 423 of the Code, (iii) if a Participant transfers from a Non-Section 423 Offering to a Section 423 Offering, the exercise of the right will remain non-qualified under the Non-Section 423 Offering. Upon cessation of participation in the Plan in accordance with this Section 14, the Participant shall not be eligible to join any ongoing Offering, but may elect, during the next subsequent Enrollment Period, to participate in a future Offering in which the Participant is eligible to participate in accordance with the terms of the Plan. The Administrator may establish additional or different rules to govern transfers of employment for purposes of participation in the Plan or an Offering, consistent with the applicable requirements of Section 423 of the Code in the case of Section 423 Offerings.
15.
Adjustments upon Certain Events

Notwithstanding any other provisions in the Plan to the contrary, the following provisions shall apply to the Plan and all Options outstanding under the Plan:

(a)
Capitalization Events. In the event of any increase, decrease or change in the number or characteristic of outstanding Shares effected without receipt of consideration by the Company or by reason of any Share dividend, split, reverse Share split, reorganization, recapitalization, merger, consolidation, spin-off, combination or exchange of Shares or other corporate exchange, or any distribution to shareholders of Shares other than regular cash dividends, the Administrator without liability to any person will make such substitution or adjustment, as it deems to be equitable, as to (i) the number or kind of Shares or other securities issued or reserved for issuance pursuant to the Plan, (ii) the Purchase Price and/or (iii) any other affected terms of such Options. An adjustment under this provision may have the effect of reducing the price at which Shares may be acquired to less than their nominal value (the “Shortfall”), but only if and to the extent that the Administrator shall be authorized to capitalize from the reserves of the Company a sum equal to the Shortfall and to apply that sum in paying up that amount on the Shares.
(b)
Change in Control. In the event that the successor corporation in a Change in Control refuses to assume or substitute for the right to purchase Shares pursuant to outstanding Options, or the successor corporation is not a publicly traded corporation, the Offering Period then in progress will be shortened by setting a new Purchase Date and will end on the new Purchase Date. The new Purchase Date will be before the effective date of the Company’s proposed Change in Control. The Administrator will notify each Participant in writing, at least ten (10) trading days prior to the new Purchase Date (or such other date as may be specified by the Administrator), that the Purchase Date for the Participant’s exercise of Options to purchase Shares has been changed to the new Purchase Date and that Shares will be purchased automatically for the Participant on the new Purchase Date, unless the Participant has withdrawn from the Offering prior to such date, as provided in Section 13 of the Plan. Any amount remaining in a Participant’s account that was not applied to the purchase of Shares on the new Purchase Date because it was not sufficient to purchase a whole Share (to the extent Fractional Share Interests are not authorized to be purchased pursuant to the terms of the Offering) shall be refunded as soon as practicable following the new Purchase Date. Notwithstanding the foregoing, in the event of a Change in Control, the Administrator in its sole discretion and without liability to any person may take such actions, if any, as it deems necessary or desirable with respect to any Option or Offering Period outstanding as of the date of the consummation of the Change in Control.

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16.
Nontransferability

No Options granted under the Plan shall be transferred, assigned, pledged or otherwise disposed of in any way by the Participant other than by will or by the laws of descent and distribution. Any such attempted transfer, assignment, pledge or other disposition shall be of no force or effect, except that the Administrator may treat such act as an election to withdraw from the Offering in accordance with Section 13 of the Plan. During the Participant’s lifetime, Options shall be exercisable only by the Participant.

17.
Rights as a Shareholder

A Participant shall have no rights as a shareholder with respect to Shares subject to any rights granted under this Plan or any Shares deliverable under this Plan unless and until recorded in the books of the Plan Broker selected by the Administrator or, as applicable, the Company, its transfer agent, stock plan administrator or such other outside entity which is not a brokerage firm, provided that the provisions of Section 22(b) shall apply to Fractional Share Interests issuable under an Option.

18.
No Right to Employment

The granting of an Option under the Plan shall impose no obligation on the Company or a Participating Company to continue the employment of a Participant and shall not in any way affect the Company’s or Participating Company’s right to terminate the employment of such Participant, and no liability or claim shall arise under the Plan in the event of any such termination.

19.
Conditions Upon Issuance of Shares

Notwithstanding any other provision of the Plan, unless there is an available exemption from any registration, qualification or other legal requirement applicable to the Shares, the Company shall not be required to deliver any Shares issuable upon exercise of a right under the Plan prior to the completion of any registration or qualification of the Shares under any local, state, federal or foreign securities or exchange control law or under rulings or regulations of any governmental regulatory body, or prior to obtaining any approval or other clearance from any local, state, federal or foreign governmental agency, which registration, qualification or approval the Administrator shall, in its absolute discretion, deem necessary or advisable. The Company is under no obligation to register or qualify the Shares with any state or foreign securities commission, or to seek approval or clearance from any governmental authority for the issuance or sale of the Shares. If, pursuant to this Section 19, the Administrator determines that the Shares will not be issued to any Participant, any Contributions credited to such Participant’s account shall be refunded to the Participant, without any liability to the Company or any of its Affiliates or Subsidiaries.

20.
Code Section 409A; Tax Qualification
(a)
Code Section 409A. Options granted under a Section 423 Offering are exempt from the application of Section 409A of the Code. In furtherance of the foregoing and notwithstanding any provision in the Plan to the contrary, if the Administrator determines that an Option may be subject to Section 409A of the Code or that any provision in the Plan would cause an Option to be subject to Section 409A of the Code, the Administrator may amend the terms of the Plan and/or of an outstanding Option, or take such other action the Administrator determines is necessary or appropriate, in each case, without the Participant’s consent, to cause any outstanding Option to be exempt from or to allow any such Option to comply with Section 409A of the Code, but only to the extent any such amendments or action by the Administrator would not violate Section 409A of the Code. Notwithstanding the foregoing, the Company shall have no liability to a Participant or any other party if an Option that is intended to be exempt from or compliant with Section 409A of the Code is not so exempt or compliant or for any action taken by the Administrator with respect thereto. The Company makes no representation that an Option is compliant with Section 409A of the Code.

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(b)
Tax Qualification. Although the Company may endeavor to (i) qualify an Option for favorable tax treatment under the laws of the United States or jurisdictions outside of the United States or (ii) avoid adverse tax treatment (e.g., under Section 409A of the Code), the Company makes no representation to that effect and expressly disavows any covenant to maintain favorable or avoid unfavorable tax treatment, notwithstanding anything to the contrary in this Plan, including Section 20(a) of the Plan. The Company shall be unconstrained in its corporate activities without regard to the potential negative tax impact on Participants under the Plan.
21.
Taxes

At the time a Participant’s Option is exercised, in whole or in part, or at the time a Participant disposes of some or all of the Shares acquired under the Plan, or at the time of any other taxable event, the Participant shall make adequate provision for any Tax-Related Items. In their sole discretion, the Company or the Participating Company that employs the Participant may satisfy its obligation to withhold Tax-Related Items by (a) withholding from the Participant’s wages or other compensation, (b) withholding a number of Shares (including less than a whole Share) otherwise issuable in connection with the purchase of Shares under the Plan, (c) withholding from proceeds from the sale of Shares (including less than a whole Share) issued upon purchase, either through a voluntary sale or a mandatory sale arranged by the Company, (d) requiring the Participant to make a cash payment (by check or wire transfer) to the Company or another Participating Company equal to the amount of the Tax-Related Items, or (e) any other method determined by the Company that is permissible under Applicable Law.

22.
Fractional Shares
(a)
No Fractional Shares. Notwithstanding the provisions of Section 22(b) of the Plan in connection with Fractional Share Interest transactions facilitated by the Plan Broker, no fractional Shares shall be issued by the Company and in no event shall certificates or their electronic equivalent representing fractional Shares be issued by the Company to a Participant under any circumstances. Where the Administrator has determined that Fractional Share Interests (as authorized under Section 22(b) of the Plan) may not be purchased under the Plan, the Administrator shall determine, in its sole discretion, whether Contributions credited to the Participant’s Contribution Account that are not sufficient to purchase a whole Share as of a Purchase Date shall be refunded to the Participant or whether such amounts shall be carried forward for the purchase of Shares on the following Purchase Date.
(b)
Fractional Share Interests. Subject to Applicable Laws, Fractional Share Interests may be purchased and credited to a Participant’s brokerage account with the Plan Broker through an arrangement facilitated by the Plan Broker if and to the extent determined by the Administrator. To the extent the Administrator has determined that Fractional Share Interests may be purchased by or issued to a Participant pursuant to this Section 22(b), the terms of the Options providing for the issuance of Fractional Share Interests shall be consistent with the general provisions applicable to an Option as set forth herein (including provisions set forth in Section 11 of the Plan), and the agreement evidencing such Option shall specify the rights the Participant shall have as a shareholder with respect to Shares underlying the Fractional Share Interests subject to the Option.
23.
Interest

No interest shall accrue on the Contributions credited to a Participant’s Contribution Account, except as may be required under Applicable Law or to the extent determined by the Administrator, in each case, as determined in the sole discretion of the Administrator, and if so required by the Applicable Laws of a particular jurisdiction, shall, with respect to Section 423 Offerings, be applied in a manner that complies with Section 423 of the Code. In the interest of clarity, no interest shall accrue on a Participant’s Contributions, including in the event that Contributions credited to the Participant’s Contribution Account are refunded to the Participant for any reason, including, without limitation, as a result of the Participant’s termination of employment or other withdrawal from an Offering, the termination of an Option, Offering or Plan, or the inability to complete the exercise of an Option.

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The WTW Amended and Restated Employee Share Purchase Plan (continued)

24.
Effectiveness of Plan; Amendment or Termination of the Plan

The Plan became effective on February 3, 2010. The Plan shall continue until the earlier to occur of the following: (a) termination of the Plan by the Board or the Committee and (b) issuance of all of the Shares reserved for issuance under the Plan. The Board or the Committee may amend, alter or terminate the Plan, but no amendment, alteration or termination shall be made which, (a) without the approval of the shareholders of the Company, would (except as is provided in Section 15 of the Plan), increase the total number of Shares reserved for the purposes of the Plan or to the extent shareholder approval is otherwise required under Applicable Law, (b) except as otherwise provided in Section 15(b), without the consent of a Participant, would impair any of the rights or obligations under any Option theretofore granted to such Participant under the Plan; provided, however, that (i) the Board or the Committee may amend the Plan (including, in the interest of clarity, with respect to outstanding Offerings) in such manner as it deems necessary to facilitate compliance with Applicable Law, and (ii) the Board or the Committee may terminate the Plan without the consent of the Participants so long as it refunds all Contributions credited to the Participants’ Contribution Accounts.

25.
Governing Law; Venue

Except to the extent that provisions of this Plan are governed by applicable provisions of the Code or any other substantive provision of U.S. federal law, the Plan shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York (without regard to any conflict of law provisions). The state and federal courts located in the County of New York, State of New York shall have exclusive jurisdiction to hear and determine any suit, action or proceeding and to settle any disputes, which may arise out of or in connection with the Plan and, for such purposes, the Participant irrevocably and unconditionally submits to the exclusive jurisdiction of such courts.

26.
Severability

If any provision of the Plan is or becomes or is deemed to be invalid, illegal, or unenforceable for any reason in any jurisdiction or as to any Participant, such invalidity, illegality or unenforceability will not affect the remaining parts of the Plan, and the Plan will be construed and enforced as to such jurisdiction or Participant as if the invalid, illegal or unenforceable provision had not been included.

WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY 125

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wtw WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY C/O PROXY SERVICES P.O. BOX 9142 FARMINGDALE, NY 11735 SCAN TO VIEW MATERIALS & VOTE VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information up until 4:59 a.m. IST on May 20, 2026, or until 4:59 a.m. IST on May 16, 2026 with respect to shares held through a Company employee share plan. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 4:59 a.m. IST on May 20, 2026, or until 4:59 a.m. IST on May 16, 2026 with respect to shares held through a Company employee share plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIFumbi Chima 1c. Stephen Chipman 1d. Michael Hammond 1e. Carl Hess 1f. Jacqueline Hunt 1g. Paul Reilly 1h. Michelle Swanback 1i. Fredric Tomczyk 2. Ratify, on an advisory basis, the appointment of (i) Deloitte & Touche LLP to audit our financial statements and (ii) Deloitte Ireland LLP to audit our Irish Statutory Accounts, and authorize, in a binding vote, the Board, acting through the Audit Committee, to fix the independent auditors’ remuneration. For Against Abstain 3. Approve, on an advisory basis, the named executive officer compensation. 4. Renew the Board's existing authority to issue shares under Irish law. 5. Renew the Board's existing authority to opt out of statutory pre-emption rights under Irish law. 6. Approve the WTW Amended and Restated Employee Share Purchase Plan (the "Plan"), including the increase of the number of shares authorized for issuance under the Plan, among other amendments. NOTE: In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners

Important Notice Regarding the Availability of Proxy Materials for the Annual General Meeting: The Annual Report on Form 10-K, Notice and Proxy Statement and Irish Statutory Accounts are available at www.proxyvote.com. V88791-P45789 PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF WILLIS TOWERS WATSON PUBLIC LIMITED COMPANY FOR THE 2026 ANNUAL GENERAL MEETING OF SHAREHOLDERS ON May 20, 2026 The undersigned being a shareholder of Willis Towers Watson Public Limited Company (the "Company") hereby appoints Mr. Paul Reilly and, if Mr. Paul Reilly is not present, any member of the Board of Directors (the "Board") and, if a member of the Board is not present, any member of senior management of the Company nominated by the Board, with full power of substitution, for and in the name of the undersigned, to vote all ordinary shares, nominal value U.S. $0.000304635 per share, of the Company, that the undersigned would be entitled to vote if personally present at the 2026 Annual General Meeting of Shareholders, to be held in Maynooth, Ireland and at any adjournment or postponement thereof, upon the matters described in the Notice of the 2026 Annual General Meeting of Shareholders and Proxy Statement, receipt of which is hereby acknowledged, subject to any direction indicated on the reverse side of this card and upon any other business that may properly come before the meeting or any adjournment thereof, hereby revoking any proxy heretofore executed by the undersigned to vote at said meeting. THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR THE PROPOSALS IN ACCORDANCE WITH THE BOARD'S RECOMMENDATIONS. Continued and to be signed on reverse side